PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the Premiere II and Premiere III individual flexible premium variable and fixed life insurance policy (collectively referred to as the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals and certain groups. This SAI is not a prospectus, and should be read together with the Prospectuses for the Policy dated May 1, 2013 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectuses for the Policy.

May 1, 2013

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period.  Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period.  Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income.  Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

Option 4 — Payments for a Fixed Amount.  Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

We offer the following riders and endorsements:

Lapse Protection Extension Rider. (Available on Premiere II policies.) Provides for an extension to the lapse protection period under the Policy. The rider will double the length of the lapse protection provided by the Policy, as long as requirements for the payment of premiums are met.

Children's Term Life Insurance Rider. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value under this rider.

Accidental Death Benefit Rider. Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value under this rider.

Disability Benefit Rider. Provides for the crediting of a specific premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

Guaranteed Insurability Rider. Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability.

Protected Insurability Benefit Rider. Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

Flexible Coverage Rider (FCR). Provides an additional benefit payable on the death of the covered Insured of a Policy without increasing the Policy's Face Amount. Limitations on the amount of such coverage may apply. The FCR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). An FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The Policy's lapse protection does not apply to the FCR. There is no cash or loan value under this rider.

Term Rider for Covered Insured (CIR). Provides an additional death benefit payable on the death of an insured other than the Insured of a Policy. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The rider is generally available only on the spouse or children of the Insured. A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value under this rider.

Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

BenefitGuard Residual Death Benefit Endorsement (not available for Premiere II Policies applied for before June 1, 2003). Provides a guarantee that the Policy will not lapse and the death benefit will be at least $10,000 as long as all of the following conditions are met:

1)  The Policy has been in force for at least 20 years;

2)  The Insured has attained at least age 65;

3)  The Policy Debt is at least 99% of the Policy Value; and

4)  The Policy Debt exceeds the Face Amount of the Policy.

When all of the conditions are met, any riders on the Policy will be terminated and any Variable Account Value will be transferred to the Fixed Account. In addition, no further premium outlays, withdrawals, policy loans, face amount changes, and death benefit option changes will be allowed. This endorsement will terminate if the Policy terminates. The BenefitGuard residual death benefit provision may be subject to state variations and may not be available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions. Protective does not make any representations regarding the tax treatment of loans where the Policy has not lapsed due to operation of a lapse protection feature, including the BenefitGuard feature. Please consult your tax advisor for more information.

Terminal Illness Accelerated Death Benefit Endorsement (not available for Premiere II Policies issued before January 3, 2000). The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

Cash Value Accumulation Test Endorsement. Provides an alternative death benefit based on the cash value accumulation test for the Policy under the Internal Revenue Code. The endorsement may impact the amount of premium payments that may be made and alters the calculation of the Death Benefit from the guideline premium compliance test applicable without the endorsement.

Policy Loan Endorsement. Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, the death benefit option, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

CEFLI

Protective Life is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in Protective advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust (as well as MFS Variable Insurance Trust II, offered through Premiere III Policies), Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc. The Universal Institutional Funds, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust (as well as Calvert Variable Series, Inc., offered through certain Premiere II Policies) are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. The board of directors (or trustees) of each of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Universal Institutional Funds, Oppenheimer Variable Account Funds, MFS Variable Insurance Trust (as well as MFS Variable Insurance Trust II, offered through Premiere III Policies), Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc. Calvert Variable Series, Inc., Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectuses.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; any liens and accrued interest; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The statements of assets and liabilities of Protective Variable Life Separate Account as of December 31, 2012 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2012 and 2011 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Protective Life Insurance Company as of December 31, 2012, and 2011 and for each of the three years in the period ended December 31, 2012 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 1901 6th Avenue North, Suite 1600, Birmingham, Alabama 35203.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectuses and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549. The instruments may also be accessed using the SEC's website at http/www.sec.gov.

Financial Statements

The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2012 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2012 and 2011 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2012 and 2011 and the related consolidated statements of income, share-owner's equity, and cash flows for each of the three years in the period ended December 31, 2012 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Life Separate Account.

Financial Statements follow this page.

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the Protective Variable Life Separate Account
and Board of Directors of Protective Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts as listed in Note 1 to such financial statements of the Protective Variable Life Separate Account (the "Separate Account") at December 31, 2012, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 23, 2013

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Assets
Investment in sub-accounts at fair value	$11,138	$6,612	$8,052
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	11,138	6,612	8,052
Liabilities
Payable to Protective Life Insurance Company	14	—	5
Net Assets	$11,124	$6,612	$8,047
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Assets
Investment in sub-accounts at fair value	$5,638	$8,821	$2,446
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	5,638	8,821	2,446
Liabilities
Payable to Protective Life Insurance Company	8	18	—
Net Assets	$5,630	$8,803	$2,446
	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
Assets
Investment in sub-accounts at fair value	$1,477	$1,779	$1,033
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,477	1,779	1,033
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,477	$1,779	$1,033

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Assets
Investment in sub-accounts at fair value	$298	$98	$880
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	298	98	880
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$298	$98	$880
	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
Assets
Investment in sub-accounts at fair value	$594	$62	$5,217
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	594	62	5,217
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$594	$62	$5,217
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Assets
Investment in sub-accounts at fair value	$6,269	$5,279	$15,120
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	6,269	5,279	15,120
Liabilities
Payable to Protective Life Insurance Company	—	6	31
Net Assets	$6,269	$5,273	$15,089

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
Assets
Investment in sub-accounts at fair value	$3,286	$3,630	$2,401
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	3,286	3,630	2,401
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$3,286	$3,630	$2,401
	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
Assets
Investment in sub-accounts at fair value	$2,379	$3,469	$26
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	2,379	3,469	26
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$2,379	$3,469	$26
	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA
Assets
Investment in sub-accounts at fair value	$155	$6,019	$3,134
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	155	6,019	3,134
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$155	$6,019	$3,134

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Assets
Investment in sub-accounts at fair value	$8,273	$7,266	$11,786
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	8,273	7,266	11,786
Liabilities
Payable to Protective Life Insurance Company	—	6	43
Net Assets	$8,273	$7,260	$11,743
	Oppenheimer Global Securites Fund/VA	Invesco Van Kampen VI American Franchise	Invesco Van Kampen VI Comstock
Assets
Investment in sub-accounts at fair value	$13,273	$3,592	$26,890
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	13,273	3,592	26,890
Liabilities
Payable to Protective Life Insurance Company	2	10	74
Net Assets	$13,271	$3,582	$26,816
	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II
Assets
Investment in sub-accounts at fair value	$19,488	$1,934	$14,639
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	19,488	1,934	14,639
Liabilities
Payable to Protective Life Insurance Company	71	—	37
Net Assets	$19,417	$1,934	$14,602

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II
Assets
Investment in sub-accounts at fair value	$283	$324	$4,264
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	283	324	4,264
Liabilities
Payable to Protective Life Insurance Company	—	—	56
Net Assets	$283	$324	$4,208
	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II
Assets
Investment in sub-accounts at fair value	$971	$12	$28
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	971	12	28
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$971	$12	$28
	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Assets
Investment in sub-accounts at fair value	$491	$14,572	$14,312
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	491	14,572	14,312
Liabilities
Payable to Protective Life Insurance Company	—	56	52
Net Assets	$491	$14,516	$14,260

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure
Assets
Investment in sub-accounts at fair value	$13,198	$2,881	$8,150
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	13,198	2,881	8,150
Liabilities
Payable to Protective Life Insurance Company	22	9	31
Net Assets	$13,176	$2,872	$8,119
	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
Assets
Investment in sub-accounts at fair value	$763	$428	$1,017
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	763	428	1,017
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$763	$428	$1,017
	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
Assets
Investment in sub-accounts at fair value	$4,480	$1,281	$14,687
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	4,480	1,281	14,687
Liabilities
Payable to Protective Life Insurance Company	—	—	4
Net Assets	$4,480	$1,281	$14,683

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
Assets
Investment in sub-accounts at fair value	$5,469	$2,045	$2,471
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	5,469	2,045	2,471
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$5,469	$2,045	$2,471
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities
Assets
Investment in sub-accounts at fair value	$303	$474	$1,531
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	303	474	1,531
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$303	$474	$1,531
	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
Assets
Investment in sub-accounts at fair value	$12,489	$7,592	$2,222
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	12,489	7,592	2,222
Liabilities
Payable to Protective Life Insurance Company	1	—	—
Net Assets	$12,488	$7,592	$2,222

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
Assets
Investment in sub-accounts at fair value	$1,184	$4,511	$9,700
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,184	4,511	9,700
Liabilities
Payable to Protective Life Insurance Company	—	—	10
Net Assets	$1,184	$4,511	$9,690
	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2
Assets
Investment in sub-accounts at fair value	$6,153	$5,480	$14
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	6,153	5,480	14
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$6,153	$5,480	$14
	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II
Assets
Investment in sub-accounts at fair value	$19,397	$190	$118
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	19,397	190	118
Liabilities
Payable to Protective Life Insurance Company	11	—	—
Net Assets	$19,386	$190	$118

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
Assets
Investment in sub-accounts at fair value	$247	$515	$1,347
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	247	515	1,347
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$247	$515	$1,347
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor
Assets
Investment in sub-accounts at fair value	$282	$5,937	$3
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	282	5,937	3
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$282	$5,937	$3

	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Assets
Investment in sub-accounts at fair value	$412	$848
Receivable from Protective Life Insurance Company	—	—
Total Assets	412	848
Liabilities
Payable to Protective Life Insurance Company	—	—
Net Assets	$412	$848

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Investment Income
Dividends	$154	$135	$145
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(157)	(128)	162
Capital gain distribution	272	—	—
Net realized gain (loss) investments	115	(128)	162
Net unrealized appreciation (depreciation) on investments during the period	1,611	1,209	766
Net realized and unrealized gain (loss) on investments	1,726	1,081	928
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,880	$1,216	$1,073
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Investment Income
Dividends	$66	$60	$28
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(94)	19	(8)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(94)	19	(8)
Net unrealized appreciation (depreciation) on investments during the period	717	1,466	376
Net realized and unrealized gain (loss) on investments	623	1,485	368
Net Increase (Decrease) in Net Assets Resulting from Operations	$689	$1,545	$396

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
Investment Income
Dividends	$7	$20	$19
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	2	1	—
Capital gain distribution	—	44	—
Net realized gain (loss) investments	2	45	—
Net unrealized appreciation (depreciation) on investments during the period	224	213	157
Net realized and unrealized gain (loss) on investments	226	258	157
Net Increase (Decrease) in Net Assets Resulting from Operations	$233	$278	$176
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Investment Income
Dividends	$3	$2	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	1
Capital gain distribution	—	—	73
Net realized gain (loss) investments	—	—	74
Net unrealized appreciation (depreciation) on investments during the period	30	9	60
Net realized and unrealized gain (loss) on investments	30	9	134
Net Increase (Decrease) in Net Assets Resulting from Operations	$33	$11	$134

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
Investment Income
Dividends	$5	$1	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	(3)	15
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	(3)	15
Net unrealized appreciation (depreciation) on investments during the period	69	9	763
Net realized and unrealized gain (loss) on investments	69	6	778
Net Increase (Decrease) in Net Assets Resulting from Operations	$74	$7	$778
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Investment Income
Dividends	$47	$44	$403
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	12	87	146
Capital gain distribution	—	—	—
Net realized gain (loss) investments	12	87	146
Net unrealized appreciation (depreciation) on investments during the period	865	736	1,009
Net realized and unrealized gain (loss) on investments	877	823	1,155
Net Increase (Decrease) in Net Assets Resulting from Operations	$924	$867	$1,558

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
Investment Income
Dividends	$—	$227	$11
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	17	15	56
Capital gain distribution	293	—	111
Net realized gain (loss) investments	310	15	167
Net unrealized appreciation (depreciation) on investments during the period	291	185	186
Net realized and unrealized gain (loss) on investments	601	200	353
Net Increase (Decrease) in Net Assets Resulting from Operations	$601	$427	$364
	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
Investment Income
Dividends	$48	$40	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	12	21	1
Net realized gain (loss) investments	12	21	1
Net unrealized appreciation (depreciation) on investments during the period	59	310	1
Net realized and unrealized gain (loss) on investments	71	331	2
Net Increase (Decrease) in Net Assets Resulting from Operations	$119	$371	$2

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA
Investment Income
Dividends	$—	$1	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	(25)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	—	(25)
Net unrealized appreciation (depreciation) on investments during the period	5	—	511
Net realized and unrealized gain (loss) on investments	5	—	486
Net Increase (Decrease) in Net Assets Resulting from Operations	$5	$1	$486
	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Investment Income
Dividends	$54	$69	$617
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	108	230	21
Capital gain distribution	—	—	114
Net realized gain (loss) investments	108	230	135
Net unrealized appreciation (depreciation) on investments during the period	914	820	578
Net realized and unrealized gain (loss) on investments	1,022	1,050	713
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,076	$1,119	$1,330

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Invesco Van Kampen VI American Franchise
Investment Income
Dividends	$255	$160	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	16	(1,488)	211
Capital gain distribution	—	—	—
Net realized gain (loss) investments	16	(1,488)	211
Net unrealized appreciation (depreciation) on investments during the period	2,051	1,440	277
Net realized and unrealized gain (loss) on investments	2,067	(48)	488
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,322	$112	$488
	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II
Investment Income
Dividends	$447	$287	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	57	85	3
Capital gain distribution	—	—	89
Net realized gain (loss) investments	57	85	92
Net unrealized appreciation (depreciation) on investments during the period	3,959	2,130	109
Net realized and unrealized gain (loss) on investments	4,016	2,215	201
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,463	$2,502	$201

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI American Value II	Invesco VI Balanced Risk Allocation II
Investment Income
Dividends	$255	$1	$2
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	13	1	—
Capital gain distribution	—	—	1
Net realized gain (loss) investments	13	1	1
Net unrealized appreciation (depreciation) on investments during the period	1,361	27	17
Net realized and unrealized gain (loss) on investments	1,374	28	18
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,629	$29	$20
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II
Investment Income
Dividends	$127	$11	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	7	1	—
Capital gain distribution	—	—	—
Net realized gain (loss) investments	7	1	—
Net unrealized appreciation (depreciation) on investments during the period	(42)	98	1
Net realized and unrealized gain (loss) on investments	(35)	99	1
Net Increase (Decrease) in Net Assets Resulting from Operations	$92	$110	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income
Investment Income
Dividends	$—	$2	$142
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	2	72
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	2	72
Net unrealized appreciation (depreciation) on investments during the period	1	97	1,398
Net realized and unrealized gain (loss) on investments	1	99	1,470
Net Increase (Decrease) in Net Assets Resulting from Operations	$1	$101	$1,612
	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities
Investment Income
Dividends	$779	$86	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	10	(3)	11
Capital gain distribution	175	—	159
Net realized gain (loss) investments	185	(3)	170
Net unrealized appreciation (depreciation) on investments during the period	618	1,633	193
Net realized and unrealized gain (loss) on investments	803	1,630	363
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,582	$1,716	$363

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Lord Abbett Capital Structure	Lord Abbett International Opportunities	Lord Abbett Classic Stock
Investment Income
Dividends	$244	$15	$4
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	52	8	—
Capital gain distribution	—	12	—
Net realized gain (loss) investments	52	20	—
Net unrealized appreciation (depreciation) on investments during the period	635	101	43
Net realized and unrealized gain (loss) on investments	687	121	43
Net Increase (Decrease) in Net Assets Resulting from Operations	$931	$136	$47
	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC
Investment Income
Dividends	$5	$89	$6
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(1)	9	15
Capital gain distribution	15	53	—
Net realized gain (loss) investments	14	62	15
Net unrealized appreciation (depreciation) on investments during the period	54	436	150
Net realized and unrealized gain (loss) on investments	68	498	165
Net Increase (Decrease) in Net Assets Resulting from Operations	$73	$587	$171

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
Investment Income
Dividends	$181	$28	$60
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	44	2	5
Capital gain distribution	—	430	124
Net realized gain (loss) investments	44	432	129
Net unrealized appreciation (depreciation) on investments during the period	1,852	199	110
Net realized and unrealized gain (loss) on investments	1,896	631	239
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,077	$659	$299
	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC
Investment Income
Dividends	$55	$6	$9
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	1	—	1
Capital gain distribution	65	5	5
Net realized gain (loss) investments	66	5	6
Net unrealized appreciation (depreciation) on investments during the period	8	21	41
Net realized and unrealized gain (loss) on investments	74	26	47
Net Increase (Decrease) in Net Assets Resulting from Operations	$129	$32	$56

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
Investment Income
Dividends	$—	$733	$110
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	1	4
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	1	4
Net unrealized appreciation (depreciation) on investments during the period	120	620	652
Net realized and unrealized gain (loss) on investments	120	621	656
Net Increase (Decrease) in Net Assets Resulting from Operations	$120	$1,354	$766
	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund
Investment Income
Dividends	$—	$7	$100
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	1	—
Capital gain distribution	147	—	—
Net realized gain (loss) investments	147	1	—
Net unrealized appreciation (depreciation) on investments during the period	60	159	(30)
Net realized and unrealized gain (loss) on investments	207	160	(30)
Net Increase (Decrease) in Net Assets Resulting from Operations	$207	$167	$70

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Bond Securities Fund II
Investment Income
Dividends	$175	$160	$303
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	6	5	—
Capital gain distribution	—	—	8
Net realized gain (loss) investments	6	5	8
Net unrealized appreciation (depreciation) on investments during the period	1,478	765	365
Net realized and unrealized gain (loss) on investments	1,484	770	373
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,659	$930	$676
	Templeton Developing Markets Sec CL2	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II
Investment Income
Dividends	$—	$373	$1
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	2	—
Capital gain distribution	—	—	3
Net realized gain (loss) investments	—	2	3
Net unrealized appreciation (depreciation) on investments during the period	1	1,970	19
Net realized and unrealized gain (loss) on investments	1	1,972	22
Net Increase (Decrease) in Net Assets Resulting from Operations	$1	$2,345	$23

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
Investment Income
Dividends	$—	$5	$12
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	1	—	6
Capital gain distribution	5	22	—
Net realized gain (loss) investments	6	22	6
Net unrealized appreciation (depreciation) on investments during the period	10	(18)	18
Net realized and unrealized gain (loss) on investments	16	4	24
Net Increase (Decrease) in Net Assets Resulting from Operations	$16	$9	$36
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
Investment Income
Dividends	$10	$1	$127
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	2	—	1
Capital gain distribution	64	1	108
Net realized gain (loss) investments	66	1	109
Net unrealized appreciation (depreciation) on investments during the period	10	2	217
Net realized and unrealized gain (loss) on investments	76	3	326
Net Increase (Decrease) in Net Assets Resulting from Operations	$86	$4	$453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Investment Income
Dividends	$—	$—	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	(1)	—
Capital gain distribution	—	9	20
Net realized gain (loss) investments	—	8	20
Net unrealized appreciation (depreciation) on investments during the period	—	17	55
Net realized and unrealized gain (loss) on investments	—	25	75
Net Increase (Decrease) in Net Assets Resulting from Operations	$—	$25	$75

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Investment income	$154	$135	$145
Net realized gain (loss) on investments	115	(128)	162
Net unrealized appreciation (depreciation) of investments during the period	1,611	1,209	766
Net increase (decrease) in net assets resulting from operations	1,880	1,216	1,073
From Variable Life Policy Transactions
Contractowners' net payments	781	513	546
Mortality and expense risk charges	(74)	(35)	(29)
Cost of insurance and administrative charges	(549)	(356)	(401)
Surrenders	(344)	(455)	(359)
Death benefits	(88)	(83)	(103)
Net policy loan repayments (withdrawals)	(54)	(51)	(55)
Transfer (to) from other portfolios	(568)	—	(247)
Net increase (decrease) in net assets resulting from variable life policy transactions	(896)	(467)	(648)
Total increase (decrease) in net assets	984	749	425
Net Assets
Beginning of Year	10,140	5,863	7,622
End of Year	$11,124	$6,612	$8,047
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
From Operations
Investment income	$66	$60	$28
Net realized gain (loss) on investments	(94)	19	(8)
Net unrealized appreciation (depreciation) of investments during the period	717	1,466	376
Net increase (decrease) in net assets resulting from operations	689	1,545	396
From Variable Life Policy Transactions
Contractowners' net payments	426	645	157
Mortality and expense risk charges	(33)	(41)	(18)
Cost of insurance and administrative charges	(306)	(468)	(117)
Surrenders	(384)	(372)	(150)
Death benefits	(55)	(71)	(9)
Net policy loan repayments (withdrawals)	(46)	(81)	—
Transfer (to) from other portfolios	(221)	(301)	(15)
Net increase (decrease) in net assets resulting from variable life policy transactions	(619)	(689)	(152)
Total increase (decrease) in net assets	70	856	244
Net Assets
Beginning of Year	5,560	7,947	2,202
End of Year	$5,630	$8,803	$2,446

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
From Operations
Investment income	$7	$20	$19
Net realized gain (loss) on investments	2	45	—
Net unrealized appreciation (depreciation) of investments during the period	224	213	157
Net increase (decrease) in net assets resulting from operations	233	278	176
From Variable Life Policy Transactions
Contractowners' net payments	226	187	112
Mortality and expense risk charges	(5)	(8)	(3)
Cost of insurance and administrative charges	(81)	(81)	(55)
Surrenders	(14)	(21)	(32)
Death benefits	(1)	(3)	—
Net policy loan repayments (withdrawals)	(7)	(1)	(2)
Transfer (to) from other portfolios	(35)	(8)	67
Net increase (decrease) in net assets resulting from variable life policy transactions	83	65	87
Total increase (decrease) in net assets	316	343	263
Net Assets
Beginning of Year	1,161	1,436	770
End of Year	$1,477	$1,779	$1,033
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
From Operations
Investment income	$3	$2	$—
Net realized gain (loss) on investments	—	—	74
Net unrealized appreciation (depreciation) of investments during the period	30	9	60
Net increase (decrease) in net assets resulting from operations	33	11	134
From Variable Life Policy Transactions
Contractowners' net payments	39	6	143
Mortality and expense risk charges	(1)	—	(2)
Cost of insurance and administrative charges	(22)	(3)	(49)
Surrenders	(9)	—	(26)
Death benefits	—	—	(1)
Net policy loan repayments (withdrawals)	(2)	—	(1)
Transfer (to) from other portfolios	5	(1)	(5)
Net increase (decrease) in net assets resulting from variable life policy transactions	10	2	59
Total increase (decrease) in net assets	43	13	193
Net Assets
Beginning of Year	255	85	687
End of Year	$298	$98	$880

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
From Operations
Investment income	$5	$1	$—
Net realized gain (loss) on investments	—	(3)	15
Net unrealized appreciation (depreciation) of investments during the period	69	9	763
Net increase (decrease) in net assets resulting from operations	74	7	778
From Variable Life Policy Transactions
Contractowners' net payments	51	—	443
Mortality and expense risk charges	—	—	(15)
Cost of insurance and administrative charges	(20)	(2)	(277)
Surrenders	(1)	(1)	(407)
Death benefits	—	(16)	(45)
Net policy loan repayments (withdrawals)	(1)	—	(88)
Transfer (to) from other portfolios	122	—	413
Net increase (decrease) in net assets resulting from variable life policy transactions	151	(19)	24
Total increase (decrease) in net assets	225	(12)	802
Net Assets
Beginning of Year	369	74	4,415
End of Year	$594	$62	$5,217
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Investment income	$47	$44	$403
Net realized gain (loss) on investments	12	87	146
Net unrealized appreciation (depreciation) of investments during the period	865	736	1,009
Net increase (decrease) in net assets resulting from operations	924	867	1,558
From Variable Life Policy Transactions
Contractowners' net payments	593	274	900
Mortality and expense risk charges	(15)	(20)	(98)
Cost of insurance and administrative charges	(351)	(240)	(701)
Surrenders	(313)	(192)	(501)
Death benefits	(115)	(110)	(226)
Net policy loan repayments (withdrawals)	(108)	(59)	(89)
Transfer (to) from other portfolios	340	88	34
Net increase (decrease) in net assets resulting from variable life policy transactions	31	(259)	(681)
Total increase (decrease) in net assets	955	608	877
Net Assets
Beginning of Year	5,314	4,665	14,212
End of Year	$6,269	$5,273	$15,089

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
From Operations
Investment income	$—	$227	$11
Net realized gain (loss) on investments	310	15	167
Net unrealized appreciation (depreciation) of investments during the period	291	185	186
Net increase (decrease) in net assets resulting from operations	601	427	364
From Variable Life Policy Transactions
Contractowners' net payments	287	288	182
Mortality and expense risk charges	(11)	(17)	(9)
Cost of insurance and administrative charges	(161)	(191)	(116)
Surrenders	(314)	(226)	(178)
Death benefits	(7)	—	(24)
Net policy loan repayments (withdrawals)	(55)	(6)	(28)
Transfer (to) from other portfolios	90	40	20
Net increase (decrease) in net assets resulting from variable life policy transactions	(171)	(112)	(153)
Total increase (decrease) in net assets	430	315	211
Net Assets
Beginning of Year	2,856	3,315	2,190
End of Year	$3,286	$3,630	$2,401
	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
From Operations
Investment income	$48	$40	$—
Net realized gain (loss) on investments	12	21	1
Net unrealized appreciation (depreciation) of investments during the period	59	310	1
Net increase (decrease) in net assets resulting from operations	119	371	2
From Variable Life Policy Transactions
Contractowners' net payments	205	452	—
Mortality and expense risk charges	(8)	(10)	—
Cost of insurance and administrative charges	(88)	(154)	—
Surrenders	(40)	(58)	—
Death benefits	—	(1)	—
Net policy loan repayments (withdrawals)	(1)	(6)	—
Transfer (to) from other portfolios	773	910	24
Net increase (decrease) in net assets resulting from variable life policy transactions	841	1,133	24
Total increase (decrease) in net assets	960	1,504	26
Net Assets
Beginning of Year	1,419	1,965	—
End of Year	$2,379	$3,469	$26

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA
From Operations
Investment income	$—	$1	$—
Net realized gain (loss) on investments	—	—	(25)
Net unrealized appreciation (depreciation) of investments during the period	5	—	511
Net increase (decrease) in net assets resulting from operations	5	1	486
From Variable Life Policy Transactions
Contractowners' net payments	8	923	279
Mortality and expense risk charges	—	(30)	(9)
Cost of insurance and administrative charges	(4)	(537)	(199)
Surrenders	—	(1,107)	(332)
Death benefits	—	(80)	(9)
Net policy loan repayments (withdrawals)	—	(39)	(41)
Transfer (to) from other portfolios	146	923	(20)
Net increase (decrease) in net assets resulting from variable life policy transactions	150	53	(331)
Total increase (decrease) in net assets	155	54	155
Net Assets
Beginning of Year	—	5,965	2,979
End of Year	$155	$6,019	$3,134
	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
From Operations
Investment income	$54	$69	$617
Net realized gain (loss) on investments	108	230	135
Net unrealized appreciation (depreciation) of investments during the period	914	820	578
Net increase (decrease) in net assets resulting from operations	1,076	1,119	1,330
From Variable Life Policy Transactions
Contractowners' net payments	614	416	754
Mortality and expense risk charges	(31)	(33)	(55)
Cost of insurance and administrative charges	(421)	(321)	(545)
Surrenders	(437)	(427)	(393)
Death benefits	(81)	(98)	(248)
Net policy loan repayments (withdrawals)	(160)	(76)	(84)
Transfer (to) from other portfolios	(68)	(180)	1,152
Net increase (decrease) in net assets resulting from variable life policy transactions	(584)	(719)	581
Total increase (decrease) in net assets	492	400	1,911
Net Assets
Beginning of Year	7,781	6,860	9,832
End of Year	$8,273	$7,260	$11,743

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Invesco Van Kampen VI American Franchise
From Operations
Investment income	$255	$160	$—
Net realized gain (loss) on investments	16	(1,488)	211
Net unrealized appreciation (depreciation) of investments during the period	2,051	1,440	277
Net increase (decrease) in net assets resulting from operations	2,322	112	488
From Variable Life Policy Transactions
Contractowners' net payments	1,318	82	282
Mortality and expense risk charges	(63)	(5)	(17)
Cost of insurance and administrative charges	(631)	(50)	(185)
Surrenders	(589)	(62)	(338)
Death benefits	(84)	(15)	(6)
Net policy loan repayments (withdrawals)	(91)	(2)	(123)
Transfer (to) from other portfolios	472	(936)	(160)
Net increase (decrease) in net assets resulting from variable life policy transactions	332	(988)	(547)
Total increase (decrease) in net assets	2,654	(876)	(59)
Net Assets
Beginning of Year	10,617	876	3,641
End of Year	$13,271	$—	$3,582
	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II
From Operations
Investment income	$447	$287	$—
Net realized gain (loss) on investments	57	85	92
Net unrealized appreciation (depreciation) of investments during the period	3,959	2,130	109
Net increase (decrease) in net assets resulting from operations	4,463	2,502	201
From Variable Life Policy Transactions
Contractowners' net payments	1,921	1,260	205
Mortality and expense risk charges	(174)	(113)	(12)
Cost of insurance and administrative charges	(1,274)	(851)	(99)
Surrenders	(831)	(611)	(85)
Death benefits	(408)	(143)	(2)
Net policy loan repayments (withdrawals)	(145)	(83)	(3)
Transfer (to) from other portfolios	(472)	228	74
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,383)	(313)	78
Total increase (decrease) in net assets	3,080	2,189	279
Net Assets
Beginning of Year	23,736	17,228	1,655
End of Year	$26,816	$19,417	$1,934

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI American Value II	Invesco VI Balanced Risk Allocation II
From Operations
Investment income	$255	$1	$2
Net realized gain (loss) on investments	13	1	1
Net unrealized appreciation (depreciation) of investments during the period	1,361	27	17
Net increase (decrease) in net assets resulting from operations	1,629	29	20
From Variable Life Policy Transactions
Contractowners' net payments	1,041	16	19
Mortality and expense risk charges	(106)	(1)	(1)
Cost of insurance and administrative charges	(686)	(9)	(11)
Surrenders	(324)	—	—
Death benefits	(189)	—	—
Net policy loan repayments (withdrawals)	(29)	—	—
Transfer (to) from other portfolios	(91)	115	159
Net increase (decrease) in net assets resulting from variable life policy transactions	(384)	121	166
Total increase (decrease) in net assets	1,245	150	186
Net Assets
Beginning of Year	13,357	133	138
End of Year	$14,602	$283	$324
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II
From Operations
Investment income	$127	$11	$—
Net realized gain (loss) on investments	7	1	—
Net unrealized appreciation (depreciation) of investments during the period	(42)	98	1
Net increase (decrease) in net assets resulting from operations	92	110	1
From Variable Life Policy Transactions
Contractowners' net payments	367	96	—
Mortality and expense risk charges	(32)	(4)	—
Cost of insurance and administrative charges	(240)	(30)	—
Surrenders	(110)	(14)	—
Death benefits	(13)	—	—
Net policy loan repayments (withdrawals)	(10)	—	—
Transfer (to) from other portfolios	(97)	194	11
Net increase (decrease) in net assets resulting from variable life policy transactions	(135)	242	11
Total increase (decrease) in net assets	(43)	352	12
Net Assets
Beginning of Year	4,251	619	—
End of Year	$4,208	$971	$12

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income
From Operations
Investment income	$—	$2	$142
Net realized gain (loss) on investments	—	2	72
Net unrealized appreciation (depreciation) of investments during the period	1	97	1,398
Net increase (decrease) in net assets resulting from operations	1	101	1,612
From Variable Life Policy Transactions
Contractowners' net payments	3	51	817
Mortality and expense risk charges	—	(1)	(110)
Cost of insurance and administrative charges	(1)	(18)	(631)
Surrenders	—	(45)	(290)
Death benefits	—	—	(84)
Net policy loan repayments (withdrawals)	—	(1)	(66)
Transfer (to) from other portfolios	25	97	(119)
Net increase (decrease) in net assets resulting from variable life policy transactions	27	83	(483)
Total increase (decrease) in net assets	28	184	1,129
Net Assets
Beginning of Year	—	307	13,387
End of Year	$28	$491	$14,516
	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities
From Operations
Investment income	$779	$86	$—
Net realized gain (loss) on investments	185	(3)	170
Net unrealized appreciation (depreciation) of investments during the period	618	1,633	193
Net increase (decrease) in net assets resulting from operations	1,582	1,716	363
From Variable Life Policy Transactions
Contractowners' net payments	753	904	214
Mortality and expense risk charges	(97)	(97)	(22)
Cost of insurance and administrative charges	(592)	(642)	(133)
Surrenders	(332)	(365)	(114)
Death benefits	(184)	(65)	(12)
Net policy loan repayments (withdrawals)	(20)	(53)	(8)
Transfer (to) from other portfolios	416	(100)	38
Net increase (decrease) in net assets resulting from variable life policy transactions	(56)	(418)	(37)
Total increase (decrease) in net assets	1,526	1,298	326
Net Assets
Beginning of Year	12,734	11,878	2,546
End of Year	$14,260	$13,176	$2,872

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Lord Abbett Capital Structure	Lord Abbett International Opportunities	Lord Abbett Classic Stock
From Operations
Investment income	$244	$15	$4
Net realized gain (loss) on investments	52	20	—
Net unrealized appreciation (depreciation) of investments during the period	635	101	43
Net increase (decrease) in net assets resulting from operations	931	136	47
From Variable Life Policy Transactions
Contractowners' net payments	505	82	37
Mortality and expense risk charges	(65)	(3)	(2)
Cost of insurance and administrative charges	(383)	(36)	(21)
Surrenders	(174)	(51)	(2)
Death benefits	(39)	—	(1)
Net policy loan repayments (withdrawals)	(12)	(1)	(1)
Transfer (to) from other portfolios	(233)	(24)	90
Net increase (decrease) in net assets resulting from variable life policy transactions	(401)	(33)	100
Total increase (decrease) in net assets	530	103	147
Net Assets
Beginning of Year	7,589	660	281
End of Year	$8,119	$763	$428
	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC
From Operations
Investment income	$5	$89	$6
Net realized gain (loss) on investments	14	62	15
Net unrealized appreciation (depreciation) of investments during the period	54	436	150
Net increase (decrease) in net assets resulting from operations	73	587	171
From Variable Life Policy Transactions
Contractowners' net payments	105	445	95
Mortality and expense risk charges	(3)	(27)	(9)
Cost of insurance and administrative charges	(37)	(262)	(76)
Surrenders	(30)	(98)	(39)
Death benefits	—	(27)	—
Net policy loan repayments (withdrawals)	2	(39)	(8)
Transfer (to) from other portfolios	308	67	(28)
Net increase (decrease) in net assets resulting from variable life policy transactions	345	59	(65)
Total increase (decrease) in net assets	418	646	106
Net Assets
Beginning of Year	599	3,834	1,175
End of Year	$1,017	$4,480	$1,281

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
From Operations
Investment income	$181	$28	$60
Net realized gain (loss) on investments	44	432	129
Net unrealized appreciation (depreciation) of investments during the period	1,852	199	110
Net increase (decrease) in net assets resulting from operations	2,077	659	299
From Variable Life Policy Transactions
Contractowners' net payments	1,266	586	137
Mortality and expense risk charges	(94)	(31)	(13)
Cost of insurance and administrative charges	(704)	(260)	(119)
Surrenders	(538)	(218)	(74)
Death benefits	(22)	(5)	(9)
Net policy loan repayments (withdrawals)	(71)	(9)	(17)
Transfer (to) from other portfolios	10	498	74
Net increase (decrease) in net assets resulting from variable life policy transactions	(153)	561	(21)
Total increase (decrease) in net assets	1,924	1,220	278
Net Assets
Beginning of Year	12,759	4,249	1,767
End of Year	$14,683	$5,469	$2,045
	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC
From Operations
Investment income	$55	$6	$9
Net realized gain (loss) on investments	66	5	6
Net unrealized appreciation (depreciation) of investments during the period	8	21	41
Net increase (decrease) in net assets resulting from operations	129	32	56
From Variable Life Policy Transactions
Contractowners' net payments	164	15	21
Mortality and expense risk charges	(14)	(2)	(2)
Cost of insurance and administrative charges	(122)	(10)	(15)
Surrenders	(76)	—	(1)
Death benefits	(45)	—	—
Net policy loan repayments (withdrawals)	(8)	—	—
Transfer (to) from other portfolios	161	4	(20)
Net increase (decrease) in net assets resulting from variable life policy transactions	60	7	(17)
Total increase (decrease) in net assets	189	39	39
Net Assets
Beginning of Year	2,282	264	435
End of Year	$2,471	$303	$474

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
From Operations
Investment income	$—	$733	$110
Net realized gain (loss) on investments	—	1	4
Net unrealized appreciation (depreciation) of investments during the period	120	620	652
Net increase (decrease) in net assets resulting from operations	120	1,354	766
From Variable Life Policy Transactions
Contractowners' net payments	180	895	680
Mortality and expense risk charges	(7)	(77)	(38)
Cost of insurance and administrative charges	(76)	(585)	(355)
Surrenders	(26)	(236)	(252)
Death benefits	(5)	(26)	(43)
Net policy loan repayments (withdrawals)	(4)	(15)	5
Transfer (to) from other portfolios	83	653	728
Net increase (decrease) in net assets resulting from variable life policy transactions	145	609	725
Total increase (decrease) in net assets	265	1,963	1,491
Net Assets
Beginning of Year	1,266	10,525	6,101
End of Year	$1,531	$12,488	$7,592
	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund
From Operations
Investment income	$—	$7	$100
Net realized gain (loss) on investments	147	1	—
Net unrealized appreciation (depreciation) of investments during the period	60	159	(30)
Net increase (decrease) in net assets resulting from operations	207	167	70
From Variable Life Policy Transactions
Contractowners' net payments	229	148	339
Mortality and expense risk charges	(13)	(3)	(19)
Cost of insurance and administrative charges	(109)	(53)	(191)
Surrenders	(63)	(26)	(111)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(5)	2	(14)
Transfer (to) from other portfolios	74	205	1,020
Net increase (decrease) in net assets resulting from variable life policy transactions	113	273	1,024
Total increase (decrease) in net assets	320	440	1,094
Net Assets
Beginning of Year	1,902	744	3,417
End of Year	$2,222	$1,184	$4,511

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Bond Securities Fund II
From Operations
Investment income	$175	$160	$303
Net realized gain (loss) on investments	6	5	8
Net unrealized appreciation (depreciation) of investments during the period	1,478	765	365
Net increase (decrease) in net assets resulting from operations	1,659	930	676
From Variable Life Policy Transactions
Contractowners' net payments	1,031	601	399
Mortality and expense risk charges	(56)	(33)	(26)
Cost of insurance and administrative charges	(501)	(284)	(222)
Surrenders	(201)	(160)	(54)
Death benefits	(8)	(11)	—
Net policy loan repayments (withdrawals)	(22)	9	(10)
Transfer (to) from other portfolios	372	430	454
Net increase (decrease) in net assets resulting from variable life policy transactions	615	552	541
Total increase (decrease) in net assets	2,274	1,482	1,217
Net Assets
Beginning of Year	7,416	4,671	4,263
End of Year	$9,690	$6,153	$5,480
	Templeton Developing Markets Sec CL2	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II
From Operations
Investment income	$—	$373	$1
Net realized gain (loss) on investments	—	2	3
Net unrealized appreciation (depreciation) of investments during the period	1	1,970	19
Net increase (decrease) in net assets resulting from operations	1	2,345	23
From Variable Life Policy Transactions
Contractowners' net payments	—	1,952	16
Mortality and expense risk charges	—	(111)	—
Cost of insurance and administrative charges	—	(995)	(5)
Surrenders	—	(353)	(24)
Death benefits	—	(26)	—
Net policy loan repayments (withdrawals)	—	(36)	—
Transfer (to) from other portfolios	13	659	55
Net increase (decrease) in net assets resulting from variable life policy transactions	13	1,090	42
Total increase (decrease) in net assets	14	3,435	65
Net Assets
Beginning of Year	—	15,951	125
End of Year	$14	$19,386	$190

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
From Operations
Investment income	$—	$5	$12
Net realized gain (loss) on investments	6	22	6
Net unrealized appreciation (depreciation) of investments during the period	10	(18)	18
Net increase (decrease) in net assets resulting from operations	16	9	36
From Variable Life Policy Transactions
Contractowners' net payments	17	25	52
Mortality and expense risk charges	—	—	(1)
Cost of insurance and administrative charges	(4)	(9)	(18)
Surrenders	(11)	—	(361)
Death benefits	—	—	(2)
Net policy loan repayments (withdrawals)	—	(8)	1
Transfer (to) from other portfolios	16	6	234
Net increase (decrease) in net assets resulting from variable life policy transactions	18	14	(95)
Total increase (decrease) in net assets	34	23	(59)
Net Assets
Beginning of Year	84	224	574
End of Year	$118	$247	$515
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
From Operations
Investment income	$10	$1	$127
Net realized gain (loss) on investments	66	1	109
Net unrealized appreciation (depreciation) of investments during the period	10	2	217
Net increase (decrease) in net assets resulting from operations	86	4	453
From Variable Life Policy Transactions
Contractowners' net payments	97	33	647
Mortality and expense risk charges	(4)	(1)	(20)
Cost of insurance and administrative charges	(54)	(7)	(259)
Surrenders	(11)	(2)	(458)
Death benefits	—	—	(4)
Net policy loan repayments (withdrawals)	(82)	—	(11)
Transfer (to) from other portfolios	446	104	1,464
Net increase (decrease) in net assets resulting from variable life policy transactions	392	127	1,359
Total increase (decrease) in net assets	478	131	1,812
Net Assets
Beginning of Year	869	151	4,125
End of Year	$1,347	$282	$5,937

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Investment income	$—	$—	$—
Net realized gain (loss) on investments	—	8	20
Net unrealized appreciation (depreciation) of investments during the period	—	17	55
Net increase (decrease) in net assets resulting from operations	—	25	75
From Variable Life Policy Transactions
Contractowners' net payments	—	63	102
Mortality and expense risk charges	—	(2)	(2)
Cost of insurance and administrative charges	—	(15)	(32)
Surrenders	—	(12)	(22)
Death benefits	—	—	(2)
Net policy loan repayments (withdrawals)	—	—	(1)
Transfer (to) from other portfolios	3	43	247
Net increase (decrease) in net assets resulting from variable life policy transactions	3	77	290
Total increase (decrease) in net assets	3	102	365
Net Assets
Beginning of Year	—	310	483
End of Year	$3	$412	$848

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2011
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Investment income	$134	$229	$136
Net realized gain (loss) on investments	(198)	(198)	110
Net unrealized appreciation (depreciation) of investments during the period	(715)	(1,099)	70
Net increase (decrease) in net assets resulting from operations	(779)	(1,068)	316
From Variable Life Policy Transactions
Contractowners' net payments	830	569	571
Mortality and expense risk charges	(83)	(41)	(39)
Cost of insurance and administrative charges	(586)	(394)	(418)
Surrenders	(514)	(373)	(360)
Death benefits	(156)	(58)	(106)
Net policy loan repayments (withdrawals)	(63)	(39)	(54)
Transfer (to) from other portfolios	(282)	(98)	(260)
Net increase (decrease) in net assets resulting from variable life policy transactions	(854)	(434)	(666)
Total increase (decrease) in net assets	(1,633)	(1,502)	(350)
Net Assets
Beginning of Year	11,773	7,365	7,972
End of Year	$10,140	$5,863	$7,622
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sach Mid Cap Value
From Operations
Investment income	$47	$38	$18
Net realized gain (loss) on investments	(173)	38	(2)
Net unrealized appreciation (depreciation) of investments during the period	174	(301)	(170)
Net increase (decrease) in net assets resulting from operations	48	(225)	(154)
From Variable Life Policy Transactions
Contractowners' net payments	487	706	193
Mortality and expense risk charges	(38)	(46)	(20)
Cost of insurance and administrative charges	(331)	(488)	(123)
Surrenders	(439)	(508)	(26)
Death benefits	(18)	(73)	(32)
Net policy loan repayments (withdrawals)	(66)	(46)	(20)
Transfer (to) from other portfolios	(356)	(310)	(162)
Net increase (decrease) in net assets resulting from variable life policy transactions	(761)	(765)	(190)
Total increase (decrease) in net assets	(713)	(990)	(344)
Net Assets
Beginning of Year	6,273	8,937	2,546
End of Year	$5,560	$7,947	$2,202

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
From Operations
Investment income	$3	$16	$27
Net realized gain (loss) on investments	(1)	1	—
Net unrealized appreciation (depreciation) of investments during the period	(37)	(122)	(160)
Net increase (decrease) in net assets resulting from operations	(35)	(105)	(133)
From Variable Life Policy Transactions
Contractowners' net payments	192	167	102
Mortality and expense risk charges	(5)	(7)	(3)
Cost of insurance and administrative charges	(75)	(75)	(51)
Surrenders	(49)	(42)	(15)
Death benefits	(3)	(1)	(1)
Net policy loan repayments (withdrawals)	(1)	(3)	—
Transfer (to) from other portfolios	140	112	103
Net increase (decrease) in net assets resulting from variable life policy transactions	199	151	135
Total increase (decrease) in net assets	164	46	2
Net Assets
Beginning of Year	997	1,390	768
End of Year	$1,161	$1,436	$770
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
From Operations
Investment income	$1	$1	$—
Net realized gain (loss) on investments	—	—	12
Net unrealized appreciation (depreciation) of investments during the period	(1)	3	(31)
Net increase (decrease) in net assets resulting from operations	—	4	(19)
From Variable Life Policy Transactions
Contractowners' net payments	33	6	84
Mortality and expense risk charges	(1)	(1)	(2)
Cost of insurance and administrative charges	(18)	(3)	(34)
Surrenders	(3)	—	(8)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	—
Transfer (to) from other portfolios	(14)	(3)	391
Net increase (decrease) in net assets resulting from variable life policy transactions	(3)	(1)	431
Total increase (decrease) in net assets	(3)	3	412
Net Assets
Beginning of Year	258	82	275
End of Year	$255	$85	$687

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
From Operations
Investment income	$2	$1	$9
Net realized gain (loss) on investments	—	(1)	27
Net unrealized appreciation (depreciation) of investments during the period	(30)	3	(38)
Net increase (decrease) in net assets resulting from operations	(28)	3	(2)
From Variable Life Policy Transactions
Contractowners' net payments	27	—	420
Mortality and expense risk charges	—	—	(15)
Cost of insurance and administrative charges	(13)	(2)	(264)
Surrenders	—	—	(451)
Death benefits	—	—	(26)
Net policy loan repayments (withdrawals)	—	—	(30)
Transfer (to) from other portfolios	295	—	124
Net increase (decrease) in net assets resulting from variable life policy transactions	309	(2)	(242)
Total increase (decrease) in net assets	281	1	(244)
Net Assets
Beginning of Year	88	73	4,659
End of Year	$369	$74	$4,415
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Investment income	$46	$46	$388
Net realized gain (loss) on investments	7	155	15
Net unrealized appreciation (depreciation) of investments during the period	(69)	(301)	(161)
Net increase (decrease) in net assets resulting from operations	(16)	(100)	242
From Variable Life Policy Transactions
Contractowners' net payments	442	285	998
Mortality and expense risk charges	(18)	(29)	(106)
Cost of insurance and administrative charges	(312)	(245)	(728)
Surrenders	(453)	(445)	(810)
Death benefits	(84)	(85)	(105)
Net policy loan repayments (withdrawals)	(56)	(33)	(67)
Transfer (to) from other portfolios	584	38	93
Net increase (decrease) in net assets resulting from variable life policy transactions	103	(514)	(725)
Total increase (decrease) in net assets	87	(614)	(483)
Net Assets
Beginning of Year	5,227	5,279	14,695
End of Year	$5,314	$4,665	$14,212

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
From Operations
Investment income	$—	$102	$12
Net realized gain (loss) on investments	408	(5)	67
Net unrealized appreciation (depreciation) of investments during the period	(745)	111	(59)
Net increase (decrease) in net assets resulting from operations	(337)	208	20
From Variable Life Policy Transactions
Contractowners' net payments	293	306	201
Mortality and expense risk charges	(16)	(19)	(14)
Cost of insurance and administrative charges	(164)	(194)	(124)
Surrenders	(140)	(188)	(182)
Death benefits	(12)	(21)	(1)
Net policy loan repayments (withdrawals)	(135)	(14)	(20)
Transfer (to) from other portfolios	116	214	(45)
Net increase (decrease) in net assets resulting from variable life policy transactions	(58)	84	(185)
Total increase (decrease) in net assets	(395)	292	(165)
Net Assets
Beginning of Year	3,251	3,023	2,355
End of Year	$2,856	$3,315	$2,190
	MFS VIT Research Bond SC	MFS VIT Value SC	Oppenheimer Money Fund/VA
From Operations
Investment income	$31	$20	$1
Net realized gain (loss) on investments	14	6	—
Net unrealized appreciation (depreciation) of investments during the period	25	(36)	(1)
Net increase (decrease) in net assets resulting from operations	70	(10)	—
From Variable Life Policy Transactions
Contractowners' net payments	133	262	668
Mortality and expense risk charges	(5)	(6)	(39)
Cost of insurance and administrative charges	(61)	(95)	(531)
Surrenders	(24)	(20)	(1,459)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(4)	(1)	5
Transfer (to) from other portfolios	422	856	1,037
Net increase (decrease) in net assets resulting from variable life policy transactions	461	996	(319)
Total increase (decrease) in net assets	531	986	(319)
Net Assets
Beginning of Year	888	979	6,284
End of Year	$1,419	$1,965	$5,965

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Investment income	$—	$31	$62
Net realized gain (loss) on investments	19	228	160
Net unrealized appreciation (depreciation) of investments during the period	27	(348)	(228)
Net increase (decrease) in net assets resulting from operations	46	(89)	(6)
From Variable Life Policy Transactions
Contractowners' net payments	300	694	489
Mortality and expense risk charges	(11)	(42)	(45)
Cost of insurance and administrative charges	(210)	(459)	(334)
Surrenders	(272)	(744)	(427)
Death benefits	(7)	(61)	(158)
Net policy loan repayments (withdrawals)	(55)	(86)	(70)
Transfer (to) from other portfolios	(69)	(145)	(214)
Net increase (decrease) in net assets resulting from variable life policy transactions	(324)	(843)	(759)
Total increase (decrease) in net assets	(278)	(932)	(765)
Net Assets
Beginning of Year	3,257	8,713	7,625
End of Year	$2,979	$7,781	$6,860
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
From Operations
Investment income	$349	$145	$82
Net realized gain (loss) on investments	165	3	(2)
Net unrealized appreciation (depreciation) of investments during the period	(389)	(1,079)	(103)
Net increase (decrease) in net assets resulting from operations	125	(931)	(23)
From Variable Life Policy Transactions
Contractowners' net payments	749	1,267	119
Mortality and expense risk charges	(66)	(69)	(6)
Cost of insurance and administrative charges	(548)	(625)	(66)
Surrenders	(475)	(697)	(50)
Death benefits	(89)	(41)	(12)
Net policy loan repayments (withdrawals)	(74)	(245)	(2)
Transfer (to) from other portfolios	(403)	304	15
Net increase (decrease) in net assets resulting from variable life policy transactions	(906)	(106)	(2)
Total increase (decrease) in net assets	(781)	(1,037)	(25)
Net Assets
Beginning of Year	10,613	11,654	901
End of Year	$9,832	$10,617	$876

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income
From Operations
Investment income	$—	$407	$226
Net realized gain (loss) on investments	289	274	52
Net unrealized appreciation (depreciation) of investments during the period	(531)	(1,105)	(632)
Net increase (decrease) in net assets resulting from operations	(242)	(424)	(354)
From Variable Life Policy Transactions
Contractowners' net payments	336	2,059	1,258
Mortality and expense risk charges	(26)	(192)	(131)
Cost of insurance and administrative charges	(215)	(1,305)	(833)
Surrenders	(421)	(1,432)	(704)
Death benefits	(5)	(114)	(158)
Net policy loan repayments (withdrawals)	(47)	(137)	(116)
Transfer (to) from other portfolios	(319)	(655)	216
Net increase (decrease) in net assets resulting from variable life policy transactions	(697)	(1,776)	(468)
Total increase (decrease) in net assets	(939)	(2,200)	(822)
Net Assets
Beginning of Year	4,580	25,936	18,050
End of Year	$3,641	$23,736	$17,228
	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Government II
From Operations
Investment income	$—	$238	$176
Net realized gain (loss) on investments	2	27	(153)
Net unrealized appreciation (depreciation) of investments during the period	(171)	(433)	22
Net increase (decrease) in net assets resulting from operations	(169)	(168)	45
From Variable Life Policy Transactions
Contractowners' net payments	219	1,088	150
Mortality and expense risk charges	(12)	(107)	(11)
Cost of insurance and administrative charges	(104)	(706)	(81)
Surrenders	(74)	(549)	(76)
Death benefits	(8)	(43)	(16)
Net policy loan repayments (withdrawals)	(6)	(46)	(3)
Transfer (to) from other portfolios	41	73	(4,154)
Net increase (decrease) in net assets resulting from variable life policy transactions	56	(290)	(4,191)
Total increase (decrease) in net assets	(113)	(458)	(4,146)
Net Assets
Beginning of Year	1,768	13,815	4,146
End of Year	$1,655	$13,357	$—
The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Invesco Van Kampen VI Global Tactical Asset Alloc II	Invesco Van Kampen VI International Growth Equity II	Invesco Van Kampen VI Mid Cap Value II
From Operations
Investment income	$—	$18	$1
Net realized gain (loss) on investments	9	121	—
Net unrealized appreciation (depreciation) of investments during the period	(5)	(91)	(5)
Net increase (decrease) in net assets resulting from operations	4	48	(4)
From Variable Life Policy Transactions
Contractowners' net payments	1	14	11
Mortality and expense risk charges	—	(1)	—
Cost of insurance and administrative charges	(2)	(8)	(4)
Surrenders	—	(10)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	1
Transfer (to) from other portfolios	(86)	(577)	76
Net increase (decrease) in net assets resulting from variable life policy transactions	(87)	(582)	84
Total increase (decrease) in net assets	(83)	(534)	80
Net Assets
Beginning of Year	83	534	53
End of Year	$—	$—	$133
	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II	Invesco VI International Growth II
From Operations
Investment income	$—	$—	$—
Net realized gain (loss) on investments	—	13	(1)
Net unrealized appreciation (depreciation) of investments during the period	7	263	(92)
Net increase (decrease) in net assets resulting from operations	7	276	(93)
From Variable Life Policy Transactions
Contractowners' net payments	6	249	73
Mortality and expense risk charges	—	(22)	(2)
Cost of insurance and administrative charges	(4)	(175)	(16)
Surrenders	—	(107)	(5)
Death benefits	—	(37)	—
Net policy loan repayments (withdrawals)	—	(14)	(1)
Transfer (to) from other portfolios	129	4,081	663
Net increase (decrease) in net assets resulting from variable life policy transactions	131	3,975	712
Total increase (decrease) in net assets	138	4,251	619
Net Assets
Beginning of Year	—	—	—
End of Year	$138	$4,251	$619

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
From Operations
Investment income	$10	$104	$736
Net realized gain (loss) on investments	—	239	119
Net unrealized appreciation (depreciation) of investments during the period	(42)	(1,231)	(295)
Net increase (decrease) in net assets resulting from operations	(32)	(888)	560
From Variable Life Policy Transactions
Contractowners' net payments	43	898	743
Mortality and expense risk charges	(1)	(117)	(100)
Cost of insurance and administrative charges	(15)	(656)	(593)
Surrenders	(1)	(601)	(732)
Death benefits	(5)	(178)	(323)
Net policy loan repayments (withdrawals)	(1)	(12)	(113)
Transfer (to) from other portfolios	133	(371)	485
Net increase (decrease) in net assets resulting from variable life policy transactions	153	(1,037)	(633)
Total increase (decrease) in net assets	121	(1,925)	(73)
Net Assets
Beginning of Year	186	15,312	12,807
End of Year	$307	$13,387	$12,734
	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure
From Operations
Investment income	$26	$—	$217
Net realized gain (loss) on investments	248	642	20
Net unrealized appreciation (depreciation) of investments during the period	(781)	(914)	(225)
Net increase (decrease) in net assets resulting from operations	(507)	(272)	12
From Variable Life Policy Transactions
Contractowners' net payments	1,070	233	539
Mortality and expense risk charges	(105)	(23)	(67)
Cost of insurance and administrative charges	(679)	(136)	(404)
Surrenders	(511)	(106)	(232)
Death benefits	(65)	(15)	(68)
Net policy loan repayments (withdrawals)	(120)	5	(36)
Transfer (to) from other portfolios	(588)	49	(197)
Net increase (decrease) in net assets resulting from variable life policy transactions	(998)	7	(465)
Total increase (decrease) in net assets	(1,505)	(265)	(453)
Net Assets
Beginning of Year	13,383	2,811	8,042
End of Year	$11,878	$2,546	$7,589

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
From Operations
Investment income	$7	$2	$1
Net realized gain (loss) on investments	—	(1)	20
Net unrealized appreciation (depreciation) of investments during the period	(116)	(27)	(45)
Net increase (decrease) in net assets resulting from operations	(109)	(26)	(24)
From Variable Life Policy Transactions
Contractowners' net payments	82	31	71
Mortality and expense risk charges	(3)	(1)	(2)
Cost of insurance and administrative charges	(34)	(18)	(21)
Surrenders	(10)	(4)	(3)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(1)	—	(5)
Transfer (to) from other portfolios	166	12	311
Net increase (decrease) in net assets resulting from variable life policy transactions	200	20	351
Total increase (decrease) in net assets	91	(6)	327
Net Assets
Beginning of Year	569	287	272
End of Year	$660	$281	$599
	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
From Operations
Investment income	$73	$3	$123
Net realized gain (loss) on investments	75	1	(4)
Net unrealized appreciation (depreciation) of investments during the period	(84)	9	(470)
Net increase (decrease) in net assets resulting from operations	64	13	(351)
From Variable Life Policy Transactions
Contractowners' net payments	463	116	1,337
Mortality and expense risk charges	(27)	(11)	(97)
Cost of insurance and administrative charges	(255)	(82)	(692)
Surrenders	(163)	(77)	(338)
Death benefits	(17)	(22)	(40)
Net policy loan repayments (withdrawals)	(30)	(107)	(288)
Transfer (to) from other portfolios	344	(80)	289
Net increase (decrease) in net assets resulting from variable life policy transactions	315	(263)	171
Total increase (decrease) in net assets	379	(250)	(180)
Net Assets
Beginning of Year	3,455	1,425	12,939
End of Year	$3,834	$1,175	$12,759

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
From Operations
Investment income	$7	$44	$72
Net realized gain (loss) on investments	16	7	60
Net unrealized appreciation (depreciation) of investments during the period	(511)	(35)	22
Net increase (decrease) in net assets resulting from operations	(488)	16	154
From Variable Life Policy Transactions
Contractowners' net payments	548	143	160
Mortality and expense risk charges	(31)	(13)	(15)
Cost of insurance and administrative charges	(255)	(117)	(126)
Surrenders	(194)	(58)	(135)
Death benefits	(11)	—	(11)
Net policy loan repayments (withdrawals)	(60)	12	(11)
Transfer (to) from other portfolios	196	(15)	73
Net increase (decrease) in net assets resulting from variable life policy transactions	193	(48)	(65)
Total increase (decrease) in net assets	(295)	(32)	89
Net Assets
Beginning of Year	4,544	1,799	2,193
End of Year	$4,249	$1,767	$2,282
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities
From Operations
Investment income	$5	$9	$—
Net realized gain (loss) on investments	1	8	4
Net unrealized appreciation (depreciation) of investments during the period	(6)	(18)	(68)
Net increase (decrease) in net assets resulting from operations	—	(1)	(64)
From Variable Life Policy Transactions
Contractowners' net payments	24	24	135
Mortality and expense risk charges	(2)	(2)	(7)
Cost of insurance and administrative charges	(10)	(16)	(65)
Surrenders	—	(1)	(47)
Death benefits	—	—	(24)
Net policy loan repayments (withdrawals)	(1)	(1)	(23)
Transfer (to) from other portfolios	(1)	(62)	274
Net increase (decrease) in net assets resulting from variable life policy transactions	10	(58)	243
Total increase (decrease) in net assets	10	(59)	179
Net Assets
Beginning of Year	254	494	1,087
End of Year	$264	$435	$1,266

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
From Operations
Investment income	$582	$84	$—
Net realized gain (loss) on investments	(2)	(3)	2
Net unrealized appreciation (depreciation) of investments during the period	(364)	246	(96)
Net increase (decrease) in net assets resulting from operations	216	327	(94)
From Variable Life Policy Transactions
Contractowners' net payments	859	592	194
Mortality and expense risk charges	(72)	(33)	(13)
Cost of insurance and administrative charges	(559)	(317)	(106)
Surrenders	(170)	(156)	(41)
Death benefits	(127)	(33)	(12)
Net policy loan repayments (withdrawals)	(70)	(31)	(9)
Transfer (to) from other portfolios	922	803	154
Net increase (decrease) in net assets resulting from variable life policy transactions	783	825	167
Total increase (decrease) in net assets	999	1,152	73
Net Assets
Beginning of Year	9,526	4,949	1,829
End of Year	$10,525	$6,101	$1,902
	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
From Operations
Investment income	$4	$101	$100
Net realized gain (loss) on investments	5	—	1
Net unrealized appreciation (depreciation) of investments during the period	(25)	77	(630)
Net increase (decrease) in net assets resulting from operations	(16)	178	(529)
From Variable Life Policy Transactions
Contractowners' net payments	92	292	959
Mortality and expense risk charges	(2)	(19)	(53)
Cost of insurance and administrative charges	(34)	(165)	(477)
Surrenders	(2)	(194)	(204)
Death benefits	—	(18)	(46)
Net policy loan repayments (withdrawals)	(3)	(4)	(35)
Transfer (to) from other portfolios	334	430	611
Net increase (decrease) in net assets resulting from variable life policy transactions	385	322	755
Total increase (decrease) in net assets	369	500	226
Net Assets
Beginning of Year	375	2,917	7,190
End of Year	$744	$3,417	$7,416

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Mutual Shares Securities
From Operations
Investment income	$82	$241	$377
Net realized gain (loss) on investments	5	19	10
Net unrealized appreciation (depreciation) of investments during the period	(633)	(313)	(570)
Net increase (decrease) in net assets resulting from operations	(546)	(53)	(183)
From Variable Life Policy Transactions
Contractowners' net payments	529	343	1,744
Mortality and expense risk charges	(32)	(26)	(106)
Cost of insurance and administrative charges	(267)	(202)	(918)
Surrenders	(108)	(323)	(333)
Death benefits	(13)	—	(107)
Net policy loan repayments (withdrawals)	(55)	6	(221)
Transfer (to) from other portfolios	763	850	1,561
Net increase (decrease) in net assets resulting from variable life policy transactions	817	648	1,620
Total increase (decrease) in net assets	271	595	1,437
Net Assets
Beginning of Year	4,400	3,668	14,514
End of Year	$4,671	$4,263	$15,951
	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor
From Operations
Investment income	$—	$—	$4
Net realized gain (loss) on investments	—	—	3
Net unrealized appreciation (depreciation) of investments during the period	(5)	(3)	27
Net increase (decrease) in net assets resulting from operations	(5)	(3)	34
From Variable Life Policy Transactions
Contractowners' net payments	9	9	24
Mortality and expense risk charges	—	—	—
Cost of insurance and administrative charges	(3)	(3)	(6)
Surrenders	—	—	(3)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	(2)
Transfer (to) from other portfolios	57	46	48
Net increase (decrease) in net assets resulting from variable life policy transactions	63	52	61
Total increase (decrease) in net assets	58	49	95
Net Assets
Beginning of Year	67	35	129
End of Year	$125	$84	$224

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor
From Operations
Investment income	$6	$10	$1
Net realized gain (loss) on investments	—	21	—
Net unrealized appreciation (depreciation) of investments during the period	(6)	28	(1)
Net increase (decrease) in net assets resulting from operations	—	59	—
From Variable Life Policy Transactions
Contractowners' net payments	40	47	11
Mortality and expense risk charges	(1)	(2)	—
Cost of insurance and administrative charges	(12)	(27)	(5)
Surrenders	—	(3)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(1)	1	—
Transfer (to) from other portfolios	392	554	86
Net increase (decrease) in net assets resulting from variable life policy transactions	418	570	92
Total increase (decrease) in net assets	418	629	92
Net Assets
Beginning of Year	156	240	59
End of Year	$574	$869	$151
	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Investment income	$83	$8	$1
Net realized gain (loss) on investments	58	(1)	—
Net unrealized appreciation (depreciation) of investments during the period	(42)	(45)	(18)
Net increase (decrease) in net assets resulting from operations	99	(38)	(17)
From Variable Life Policy Transactions
Contractowners' net payments	438	49	63
Mortality and expense risk charges	(13)	(1)	(1)
Cost of insurance and administrative charges	(172)	(15)	(23)
Surrenders	(53)	(1)	(3)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(12)	—	—
Transfer (to) from other portfolios	1,842	136	226
Net increase (decrease) in net assets resulting from variable life policy transactions	2,030	168	262
Total increase (decrease) in net assets	2,129	130	245
Net Assets
Beginning of Year	1,996	180	238
End of Year	$4,125	$310	$483

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

1.  ORGANIZATION

The Protective Variable Life Separate Account ("Separate Account") was established by Protective Life Insurance Company ("Protective Life") under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies ("Contracts") issued by Protective Life.

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended.

During the years ended December 31, 2012 and 2011, assets were invested in eighty four subaccounts:

Subaccounts

Goldman Sachs Large Cap Value

Goldman Sachs Strategic International Equity

Goldman Sachs Structured US Equity

Goldman Sachs Structured Small Cap Equity

Goldman Sachs Strategic Growth

Goldman Sachs Mid Cap Value(a)

Goldman Sachs Strategic Growth SC

Goldman Sachs Large Cap Value Fund SC(a)

Goldman Sachs Strategic International Equity SC

Goldman Sachs Structured Small Cap Equity SC

Goldman Sachs Structured US Equity SC

Goldman Sachs VIT Growth Opportunities SC

Goldman Sachs Mid Cap Value SC

Calvert VP SRI Balanced(a)

MFS Growth Series IC

MFS Research IC

MFS Investors Trust IC

MFS Total Return IC

MFS New Discovery IC

MFS Utilities IC

MFS Investors Growth Stock IC

MFS VIT Research Bond SC

MFS VIT Value SC

MFS VIT II Emerging Markets Equity SC(b)

MFS VIT II International Value SC(b)

Oppenheimer Money Fund/VA

Oppenheimer Small & Mid Cap Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Securites Fund/VA

Oppenheimer High Income Fund/VA(c)

Invesco Van Kampen VI American Franchise(d)

Invesco Van Kampen VI Comstock

Invesco Van Kampen VI Growth & Income

Invesco Van Kampen VI Mid-Cap Growth II

Invesco Van Kampen VI Equity and Income II

Invesco Van Kampen VI Government II(e)

Invesco Van Kampen VI Global Tactical Asset Alloc II(e)

Invesco Van Kampen VI International Growth Equity II(e)

Invesco Van Kampen VI American Value II(d)

Invesco VI Balanced Risk Allocation II(a)

Invesco VI Government Securities II

Invesco VI International Growth II

Invesco VI Global Real Estate II(b)

Invesco VI Small Cap Equity II(b)

UIF Global Real Estate II(a)

Lord Abbett Growth & Income(a)

Lord Abbett Bond Debenture

Lord Abbett Mid Cap Stock(d)

Lord Abbett Growth Opportunities

Lord Abbett Calibrated Dividend Growth(d)

Lord Abbett International Opportunities(a)

Lord Abbett Classic Stock

Lord Abbett Series Fundamental Equity VC

Fidelity Index 500 Portfolio SC

Fidelity Growth Portfolio SC

Fidelity Contrafund Portfolio SC

Fidelity Mid Cap SC

Fidelity Equity Income SC

Fidelity Investment Grade Bonds SC

Fidelity Freedom Fund - 2015 Maturity SC

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

1.  ORGANIZATION — (Continued)

Subaccounts — continued

Fidelity Freedom Fund - 2020 Maturity SC

Franklin Flex Cap Growth Securities

Franklin Income Securities

Franklin Rising Dividend Securities

Franklin Small-Mid Cap Growth Securities

Franklin Small Cap Value Securities CL 2

Franklin US Government Fund

Templeton Growth Securities(b)

Templeton Foreign Securities

Templeton Global Bond Securities Fund II

Templeton Developing Markets Sec CL2

Mutual Shares Securities

Legg Mason ClearBridge Variable Mid Cap Core II

Legg Mason ClearBridge Variable Small Cap Growth II

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

PIMCO VIT All Asset Advisor(b)

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

(a)  Not available for new policies.

(b)  New funds added May 1, 2012

(c)  Closed October 26, 2012. All of the assets of the closed fund were merged into the existing fund listed below.

(d)  Fund name changed. See below.

(e)  Fund closed in 2011

Closed Fund Name	Acquiring Fund Name
Oppenheimer High Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Old Fund Name	New Fund Name
Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI American Franchise
Invesco Van Kampen VI Mid Cap Value II	Invesco Van Kampen VI American Value II
Lord Abbett Mid Cap Value	Lord Abbett Mid Cap Stock
Lord Abbett Capital Structure	Lord Abbett Calibrated Dividend Growth

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts. The Separate Account's assets are the property of Protective Life and are segregated from Protective Life's other assets.

Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2012 was approximately $25.1 million. Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and the Guaranteed Account.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made in shares and are valued at the net asset values of the respective portfolios, whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses on Investments

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains respectively, as recorded in the financial statements of the underlying investment company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (the parent company of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax. Management will periodically review the policy in the event of changes in tax law. Accordingly, a change may be made in future years for any federal income taxes that would be attributable to the contracts.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities and the amounts reported in the statement of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Accounting Pronouncement Recently Adopted

Accounting Standard Update ("ASU" or "Update") No. 2011-04 — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirement in U.S. GAAP and International Financial Reporting Standards (IFRSs). In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurements and Disclosure Requirement in U.S. GAAP and International Financial Reporting Standards (IFRSs). The amendments in this update result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. The amendments were effective for the annual period beginning after December 15, 2011. This standard did not have a material impact to the fair value disclosures included in Note 3 to the financial statements.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2012 and 2011 were as follows:

(in thousands)	2012			2011
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Large Cap Value	11	(55)	(44)	22	(67)	(45)
Goldman Sachs Strategic International Equity	19	(48)	(29)	18	(46)	(28)
Goldman Sachs Structured US Equity	7	(35)	(28)	9	(40)	(31)
Goldman Sachs Structured Small Cap Equity	6	(26)	(20)	5	(30)	(25)
Goldman Sachs Strategic Growth	8	(32)	(24)	12	(44)	(32)
Goldman Sachs Mid Cap Value	7	(16)	(9)	9	(20)	(11)
Goldman Sachs Strategic Growth SC	19	(12)	7	28	(9)	19
Goldman Sachs Large Cap Value Fund SC	18	(11)	7	30	(13)	17
Goldman Sachs Strategic International Equity SC	19	(8)	11	23	(7)	16
Goldman Sachs Structured Small Cap Equity SC	10	(9)	1	2	(2)	—
Goldman Sachs Structured US Equity SC	—	—	—	1	(1)	—
Goldman Sachs VIT Growth Opportunities SC	14	(10)	4	36	(2)	34
Goldman Sachs Mid Cap Value SC	15	(2)	13	29	(2)	27
Calvert VP SRI Balanced	—	(1)	(1)	—	—	—
MFS Growth Series IC	28	(27)	1	17	(29)	(12)
MFS Research IC	32	(30)	2	43	(38)	5
MFS Investors Trust IC	15	(29)	(14)	10	(40)	(30)
MFS Total Return IC	18	(45)	(27)	35	(68)	(33)
MFS New Discovery IC	11	(17)	(6)	17	(20)	(3)
MFS Utilities IC	12	(16)	(4)	18	(15)	3

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2012			2011
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS Investors Growth Stock IC	19	(36)	(17)	13	(35)	(22)
MFS VIT Research Bond SC	84	(14)	70	55	(13)	42
MFS VIT Value SC	101	(13)	88	88	(2)	86
MFS VIT II Emerging Markets Equity SC	3	—	3	—	—	—
MFS VIT II International Value SC	15	—	15	—	—	—
Oppenheimer Money Fund/VA	1,398	(1,364)	34	1,733	(1,935)	(202)
Oppenheimer Small & Mid Cap Fund/VA	8	(26)	(18)	10	(30)	(20)
Oppenheimer Capital Appreciation Fund/VA	13	(40)	(27)	15	(59)	(44)
Oppenheimer Main Street Fund/VA	12	(51)	(39)	10	(60)	(50)
Oppenheimer Global Strategic Income Fund/VA	67	(43)	24	30	(68)	(38)
Oppenheimer Global Securites Fund/VA	45	(32)	13	50	(53)	(3)
Oppenheimer High Income Fund/VA	33	(233)	(200)	21	(22)	(1)
Invesco Van Kampen VI American Franchise	24	(108)	(84)	20	(135)	(115)
Invesco Van Kampen VI Comstock	39	(105)	(66)	37	(135)	(98)
Invesco Van Kampen VI Growth & Income	46	(60)	(14)	55	(84)	(29)
Invesco Van Kampen VI Mid-Cap Growth II	38	(27)	11	29	(21)	8
Invesco Van Kampen VI Equity and Income II	36	(56)	(20)	61	(77)	(16)
Invesco Van Kampen VI Government II	—	—	—	15	(340)	(325)
Invesco Van Kampen VI Global Tactical Asset Alloc II	—	—	—	2	(9)	(7)
Invesco Van Kampen VI International Growth Equity II	—	—	—	1	(64)	(63)
Invesco Van Kampen VI American Value II	12	(3)	9	7	(1)	6
Invesco VI Balanced Risk Allocation II	14	(1)	13	12	(1)	11
Invesco VI Government Securities II	29	(36)	(7)	442	(48)	394
Invesco VI International Growth II	31	(5)	26	74	(4)	70
Invesco VI Global Real Estate II	1	—	1	—	—	—
Invesco VI Small Cap Equity II	3	—	3	—	—	—
UIF Global Real Estate II	15	(8)	7	18	(2)	16
Lord Abbett Growth & Income	34	(64)	(30)	34	(113)	(79)
Lord Abbett Bond Debenture	39	(40)	(1)	45	(76)	(31)
Lord Abbett Mid Cap Stock	38	(62)	(24)	33	(100)	(67)
Lord Abbett Growth Opportunities	15	(17)	(2)	15	(14)	1
Lord Abbett Calibrated Dividend Growth	13	(31)	(18)	15	(41)	(26)
Lord Abbett International Opportunities	10	(13)	(3)	28	(7)	21
Lord Abbett Classic Stock	11	(1)	10	5	(3)	2

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2012			2011
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Lord Abbett Series Fundamental Equity VC	30	(3)	27	31	(3)	28
Fidelity Index 500 Portfolio SC	55	(52)	3	75	(50)	25
Fidelity Growth Portfolio SC	11	(17)	(6)	6	(34)	(28)
Fidelity Contrafund Portfolio SC	57	(65)	(8)	64	(55)	9
Fidelity Mid Cap SC	45	(17)	28	36	(25)	11
Fidelity Equity Income SC	15	(17)	(2)	11	(14)	(3)
Fidelity Investment Grade Bonds SC	21	(18)	3	24	(28)	(4)
Fidelity Freedom Fund - 2015 Maturity SC	2	(1)	1	2	(1)	1
Fidelity Freedom Fund - 2020 Maturity SC	1	(2)	(1)	1	(7)	(6)
Franklin Flex Cap Growth Securities	20	(8)	12	31	(9)	22
Franklin Income Securities	86	(43)	43	110	(51)	59
Franklin Rising Dividend Securities	89	(32)	57	107	(34)	73
Franklin Small-Mid Cap Growth Securities	29	(20)	9	30	(16)	14
Franklin Small Cap Value Securities CL 2	30	(10)	20	39	(9)	30
Franklin US Government Fund	95	(17)	78	59	(33)	26
Templeton Growth Securities	124	(57)	67	118	(36)	82
Templeton Foreign Securities	90	(38)	52	96	(25)	71
Templeton Global Bond Securities Fund II	46	(14)	32	81	(40)	41
Templeton Developing Markets Sec CL2	1	—	1	—	—	—
Mutual Shares Securities	171	(69)	102	226	(69)	157
Legg Mason ClearBridge Variable Mid Cap Core II	6	(3)	3	6	(1)	5
Legg Mason ClearBridge Variable Small Cap Growth II	2	(1)	1	4	(1)	3
PIMCO VIT Long-Term US Government Advisor	4	(3)	1	11	(6)	5
PIMCO VIT Low Duration Advisor	26	(34)	(8)	41	(3)	38
PIMCO VIT Real Return Advisor	48	(18)	30	59	(10)	49
PIMCO VIT Short-Term Advisor	19	(7)	12	15	(6)	9
PIMCO VIT Total Return Advisor	164	(48)	116	211	(27)	184
PIMCO VIT All Asset Advisor	—	—	—	—	—	— (a)
Royce Capital Fund Micro-Cap SC	10	(4)	6	15	(2)	13
Royce Capital Fund Small-Cap SC	26	(3)	23	24	(3)	21

(a)  Less than 500 units issued in 2012 - does not round up to 1,000

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS

At December 31, 2012, the investments by the respective subaccounts were as follows:

(in thousands except share data)	2012
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Goldman Sachs Large Cap Value	1,035,176	$11,483	$11,138	$10.76
Goldman Sachs Strategic International Equity	773,318	10,056	6,612	8.55
Goldman Sachs Structured US Equity	663,253	9,470	8,052	12.14
Goldman Sachs Structured Small Cap Equity	443,581	6,034	5,638	12.71
Goldman Sachs Strategic Growth	636,427	8,200	8,821	13.86
Goldman Sachs Mid Cap Value	159,573	2,562	2,446	15.33
Goldman Sachs Strategic Growth SC	106,638	1,062	1,477	13.85
Goldman Sachs Large Cap Value Fund SC	165,515	1,497	1,779	10.75
Goldman Sachs Strategic International Equity SC	120,502	964	1,033	8.57
Goldman Sachs Structured Small Cap Equity SC	23,561	175	298	12.65
Goldman Sachs Structured US Equity SC	8,097	72	98	12.16
Goldman Sachs VIT Growth Opportunities SC	126,925	821	880	6.93
Goldman Sachs Mid Cap Value SC	38,725	548	594	15.35
Calvert VP SRI Balanced	32,475	70	62	1.91
MFS Growth Series IC	180,974	5,194	5,217	28.83
MFS Research IC	286,921	5,774	6,269	21.85
MFS Investors Trust IC	230,218	4,476	5,279	22.93
MFS Total Return IC	754,092	14,538	15,120	20.05
MFS New Discovery IC	209,031	3,175	3,286	15.72
MFS Utilities IC	131,376	2,884	3,630	27.63
MFS Investors Growth Stock IC	196,613	2,102	2,401	12.21
MFS VIT Research Bond SC	178,847	2,281	2,379	13.30
MFS VIT Value SC	243,935	3,112	3,469	14.22
MFS VIT II Emerging Markets Equity SC	1,703	25	26	15.34
MFS VIT II International Value SC	9,062	150	155	17.14
Oppenheimer Money Fund/VA	6,019,398	6,019	6,019	1.00
Oppenheimer Small & Mid Cap Fund/VA	57,188	4,111	3,134	54.80
Oppenheimer Capital Appreciation Fund/VA	183,590	7,675	8,273	45.06
Oppenheimer Main Street Fund/VA	303,147	6,243	7,266	23.97
Oppenheimer Global Strategic Income Fund/VA	2,078,730	10,279	11,786	5.67
Oppenheimer Global Securites Fund/VA	407,780	11,608	13,273	32.55
Invesco Van Kampen VI American Franchise	99,000	3,654	3,592	36.28
Invesco Van Kampen VI Comstock	2,026,380	24,878	26,890	13.27
Invesco Van Kampen VI Growth & Income	971,005	16,534	19,488	20.07
Invesco Van Kampen VI Mid-Cap Growth II	494,541	1,797	1,934	3.91
Invesco Van Kampen VI Equity and Income II	972,697	12,776	14,639	15.05
Invesco Van Kampen VI American Value II	19,101	255	283	14.81

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2012
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Invesco VI Balanced Risk Allocation II	25,767	$299	$324	$12.57
Invesco VI Government Securities II	346,933	4,039	4,264	12.29
Invesco VI International Growth II	32,711	964	971	29.68
Invesco VI Global Real Estate II	788	11	12	15.11
Invesco VI Small Cap Equity II	1,546	27	28	18.31
UIF Global Real Estate II	51,891	407	491	9.46
Lord Abbett Growth & Income	592,602	14,399	14,572	24.59
Lord Abbett Bond Debenture	1,171,199	13,589	14,312	12.22
Lord Abbett Mid Cap Stock	731,167	13,890	13,198	18.05
Lord Abbett Growth Opportunities	218,404	2,961	2,881	13.19
Lord Abbett Capital Structure	573,123	7,853	8,150	14.22
Lord Abbett International Opportunities	89,973	660	763	8.48
Lord Abbett Classic Stock	33,547	344	428	12.77
Lord Abbett Series Fundamental Equity VC	57,772	978	1,017	17.61
Fidelity Index 500 Portfolio SC	30,997	4,031	4,480	144.54
Fidelity Growth Portfolio SC	30,534	960	1,281	41.95
Fidelity Contrafund Portfolio SC	557,178	14,219	14,687	26.36
Fidelity Mid Cap SC	179,961	5,175	5,469	30.39
Fidelity Equity Income SC	102,909	2,396	2,045	19.87
Fidelity Investment Grade Bonds SC	190,957	2,374	2,471	12.94
Fidelity Freedom Fund - 2015 Maturity SC	26,999	265	303	11.21
Fidelity Freedom Fund - 2020 Maturity SC	42,336	385	474	11.19
Franklin Flex Cap Growth Securities	115,870	1,296	1,531	13.21
Franklin Income Securities	828,736	12,378	12,489	15.07
Franklin Rising Dividend Securities	350,843	6,039	7,592	21.64
Franklin Small-Mid Cap Growth Securities	105,591	2,038	2,222	21.04
Franklin Small Cap Value Securities CL 2	64,921	995	1,184	18.23
Franklin US Government Fund	338,890	4,414	4,511	13.31
Templeton Growth Securities	810,352	9,844	9,700	11.97
Templeton Foreign Securities	428,216	6,325	6,153	14.37
Templeton Global Bond Securities Fund II	281,478	4,965	5,480	19.47
Templeton Developing Markets Sec CL2	1,324	13	14	10.50
Mutual Shares Securities	1,126,450	18,820	19,397	17.22
Legg Mason ClearBridge Variable Mid Cap Core II	13,016	166	190	14.60
Legg Mason ClearBridge Variable Small Cap Growth II	6,856	105	118	17.25
PIMCO VIT Long-Term US Government Advisor	19,984	248	247	12.35
PIMCO VIT Low Duration Advisor	47,766	503	515	10.78
PIMCO VIT Real Return Advisor	94,536	1,310	1,347	14.25
PIMCO VIT Short-Term Advisor	27,439	281	282	10.29

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2012
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
PIMCO VIT Total Return Advisor	513,990	$5,801	$5,937	$11.55
PIMCO VIT All Asset Advisor	230	3	3	11.48
Royce Capital Fund Micro-Cap SC	37,868	423	412	10.87
Royce Capital Fund Small-Cap SC	77,728	790	848	10.91

During the year ended December 31, 2012, transactions in shares were as follows:

Fund Name	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Shares purchased	21,956	37,528	13,916	16,783	16,243	8,222
Shares received from reinvestment of dividends and capital gain distributions	39,596	15,939	11,897	5,280	4,329	1,831
Total shares acquired	61,552	53,467	25,813	22,063	20,571	10,053
Shares redeemed	(106,296)	(94,730)	(68,530)	(66,407)	(67,043)	(18,736)
Net increase (decrease) in shares owned	(44,745)	(41,263)	(42,716)	(44,344)	(46,472)	(8,683)
Shares owned, beginning of period	1,079,921	814,581	705,969	487,925	682,899	168,256
Shares owned, end of period	1,035,176	773,318	663,253	443,581	636,427	159,573
Cost of shares acquired (000's)	$654	$428	$312	$276	$276	$146
Proceeds from sales (000's)	$1,110	$760	$812	$823	$888	$271
Fund Name	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Shares purchased	16,457	16,641	19,810	10,638	437	26,802
Shares received from reinvestment of dividends and capital gain distributions	473	5,889	2,216	221	124	10,677
Total shares acquired	16,931	22,530	22,026	10,859	561	37,479
Shares redeemed	(10,108)	(10,064)	(8,215)	(9,783)	(324)	(18,844)
Net increase (decrease) in shares owned	6,823	12,465	13,811	1,076	236	18,636
Shares owned, beginning of period	99,815	153,050	106,691	22,485	7,861	108,289
Shares owned, end of period	106,638	165,515	120,502	23,561	8,097	126,925
Cost of shares acquired (000's)	$224	$234	$173	$132	$7	$265
Proceeds from sales (000's)	$134	$105	$67	$120	$4	$133

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Shares purchased	12,182	(0)	22,965	30,072	12,775	23,064
Shares received from reinvestment of dividends and capital gain distributions	331	401	—	2,248	1,996	20,696
Total shares acquired	12,513	400	22,965	32,320	14,772	43,759
Shares redeemed	(1,918)	(10,153)	(21,846)	(28,339)	(24,885)	(56,644)
Net increase (decrease) in shares owned	10,595	(9,753)	1,119	3,981	(10,113)	(12,885)
Shares owned, beginning of period	28,130	42,228	179,855	282,940	240,331	766,977
Shares owned, end of period	38,725	32,475	180,974	286,921	230,218	754,092
Cost of shares acquired (000's)	$183	$1	$628	$670	$325	$857
Proceeds from sales (000's)	$28	$19	$604	$591	$535	$1,103
Fund Name	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
Shares purchased	19,472	13,627	14,150	76,839	93,957	1,681
Shares received from reinvestment of dividends and capital gain distributions	19,648	8,586	10,289	4,583	4,397	47
Total shares acquired	39,119	22,213	24,440	81,422	98,354	1,728
Shares redeemed	(30,057)	(17,940)	(26,709)	(13,036)	(11,105)	(25)
Net increase (decrease) in shares owned	9,062	4,273	(2,269)	68,386	87,249	1,703
Shares owned, beginning of period	199,969	127,103	198,882	110,461	156,686	—
Shares owned, end of period	209,031	131,376	196,613	178,847	243,935	1,703
Cost of shares acquired (000's)	$598	$595	$289	$1,073	$1,349	$25
Proceeds from sales (000's)	$476	$481	$320	$172	$154	$—
Fund Name	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Shares purchased	9,190	2,198,539	2,649	6,602	9,343	308,515
Shares received from reinvestment of dividends and capital gain distributions	17	634	—	1,253	3,053	139,029
Total shares acquired	9,207	2,199,173	2,649	7,855	12,395	447,545
Shares redeemed	(145)	(2,145,089)	(8,810)	(20,061)	(40,485)	(196,407)
Net increase (decrease) in shares owned	9,062	54,084	(6,161)	(12,206)	(28,089)	251,138
Shares owned, beginning of period	—	5,965,314	63,349	195,796	331,236	1,827,592
Shares owned, end of period	9,062	6,019,398	57,188	183,590	303,147	2,078,730
Cost of shares acquired (000's)	$152	$2,199	$142	$346	$285	$2,448
Proceeds from sales (000's)	$2	$2,145	$475	$877	$931	$1,094

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Invesco Van Kampen VI American Franchise	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II
Shares purchased	39,932	77,814	4,251	62,724	41,890	69,853
Shares received from reinvestment of dividends and capital gain distributions	9,090	88,074	—	34,402	14,275	22,952
Total shares acquired	49,022	165,888	4,251	97,126	56,165	92,805
Shares redeemed	(28,015)	(626,800)	(19,445)	(167,555)	(54,673)	(48,509)
Net increase (decrease) in shares owned	21,007	(460,912)	(15,194)	(70,429)	1,491	44,296
Shares owned, beginning of period	386,773	460,912	114,194	2,096,809	969,514	450,245
Shares owned, end of period	407,780	—	99,000	2,026,380	971,005	494,541
Cost of shares acquired (000's)	$1,429	$312	$150	$1,229	$1,100	$355
Proceeds from sales (000's)	$844	$1,140	$689	$2,093	$1,056	$190
Fund Name	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II
Shares purchased	45,428	12,091	15,136	25,487	10,436	795
Shares received from reinvestment of dividends and capital gain distributions	17,011	88	252	10,310	365	2
Total shares acquired	62,439	12,180	15,389	35,797	10,801	797
Shares redeemed	(69,853)	(3,564)	(1,674)	(31,933)	(1,810)	(9)
Net increase (decrease) in shares owned	(7,414)	8,616	13,714	3,865	8,991	788
Shares owned, beginning of period	980,111	10,485	12,053	343,068	23,720	—
Shares owned, end of period	972,697	19,101	25,767	346,933	32,711	788
Cost of shares acquired (000's)	$920	$173	$189	$443	$303	$11
Proceeds from sales (000's)	$1,012	$50	$20	$398	$50	$—

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities
Shares purchased	1,594	19,063	19,616	69,310	35,767	22,625
Shares received from reinvestment of dividends and capital gain distributions	—	243	5,672	78,062	4,702	11,934
Total shares acquired	1,594	19,306	25,288	147,372	40,469	34,558
Shares redeemed	(48)	(9,389)	(37,060)	(70,145)	(58,251)	(24,337)
Net increase (decrease) in shares owned	1,546	9,917	(11,772)	77,227	(17,783)	10,222
Shares owned, beginning of period	—	41,974	604,374	1,093,972	748,950	208,182
Shares owned, end of period	1,546	51,891	592,602	1,171,199	731,167	218,404
Cost of shares acquired (000's)	$28	$164	$606	$1,815	$688	$464
Proceeds from sales (000's)	$1	$78	$892	$865	$998	$333
Fund Name	Lord Abbett Capital Structure	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC
Shares purchased	17,830	11,528	9,641	22,426	4,985	2,834
Shares received from reinvestment of dividends and capital gain distributions	16,947	3,156	341	1,121	1,002	155
Total shares acquired	34,777	14,684	9,982	23,548	5,987	2,989
Shares redeemed	(44,098)	(15,138)	(1,546)	(2,590)	(4,711)	(4,365)
Net increase (decrease) in shares owned	(9,322)	(454)	8,436	20,958	1,277	(1,376)
Shares owned, beginning of period	582,445	90,427	25,111	36,814	29,720	31,910
Shares owned, end of period	573,123	89,973	33,547	57,772	30,997	30,534
Cost of shares acquired (000's)	$498	$118	$124	$410	$853	$122
Proceeds from sales (000's)	$623	$125	$19	$45	$652	$180

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC
Shares purchased	40,726	28,848	9,954	24,673	1,619	1,370
Shares received from reinvestment of dividends and capital gain distributions	6,929	15,201	9,236	9,236	967	1,309
Total shares acquired	47,655	44,049	19,190	33,909	2,586	2,679
Shares redeemed	(46,414)	(10,971)	(11,105)	(20,386)	(1,034)	(2,951)
Net increase (decrease) in shares owned	1,240	33,078	8,085	13,523	1,552	(272)
Shares owned, beginning of period	555,938	146,883	94,824	177,434	25,447	42,608
Shares owned, end of period	557,178	179,961	102,909	190,957	26,999	42,336
Cost of shares acquired (000's)	$1,221	$1,367	$385	$446	$29	$30
Proceeds from sales (000's)	$1,190	$349	$223	$267	$11	$32
Fund Name	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund
Shares purchased	17,674	81,711	54,013	16,632	24,696	93,554
Shares received from reinvestment of dividends and capital gain distributions	—	52,717	5,458	7,429	479	7,551
Total shares acquired	17,674	134,427	59,471	24,061	25,174	101,105
Shares redeemed	(6,529)	(40,690)	(19,109)	(11,285)	(8,150)	(16,816)
Net increase (decrease) in shares owned	11,145	93,737	40,362	12,775	17,024	84,289
Shares owned, beginning of period	104,725	734,999	310,481	92,816	47,897	254,601
Shares owned, end of period	115,870	828,736	350,843	105,591	64,921	338,890
Cost of shares acquired (000's)	$232	$1,940	$1,230	$499	$412	$1,350
Proceeds from sales (000's)	$87	$597	$395	$239	$132	$226

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II
Shares purchased	111,171	76,054	40,988	1,346	113,105	5,624
Shares received from reinvestment of dividends and capital gain distributions	17,517	13,329	17,798	—	21,996	310
Total shares acquired	128,689	89,384	58,786	1,346	135,101	5,934
Shares redeemed	(51,857)	(33,032)	(12,208)	(22)	(45,789)	(2,738)
Net increase (decrease) in shares owned	76,831	56,352	46,579	1,324	89,312	3,196
Shares owned, beginning of period	733,521	371,864	234,899	—	1,037,138	9,820
Shares owned, end of period	810,352	428,216	281,478	1,324	1,126,450	13,016
Cost of shares acquired (000's)	$1,371	$1,150	$1,081	$14	$2,235	$85
Proceeds from sales (000's)	$570	$438	$229	$—	$760	$39
Fund Name	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
Shares purchased	2,303	3,767	27,646	42,368	19,225	169,086
Shares received from reinvestment of dividends and capital gain distributions	291	2,159	1,100	5,162	185	20,345
Total shares acquired	2,595	5,925	28,746	47,530	19,410	189,431
Shares redeemed	(1,283)	(2,662)	(36,257)	(15,263)	(6,847)	(49,798)
Net increase (decrease) in shares owned	1,312	3,264	(7,511)	32,266	12,563	139,633
Shares owned, beginning of period	5,544	16,720	55,277	62,270	14,876	374,357
Shares owned, end of period	6,856	19,984	47,766	94,536	27,439	513,990
Cost of shares acquired (000's)	$44	$77	$307	$690	$199	$2,174
Proceeds from sales (000's)	$22	$37	$390	$224	$70	$580

Fund Name	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Shares purchased	231	11,254	31,521
Shares received from reinvestment of dividends and capital gain distributions	5	825	1,900
Total shares acquired	236	12,079	33,421
Shares redeemed	(6)	(4,128)	(4,063)
Net increase (decrease) in shares owned	230	7,951	29,357
Shares owned, beginning of period	—	29,917	48,371
Shares owned, end of period	230	37,868	77,728
Cost of shares acquired (000's)	$3	$130	$355
Proceeds from sales (000's)	$—	$44	$44

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS

Protective Life sells a number of variable life products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the contract owner's account. These expenses, primarily mortality, expense and administrative charges, are variable in nature and are assessed as a direct reduction in units versus as a reduction in unit value. As such charges are assessed as a reduction in units, there would not be a range of unit values or total return ratios.

The following tables disclose the units, unit fair value, net assets, investment income ratio and total return ratio for each applicable subaccount for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 respectively.

	As of December 31, 2012			For the Year Ended December 31, 2012
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	517	$21.55	$11,124	1.42%	19.13%
Goldman Sachs Strategic International Equity	379	$17.43	$6,612	2.14%	21.23%
Goldman Sachs Structured US Equity	326	$24.67	$8,047	1.81%	14.46%
Goldman Sachs Structured Small Cap Equity	168	$33.46	$5,630	1.16%	12.83%
Goldman Sachs Strategic Growth	308	$28.66	$8,803	0.69%	19.89%
Goldman Sachs Mid Cap Value	128	$19.05	$2,446	1.19%	18.47%
Goldman Sachs Strategic Growth SC	121	$12.17	$1,477	0.48%	19.63%
Goldman Sachs Large Cap Value Fund SC	177	$10.03	$1,779	1.20%	18.82%
Goldman Sachs Strategic International Equity SC	116	$8.89	$1,033	2.06%	20.89%
Goldman Sachs Structured Small Cap Equity SC	22	$13.57	$298	0.94%	12.51%
Goldman Sachs Structured US Equity SC	9	$11.14	$98	1.64%	14.14%
Goldman Sachs VIT Growth Opportunities SC	59	$14.94	$880	0.00%	19.43%
Goldman Sachs Mid Cap Value SC	48	$12.32	$594	1.10%	18.19%
Calvert VP SRI Balanced	3	$19.73	$62	1.14%	10.51%
MFS Growth Series IC	222	$23.49	$5,217	0.00%	17.39%
MFS Research IC	300	$20.90	$6,269	0.80%	17.27%
MFS Investors Trust IC	265	$19.92	$5,273	0.88%	19.18%
MFS Total Return IC	596	$25.39	$15,089	2.73%	11.26%
MFS New Discovery IC	115	$28.56	$3,286	0.00%	21.22%
MFS Utilities IC	111	$32.80	$3,630	6.67%	13.48%
MFS Investors Growth Stock IC	254	$9.45	$2,401	0.45%	16.97%
MFS VIT Research Bond SC	194	$12.29	$2,379	2.64%	7.06%
MFS VIT Value SC	258	$13.43	$3,469	1.48%	15.88%
MFS VIT II Emerging Markets Equity SC	3	$10.15	$26	0.58%	3.57	%(a)
MFS VIT II International Value SC	15	$10.63	$155	0.48%	6.55	%(a)
Oppenheimer Money Fund/VA	3,827	$1.57	$6,019	0.01%	0.00%
Oppenheimer Small & Mid Cap Fund/VA	166	$18.85	$3,134	0.00%	16.45%
Oppenheimer Capital Appreciation Fund/VA	370	$22.35	$8,273	0.65%	14.12%
Oppenheimer Main Street Fund/VA	381	$19.10	$7,260	0.95%	16.87%
Oppenheimer Global Strategic Income Fund/VA	444	$26.56	$11,743	5.85%	13.53%
Oppenheimer Global Securites Fund/VA	458	$28.97	$13,271	2.14%	21.26%
Oppenheimer High Income Fund/VA	—	$—	$—	16.97%	12.85	%(b)
Invesco Van Kampen VI American Franchise	550	$6.54	$3,582	0.00%	13.73%
Invesco Van Kampen VI Comstock	1,259	$21.35	$26,816	1.75%	19.23%
Invesco Van Kampen VI Growth & Income	1,048	$18.60	$19,417	1.54%	14.63%
Invesco Van Kampen VI Mid-Cap Growth II	262	$7.37	$1,934	0.00%	11.63%
Invesco Van Kampen VI Equity and Income II	761	$19.23	$14,602	1.81%	12.39%
Invesco Van Kampen VI American Value II	19	$15.07	$283	0.70%	17.08%
Invesco VI Balanced Risk Allocation II	24	$13.70	$324	0.99%	10.64%
Invesco VI Government Securities II	387	$11.02	$4,208	2.98%	2.22%
Invesco VI International Growth II	96	$10.15	$971	1.41%	15.25%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012			For the Year Ended December 31, 2012
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Invesco VI Global Real Estate II	1	$11.37	$12	0.40%	10.93	%(a)
Invesco VI Small Cap Equity II	3	$10.12	$28	0.00%	2.46	%(a)
UIF Global Real Estate II	41	$11.86	$491	0.52%	29.94%
Lord Abbett Growth & Income	1,031	$14.14	$14,516	0.99%	12.09%
Lord Abbett Bond Debenture	628	$22.79	$14,260	5.78%	12.53%
Lord Abbett Mid Cap Stock	776	$17.00	$13,176	0.68%	14.55%
Lord Abbett Growth Opportunities	139	$20.65	$2,872	0.00%	14.10%
Lord Abbett Capital Structure	393	$20.75	$8,119	3.05%	12.46%
Lord Abbett International Opportunities	75	$10.19	$763	2.02%	20.38%
Lord Abbett Classic Stock	39	$11.11	$428	1.24%	15.09%
Lord Abbett Series Fundamental Equity VC	77	$13.21	$1,017	0.64%	10.58%
Fidelity Index 500 Portfolio SC	337	$13.29	$4,480	2.12%	15.81%
Fidelity Growth Portfolio SC	119	$10.76	$1,281	0.49%	14.54%
Fidelity Contrafund Portfolio SC	777	$18.90	$14,683	1.28%	16.31%
Fidelity Mid Cap SC	258	$21.23	$5,469	0.57%	14.75%
Fidelity Equity Income SC	141	$14.52	$2,045	3.12%	17.19%
Fidelity Investment Grade Bonds SC	156	$15.79	$2,471	2.35%	5.77%
Fidelity Freedom Fund - 2015 Maturity SC	25	$12.14	$303	2.00%	12.13%
Fidelity Freedom Fund - 2020 Maturity SC	40	$11.89	$474	1.97%	13.19%
Franklin Flex Cap Growth Securities	128	$11.97	$1,531	0.00%	9.26%
Franklin Income Securities	852	$14.65	$12,488	6.41%	12.65%
Franklin Rising Dividend Securities	575	$13.20	$7,592	1.61%	11.96%
Franklin Small-Mid Cap Growth Securities	179	$12.40	$2,222	0.00%	10.85%
Franklin Small Cap Value Securities CL 2	79	$14.91	$1,184	0.77%	18.39%
Franklin US Government Fund	341	$13.25	$4,511	2.58%	1.89%
Templeton Growth Securities	898	$10.81	$9,690	2.05%	21.07%
Templeton Foreign Securities	501	$12.29	$6,153	2.99%	18.23%
Templeton Global Bond Securities Fund II	309	$17.72	$5,480	6.28%	15.07%
Templeton Developing Markets Sec CL2	1	$10.01	$14	0.00%	2.50	%(a)
Mutual Shares Securities	1,682	$11.53	$19,386	2.10%	14.24%
Legg Mason ClearBridge Variable Mid Cap Core II	13	$14.40	$190	0.75%	17.61%
Legg Mason ClearBridge Variable Small Cap Growth II	7	$15.91	$118	0.12%	18.96%
PIMCO VIT Long-Term US Government Advisor	18	$14.03	$247	2.06%	4.33%
PIMCO VIT Low Duration Advisor	45	$11.36	$515	1.79%	5.75%
PIMCO VIT Real Return Advisor	101	$13.29	$1,347	0.92%	8.64%
PIMCO VIT Short-Term Advisor	27	$10.56	$282	0.78%	2.67%
PIMCO VIT Total Return Advisor	484	$12.28	$5,937	2.47%	9.49%
PIMCO VIT All Asset Advisor	—	$10.82	$3	6.65%	7.18	%(a)(c)
Royce Capital Fund Micro-Cap SC	32	$13.03	$412	0.00%	7.45%
Royce Capital Fund Small-Cap SC	63	$13.44	$848	0.03%	12.22%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 1, 2012

(b)  Closed October 26, 2012

(c)  Less than 500 units — does not round up to 1,000

	As of December 31, 2011			For the Year Ended December 31, 2011
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	561	$18.09	$10,140	1.21%	–7.05%
Goldman Sachs Strategic International Equity	408	$14.38	$5,863	3.29%	–15.05%
Goldman Sachs Structured US Equity	354	$21.56	$7,622	1.71%	4.05%
Goldman Sachs Structured Small Cap Equity	188	$29.66	$5,560	0.79%	0.67%
Goldman Sachs Strategic Growth	332	$23.91	$7,947	0.44%	–2.62%
Goldman Sachs Mid Cap Value	137	$16.08	$2,202	0.74%	–6.38%
Goldman Sachs Strategic Growth SC	114	$10.17	$1,161	0.24%	–2.86%
Goldman Sachs Large Cap Value Fund SC	170	$8.44	$1,436	1.12%	–7.27%
Goldman Sachs Strategic International Equity SC	105	$7.36	$770	3.37%	–15.16%
Goldman Sachs Structured Small Cap Equity SC	21	$12.06	$255	0.58%	0.41%
Goldman Sachs Structured US Equity SC	9	$9.76	$85	1.58%	3.90%
Goldman Sachs VIT Growth Opportunities SC	55	$12.51	$687	0.00%	–3.97%
Goldman Sachs Mid Cap Value SC	35	$10.43	$369	0.74%	–6.59%
Calvert VP SRI Balanced	4	$17.85	$74	1.31%	4.56%
MFS Growth Series IC	221	$20.01	$4,415	0.19%	–0.32%
MFS Research IC	298	$17.82	$5,314	0.86%	–0.45%
MFS Investors Trust IC	279	$16.71	$4,665	0.92%	–2.18%
MFS Total Return IC	623	$22.82	$14,212	2.62%	1.77%
MFS New Discovery IC	121	$23.56	$2,856	0.00%	–10.27%
MFS Utilities IC	115	$28.91	$3,315	3.19%	6.78%
MFS Investors Growth Stock IC	271	$8.08	$2,190	0.54%	0.58%
MFS VIT Research Bond SC	124	$11.48	$1,419	2.68%	6.48%
MFS VIT Value SC	170	$11.59	$1,965	1.36%	–0.47%
Oppenheimer Money Fund/VA	3,793	$1.57	$5,965	0.01%	0.00%
Oppenheimer Small & Mid Cap Fund/VA	184	$16.19	$2,979	0.00%	1.10%
Oppenheimer Capital Appreciation Fund/VA	397	$19.58	$7,781	0.37%	–1.15%
Oppenheimer Main Street Fund/VA	420	$16.34	$6,860	0.86%	–0.01%
Oppenheimer Global Strategic Income Fund/VA	420	$23.39	$9,832	3.35%	0.85%
Oppenheimer Global Securites Fund/VA	445	$23.89	$10,617	1.25%	–8.29%
Oppenheimer High Income Fund/VA	200	$4.37	$876	8.80%	–2.34%
Invesco Van Kampen VI Capital Growth	634	$5.75	$3,641	0.00%	–6.18%
Invesco Van Kampen VI Comstock	1,325	$17.91	$23,736	1.62%	–1.84%
Invesco Van Kampen VI Growth & Income	1,062	$16.22	$17,228	1.27%	–2.01%
Invesco Van Kampen VI Mid-Cap Growth II	251	$6.60	$1,655	0.00%	–9.36%
Invesco Van Kampen VI Equity and Income II	781	$17.11	$13,357	1.75%	–1.30%
Invesco Van Kampen VI Government II	—	$—	$—	12.97%	1.06	%(b)
Invesco Van Kampen VI Global Tactical Asset Alloc II	—	$—	$—	1.42%	3.58	%(b)
Invesco Van Kampen VI International Growth Equity II	—	$—	$—	10.42%	9.47	%(b)
Invesco Van Kampen VI Mid Cap Value II	10	$12.87	$133	0.71%	0.83%
Invesco VI Balanced Risk Allocation II	11	$12.38	$138	0.00%	6.78	%(a)
Invesco VI Government Securities II	394	$10.78	$4,251	0.00%	6.63	%(a)
Invesco VI International Growth II	70	$8.80	$619	0.00%	–15.10	%(a)
UIF Global Real Estate II	34	$9.13	$307	3.43%	–10.15%
Lord Abbett Growth & Income	1,061	$12.61	$13,387	0.72%	–6.08%
Lord Abbett Bond Debenture	629	$20.26	$12,734	5.65%	4.38%
Lord Abbett Mid Cap Value	800	$14.84	$11,878	0.20%	–4.01%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011			For the Year Ended December 31, 2011
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Lord Abbett Growth Opportunities	141	$18.10	$2,546	0.00%	–10.05%
Lord Abbett Capital Structure	411	$18.45	$7,589	2.72%	0.19%
Lord Abbett International Opportunities	78	$8.46	$660	1.11%	–15.72%
Lord Abbett Classic Stock	29	$9.65	$281	0.74%	–8.15%
Lord Abbett Series Fundamental Equity VC	50	$11.95	$599	0.28%	–4.49%
Fidelity Index 500 Portfolio SC	334	$11.48	$3,834	1.99%	1.93%
Fidelity Growth Portfolio SC	125	$9.40	$1,175	0.24%	0.14%
Fidelity Contrafund Portfolio SC	785	$16.25	$12,759	0.93%	–2.64%
Fidelity Mid Cap SC	230	$18.50	$4,249	0.16%	–10.72%
Fidelity Equity Income SC	143	$12.39	$1,767	2.43%	0.86%
Fidelity Investment Grade Bonds SC	153	$14.93	$2,282	3.23%	7.21%
Fidelity Freedom Fund - 2015 Maturity SC	24	$10.82	$264	2.09%	–0.41%
Fidelity Freedom Fund - 2020 Maturity SC	41	$10.50	$435	1.96%	–1.12%
Franklin Flex Cap Growth Securities	116	$10.96	$1,266	0.00%	–4.80%
Franklin Income Securities	809	$13.01	$10,525	5.68%	2.38%
Franklin Rising Dividend Securities	518	$11.79	$6,101	1.52%	6.00%
Franklin Small-Mid Cap Growth Securities	170	$11.19	$1,902	0.00%	–4.83%
Franklin Small Cap Value Securities CL 2	59	$12.60	$744	0.65%	–3.76%
Franklin US Government Fund	263	$13.00	$3,417	3.17%	5.68%
Templeton Growth Securities	831	$8.93	$7,416	1.33%	–6.97%
Templeton Foreign Securities	449	$10.39	$4,671	1.72%	–10.63%
Templeton Global Bond Securities Fund II	277	$15.40	$4,263	5.65%	–0.87%
Mutual Shares Securities	1,580	$10.10	$15,951	2.41%	–1.04%
Legg Mason ClearBridge Variable Mid Cap Core II	10	$12.24	$125	0.00%	–4.14%
Legg Mason ClearBridge Variable Small Cap Growth II	6	$13.37	$84	0.00%	1.01%
PIMCO VIT Long-Term US Government Advisor	17	$13.44	$224	2.58%	27.71%
PIMCO VIT Low Duration Advisor	53	$10.74	$574	1.54%	1.01%
PIMCO VIT Real Return Advisor	71	$12.23	$869	1.84%	11.56%
PIMCO VIT Short-Term Advisor	15	$10.28	$151	0.84%	0.41%
PIMCO VIT Total Return Advisor	368	$11.21	$4,125	2.54%	3.50%
Royce Capital Fund Micro-Cap SC	26	$12.13	$310	3.00%	–12.26%
Royce Capital Fund Small-Cap SC	40	$11.97	$483	0.39%	–3.55%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 2, 2011

(b)  Closed April 29, 2011

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010			For the Year Ended December 31, 2010
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	606	$19.46	$11,773	0.81%	11.20%
Goldman Sachs Strategic International Equity	436	$16.92	$7,365	1.53%	10.36%
Goldman Sachs Structured US Equity	385	$20.72	$7,972	1.49%	12.84%
Goldman Sachs Structured Small Cap Equity	213	$29.46	$6,273	0.56%	30.12%
Goldman Sachs Strategic Growth	364	$24.55	$8,937	0.43%	10.74%
Goldman Sachs Mid Cap Value	148	$17.17	$2,546	0.70%	25.00%
Goldman Sachs Strategic Growth SC	95	$10.47	$997	0.23%	10.50%
Goldman Sachs Large Cap Value Fund SC	153	$9.10	$1,390	0.70%	10.89%
Goldman Sachs Strategic International Equity SC	89	$8.67	$768	1.47%	10.09%
Goldman Sachs Structured Small Cap Equity SC	21	$12.01	$258	0.33%	29.86%
Goldman Sachs Structured US Equity SC	9	$9.39	$82	1.28%	12.60%
Goldman Sachs VIT Growth Opportunities SC	21	$13.02	$275	0.00%	19.36%
Goldman Sachs Mid Cap Value SC	8	$11.16	$88	1.84%	8.64	%(a)
Calvert VP SRI Balanced	4	$17.07	$73	1.24%	11.59%
MFS Growth Series IC	233	$20.07	$4,659	0.12%	15.34%
MFS Research IC	293	$17.90	$5,227	0.91%	15.90%
MFS Investors Trust IC	309	$17.09	$5,279	1.19%	11.10%
MFS Total Return IC	656	$22.42	$14,695	2.72%	9.93%
MFS New Discovery IC	124	$26.25	$3,251	0.00%	36.34%
MFS Utilities IC	112	$27.07	$3,023	3.17%	13.81%
MFS Investors Growth Stock IC	293	$8.03	$2,355	0.44%	12.47%
MFS VIT Research Bond SC	82	$10.78	$888	1.75%	7.20%
MFS VIT Value SC	84	$11.64	$979	0.58%	11.22%
Oppenheimer Money Fund/VA	3,995	$1.57	$6,284	0.03%	0.03%
Oppenheimer Small & Mid Cap Fund/VA	204	$16.01	$3,257	0.00%	27.46%
Oppenheimer Capital Appreciation Fund/VA	441	$19.81	$8,713	0.18%	9.42%
Oppenheimer Main Street Fund/VA	470	$16.34	$7,625	1.09%	16.11%
Oppenheimer Global Strategic Income Fund/VA	458	$23.19	$10,613	8.31%	14.97%
Oppenheimer Global Securites Fund/VA	448	$26.05	$11,654	1.36%	15.96%
Oppenheimer High Income Fund/VA	201	$4.47	$901	6.18%	14.81%
Invesco Van Kampen VI Capital Growth	749	$6.13	$4,580	0.00%	19.85%
Invesco Van Kampen VI Comstock	1,423	$18.25	$25,936	0.13%	15.98%
Invesco Van Kampen VI Growth & Income	1,091	$16.56	$18,050	0.10%	12.51%
Invesco Van Kampen VI Mid-Cap Growth II	243	$7.28	$1,768	0.00%	27.27%
Invesco Van Kampen VI Equity and Income II	797	$17.33	$13,815	1.98%	12.03%
Invesco Van Kampen VI Government II	325	$12.75	$4,146	0.20%	4.88%
Invesco Van Kampen VI Global Tactical Asset Alloc II	7	$11.19	$83	0.01%	9.32%
Invesco Van Kampen VI International Growth Equity II	63	$8.50	$534	1.37%	9.89%
Invesco Van Kampen VI Mid Cap Value II	4	$12.77	$53	0.74%	22.18%
UIF Global Real Estate II	18	$10.16	$186	8.62%	22.32%
Lord Abbett Growth & Income	1,140	$13.43	$15,312	0.57%	17.41%
Lord Abbett Bond Debenture	660	$19.41	$12,807	6.06%	12.31%
Lord Abbett Mid Cap Value	867	$15.47	$13,383	0.40%	25.43%
Lord Abbett Growth Opportunities	140	$20.12	$2,811	0.00%	22.92%
Lord Abbett Capital Structure	437	$18.41	$8,042	2.90%	14.77%
Lord Abbett International Opportunities	57	$10.04	$569	0.96%	21.22%
Lord Abbett Classic Stock	27	$10.51	$287	0.48%	14.12%
Lord Abbett Series Fundamental Equity VC	22	$12.51	$272	0.66%	19.03%
Fidelity Index 500 Portfolio SC	309	$11.26	$3,455	1.92%	14.91%
Fidelity Growth Portfolio SC	153	$9.38	$1,425	0.18%	24.06%
Fidelity Contrafund Portfolio SC	776	$16.69	$12,939	1.15%	17.11%
Fidelity Mid Cap SC	219	$20.72	$4,544	0.27%	28.70%
Fidelity Equity Income SC	146	$12.28	$1,799	1.72%	15.09%
Fidelity Invest Grade Bonds SC	157	$13.93	$2,193	3.74%	7.68%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010			For the Year Ended December 31, 2010
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Freedom Fund - 2015 Maturity SC	23	$10.87	$254	3.13%	13.00%
Fidelity Freedom Fund - 2020 Maturity SC	47	$10.62	$494	2.57%	14.52%
Franklin Flex Cap Growth Securities	94	$11.51	$1,087	0.00%	16.19%
Franklin Income Securities	750	$12.70	$9,526	6.59%	12.67%
Franklin Rising Dividend Securities	445	$11.12	$4,949	1.57%	20.64%
Franklin Small-Mid Cap Growth Securities	156	$11.76	$1,829	0.00%	27.62%
Franklin Small Cap Value Securities CL 2	29	$13.09	$375	0.47%	28.22%
Franklin US Government Fund	237	$12.30	$2,917	3.21%	5.28%
Templeton Growth Securities	749	$9.60	$7,190	1.34%	7.39%
Templeton Foreign Securities	378	$11.63	$4,400	1.89%	8.41%
Templeton Global Bond Securities Fund II	236	$15.54	$3,668	1.39%	14.14%
Mutual Shares Securities	1,423	$10.20	$14,514	1.65%	11.19%
Legg Mason ClearBridge Variable Mid Cap Core II	5	$12.77	$67	0.00%	22.06%
Legg Mason ClearBridge Variable Small Cap Growth II	3	$13.24	$35	0.00%	24.73%
PIMCO VIT Long-Term US Government Advisor	12	$10.53	$129	3.20%	11.50%
PIMCO VIT Low Duration Advisor	15	$10.63	$156	1.75%	5.18%
PIMCO VIT Real Return Advisor	22	$10.96	$240	1.20%	8.00%
PIMCO VIT Short-Term Advisor	6	$10.24	$59	0.79%	2.01%
PIMCO VIT Total Return Advisor	184	$10.83	$1,996	2.32%	8.00%
Royce Capital Fund Micro-Cap SC	13	$13.82	$180	4.95%	29.90%
Royce Capital Fund Small-Cap SC	19	$12.41	$238	0.29%	20.26%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 3, 2010

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009			For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	634	$17.50	$11,080	1.83%	18.32%
Goldman Sachs Strategic International Equity	474	$15.34	$7,269	1.88%	28.69%
Goldman Sachs Structured US Equity	416	$18.36	$7,627	2.11%	21.15%
Goldman Sachs Structured Small Cap Equity	243	$22.64	$5,495	1.21%	27.67%
Goldman Sachs Strategic Growth	405	$22.17	$8,965	0.47%	47.75%
Goldman Sachs Mid Cap Value	160	$13.74	$2,194	1.86%	33.15%
Goldman Sachs Strategic Growth SC	69	$9.48	$655	0.27%	47.50%
Goldman Sachs Large Cap Value Fund SC	116	$8.21	$952	2.52%	17.87%
Goldman Sachs Strategic International Equity SC	67	$7.88	$525	2.59%	28.37%
Goldman Sachs Structured Small Cap Equity SC	26	$9.25	$241	1.53%	27.26%
Goldman Sachs Structured US Equity SC	9	$8.34	$78	3.14%	20.89%
Calvert VP SRI Balanced	6	$15.30	$89	2.18%	25.86%
MFS Growth Series IC	250	$17.40	$4,355	0.31%	37.67%
MFS Research IC	306	$15.44	$4,721	1.47%	30.54%
MFS Investors Trust IC	332	$15.38	$5,109	1.64%	26.90%
MFS Total Return IC	667	$20.40	$13,591	3.52%	18.03%
MFS New Discovery IC	123	$19.26	$2,364	0.00%	63.18%
MFS Utilities IC	130	$23.79	$3,088	5.00%	33.22%
MFS Investors Growth Stock IC	310	$7.14	$2,215	0.71%	39.55%
MFS VIT Research Bond SC	1	$10.06	$9	0.00%	0.41	%(a)
MFS VIT Value SC	1	$10.47	$6	0.00%	6.38	%(a)
Oppenheimer Money Fund/VA	4,324	$1.57	$6,796	0.29%	0.32%
Oppenheimer Small & Mid Cap Fund/VA	224	$12.56	$2,810	0.00%	32.61%
Oppenheimer Capital Appreciation Fund/VA	472	$18.10	$8,549	0.32%	44.52%
Oppenheimer Main Street Fund/VA	508	$14.07	$7,143	1.90%	28.29%
Oppenheimer Global Strategic Income Fund/VA	449	$20.17	$9,066	0.50%	18.83%
Oppenheimer Global Securites Fund/VA	417	$22.46	$9,366	2.19%	39.77%
Oppenheimer High Income Fund/VA	211	$3.90	$821	0.00%	25.32%
Van Eck VIP Real Estate	—	$—	$—	0.00%	43.39	%(b)
Invesco Van Kampen VI Capital Growth	824	$5.11	$4,213	0.12%	66.07%
Invesco Van Kampen VI Comstock	1,439	$15.73	$22,640	4.88%	28.78%
Invesco Van Kampen VI Growth & Income	1,090	$14.71	$16,036	4.15%	24.37%
Invesco Van Kampen VI Mid-Cap Growth II	210	$5.72	$1,200	0.00%	56.37%
Invesco Van Kampen VI Equity and Income II	776	$15.47	$12,001	2.80%	22.49%
Invesco Van Kampen VI Government II	308	$12.16	$3,747	6.38%	0.86%
Invesco Van Kampen VI International Growth Equity II	47	$7.73	$360	0.68%	36.54%
Van Kampen Enterprise	—	$—	$—	4.23%	3.14	%(b)
UIF Global Real Estate II	11	$8.30	$93	0.02%	41.42%
Lord Abbett Growth & Income	1,145	$11.44	$13,087	1.07%	18.90%
Lord Abbett Bond Debenture	671	$17.28	$11,586	6.79%	34.31%
Lord Abbett Mid Cap Value	914	$12.33	$11,273	0.52%	26.61%
Lord Abbett Growth Opportunities	145	$16.37	$2,381	0.00%	45.55%
Lord Abbett Capital Structure	453	$16.04	$7,258	3.74%	23.41%
Lord Abbett International Opportunities	42	$8.28	$350	2.74%	47.87%
Lord Abbett Classic Stock	21	$9.21	$193	0.97%	25.50%
Lord Abbett Series Fundamental Equity VC	—	$10.51	$3	0.31%	8.46	%(a)(c)
Fidelity Index 500 Portfolio SC	313	$9.80	$3,072	2.49%	26.48%
Fidelity Growth Portfolio SC	159	$7.56	$1,201	0.34%	28.15%
Fidelity Contrafund Portfolio SC	751	$14.25	$10,699	1.40%	35.66%
Fidelity Mid Cap SC	209	$16.10	$3,362	0.64%	40.01%
Fidelity Equity Income SC	159	$10.67	$1,693	2.42%	30.03%
Fidelity Invest Grade Bonds SC	146	$12.93	$1,884	8.66%	15.67%
Fidelity Freedom Fund - 2015 Maturity SC	9	$9.62	$87	4.17%	25.06%
Fidelity Freedom Fund - 2020 Maturity SC	26	$9.28	$239	3.63%	28.78%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009			For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Franklin Flex Cap Growth Securities	73	$9.91	$723	0.00%	32.97%
Franklin Income Securities	684	$11.27	$7,714	8.06%	35.59%
Franklin Rising Dividend Securities	339	$9.22	$3,123	1.39%	17.34%
Franklin Small-Mid Cap Growth Securities	130	$9.21	$1,195	0.00%	43.57%
Franklin Small Cap Value Securities CL 2	—	$10.21	$1	0.00%	7.85	%(a)(c)
Franklin US Government Fund	168	$11.68	$1,965	3.79%	3.09%
Templeton Growth Securities	642	$8.94	$5,738	3.11%	31.10%
Templeton Foreign Securities	312	$10.73	$3,348	2.84%	37.04%
Templeton Global Bond Securities Fund II	186	$13.61	$2,536	13.69%	18.68%
Mutual Shares Securities	1,153	$9.18	$10,584	2.03%	26.05%
PIMCO VIT Total Return Advisor	2	$10.03	$21	0.79%	0.30	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date November 2, 2009

(b)  Closed April 24, 2009

(c)  Less than 500 units — does not round up to 1,000

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2008			For the Year Ended December 31, 2008
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	651	$14.79	$9,613	2.06%	–34.52%
Goldman Sachs Strategic International Equity	518	$11.92	$6,170	3.06%	–45.96%
Goldman Sachs Structured US Equity	446	$15.16	$6,743	1.63%	–37.00%
Goldman Sachs Structured Small Cap Equity	261	$17.73	$4,627	0.68%	–34.02%
Goldman Sachs Strategic Growth	438	$15.01	$6,572	0.13%	–41.75%
Goldman Sachs Mid Cap Value	166	$10.32	$1,712	1.10%	–37.05%
Goldman Sachs Strategic Growth SC	29	$6.43	$186	0.00%	–40.31	%(a)
Goldman Sachs Large Cap Value Fund SC	39	$6.97	$269	6.28%	–33.87	%(a)
Goldman Sachs Strategic International Equity SC	22	$6.14	$136	7.12%	–43.07	%(a)
Goldman Sachs Structured Small Cap Equity SC	5	$7.27	$39	1.80%	–30.06	%(a)
Goldman Sachs Structured US Equity SC	2	$6.90	$10	4.00%	–33.92	%(a)
Calvert VP SRI Balanced	6	$12.16	$75	2.42%	–31.32%
MFS Growth Series IC	266	$12.64	$3,358	0.22%	–37.42%
MFS Research IC	346	$11.83	$4,098	0.54%	–36.09%
MFS Investors Trust IC	351	$12.12	$4,257	0.84%	–33.08%
MFS Total Return IC	649	$17.28	$11,191	3.11%	–22.13%
MFS New Discovery IC	125	$11.80	$1,480	0.00%	–39.33%
MFS Utilities IC	136	$17.85	$2,424	1.48%	–37.67%
MFS Investors Growth Stock IC	332	$5.12	$1,699	0.58%	–36.87%
Oppenheimer Money Fund/VA	3,453	$1.57	$5,412	2.73%	2.78%
Oppenheimer Small & Mid Cap Fund/VA	236	$9.47	$2,239	0.00%	–49.07%
Oppenheimer Capital Appreciation Fund/VA	494	$12.53	$6,185	0.14%	–45.52%
Oppenheimer Main Street Fund/VA	526	$10.97	$5,766	1.50%	–38.47%
Oppenheimer Global Strategic Income Fund/VA	445	$16.98	$7,563	5.03%	–14.21%
Oppenheimer Global Securites Fund/VA	429	$16.07	$6,901	1.51%	–40.19%
Oppenheimer High Income Fund/VA	134	$3.11	$416	7.48%	–78.67%
Van Eck VIP Real Estate	1	$15.61	$9	5.67%	–55.12%
Invesco Van Kampen VI Capital Growth	874	$3.08	$2,690	0.51%	–48.99%
Invesco Van Kampen VI Comstock	1,454	$12.22	$17,745	2.51%	–35.67%
Invesco Van Kampen VI Growth & Income	1,103	$11.83	$13,045	2.12%	–32.03%
Invesco Van Kampen VI Mid-Cap Growth II	164	$3.66	$601	0.00%	–46.83%
Invesco Van Kampen VI Equity and Income II	747	$12.63	$9,440	2.40%	–22.68%
Invesco Van Kampen VI Government II	315	$12.06	$3,797	3.93%	1.51%
Invesco Van Kampen VI International Growth Equity II	7	$5.66	$40	0.00%	–46.67	%(a)
Van Kampen Enterprise	593	$4.30	$2,547	1.04%	–42.95%
UIF Global Real Estate II	7	$5.87	$42	0.08%	–46.12	%(a)
Lord Abbett Growth & Income	1,102	$9.62	$10,583	1.58%	–36.42%
Lord Abbett Bond Debenture	660	$12.86	$8,489	6.51%	–17.53%
Lord Abbett Mid Cap Value	923	$9.74	$8,982	1.38%	–39.36%
Lord Abbett Growth Opportunities	144	$11.25	$1,619	0.00%	–38.24%
Lord Abbett Capital Structure	433	$13.00	$5,634	4.32%	–26.19%
Lord Abbett International Opportunities	11	$5.60	$64	1.96%	–46.05	%(a)
Lord Abbett Classic Stock	5	$7.34	$36	2.71%	–29.36	%(a)
Fidelity Index 500 Portfolio SC	319	$7.75	$2,471	2.19%	–37.07%
Fidelity Growth Portfolio SC	159	$5.90	$938	0.77%	–47.23%
Fidelity Contrafund Portfolio SC	664	$10.51	$6,977	1.03%	–42.61%
Fidelity Mid Cap SC	161	$11.50	$1,848	0.38%	–39.51%
Fidelity Equity Income SC	138	$8.21	$1,134	2.57%	–42.70%
Fidelity Invest Grade Bonds SC	126	$11.18	$1,410	3.58%	–3.35%
Fidelity Freedom Fund - 2015 Maturity SC	4	$7.69	$29	14.20%	–25.63	%(a)
Fidelity Freedom Fund - 2020 Maturity SC	10	$7.20	$69	8.98%	–30.79	%(a)
Franklin Flex Cap Growth Securities	44	$7.45	$330	0.11%	–35.31%
Franklin Income Securities	535	$8.32	$4,448	5.33%	–29.66%
Franklin Rising Dividend Securities	174	$7.86	$1,370	1.75%	–27.10%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2008			For the Year Ended December 31, 2008
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Franklin Small-Mid Cap Growth Securities	90	$6.42	$576	0.00%	–42.49%
Franklin US Government Fund	94	$11.33	$6,533	4.03%	7.59%
Templeton Growth Securities	522	$6.82	$1,061	1.77%	–42.32%
Templeton Foreign Securities	254	$7.83	$3,556	2.38%	–40.38%
Templeton Global Bond Securities Fund II	125	$11.47	$1,986	3.42%	6.21%
Mutual Shares Securities	897	$7.28	$1,436	3.36%	–37.11%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 1, 2008

7.  EXPENSES

The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.	0.000% - 0.075% of policy value per month

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

7.  EXPENSES — (Continued)

Expense Type	Range
Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.	$.01 - $116.13 per thousand of net amount at risk per month or 0.046% to 0.057% of policy value per month up to a maximum of the guaranteed COI.
Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.	0.000% - 0.058% of policy value per month
Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35
Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender
Transfer Fee Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25
Monthly Standard Administration Charge A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$3 - $8 per month

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

7.  EXPENSES — (Continued)

Expense Type	Range
Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month
Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $0.82 per thousand per month
Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

8.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $14.7 million at December 31, 2012.

Investment Distributors, Inc., a wholly owned subsidiary of Protective Life Corporation, is the principal underwriter for the Separate Account.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2012, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of
Protective Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 and Note 6 to the consolidated financial statements, the Company changed the manner in which it accounts for costs associated with acquiring or renewing insurance contracts and the presentation of its comprehensive income.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers
Birmingham, Alabama
March 28, 2013

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	For The Year Ended December 31,
	2012	2011(1)	2010(1)
	(Dollars In Thousands)
Net income	$308,536	$323,756	$223,311
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (2012 — $392,372; 2011 — $400,626; 2010 — $328,597)	728,692	744,032	609,694
Reclassification adjustment for investment amounts included in net income, net of income tax: (2012 — $(3,317); 2011 — $(14,646); 2010 — $(5,951))	(6,163)	(27,213)	(10,989)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2012 — $16,227; 2011 — $(13,195); 2010 — $11,515)	30,136	(24,506)	21,384
Change in accumulated (loss) gain — derivatives, net of income tax: (2012 — $2,609; 2011 — $2,382; 2010 — $4,441)	4,846	4,424	7,630
Reclassification adjustment for derivative amounts included in net income, net of income tax: (2012 — $(381); 2011 — $(138); 2010 — $(614))	(708)	(256)	(1,105)
Total other comprehensive income	756,803	696,481	626,614
Total comprehensive income	$1,065,339	$1,020,237	$849,925

(1)  Recast from previously reported information

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2012	2011(1)
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2012 — $26,661,310; 2011 — $26,109,131)	$29,769,978	$27,957,565
Fixed maturities, at amortized cost (fair value: 2012 — $319,163)	300,000	—
Equity securities, at fair value (cost: 2012 — $371,827; 2011 — $303,578)	373,715	292,413
Mortgage loans (2012 and 2011 includes: $765,520 and $858,139 related to securitizations)	4,948,625	5,351,902
Investment real estate, net of accumulated depreciation (2012 — $771; 2011 — $993)	6,517	10,991
Policy loans	865,391	879,819
Other long-term investments	378,821	264,031
Short-term investments	216,787	101,470
Total investments	36,859,834	34,858,191
Cash	269,582	169,775
Accrued investment income	350,804	347,857
Accounts and premiums receivable, net of allowance for uncollectible amounts (2012 — $4,191; 2011 — $3,864)	67,891	68,641
Reinsurance receivables	5,682,841	5,542,417
Deferred policy acquisition costs and value of business acquired	3,225,356	3,223,220
Goodwill	83,773	86,871
Property and equipment, net of accumulated depreciation (2012 — $103,625; 2011 — $132,579)	47,391	47,997
Other assets	343,925	351,327
Income tax receivable	61,952	62,311
Assets related to separate accounts
Variable annuity	9,601,417	6,741,959
Variable universal life	562,817	502,617
Total assets	$57,157,583	$52,003,183
Liabilities
Future policy benefits and claims	$21,626,065	$20,867,727
Unearned premiums	1,352,872	1,218,258
Total policy liabilities and accruals	22,978,937	22,085,985
Stable value product account balances	2,510,559	2,769,510
Annuity account balances	10,658,463	10,946,848
Other policyholders' funds	566,985	546,516
Other liabilities	1,210,579	970,047
Mortgage loan backed certificates	—	19,755
Deferred income taxes	1,783,713	1,293,996
Non-recourse funding obligations	1,446,900	1,248,600
Repurchase program borrowings	150,000	—
Liabilities related to separate accounts
Variable annuity	9,601,417	6,741,959
Variable universal life	562,817	502,617
Total liabilities	51,470,370	47,125,833
Commitments and contingencies — Note 11
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2012 and 2011 — 5,000,000	5,000	5,000
Additional paid-in-capital	1,363,258	1,361,734
Retained earnings	2,507,829	2,456,293
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2012 — $979,251; 2011 — $590,196)	1,818,608	1,096,079
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2012 — $(2,147); 2011 — $(18,374))	(3,988)	(34,124)
Accumulated loss — derivatives, net of income tax: (2012 — $(1,883); 2011 — $(4,111))	(3,496)	(7,634)
Total shareowner's equity	5,687,213	4,877,350
Total liabilities and shareowner's equity	$57,157,583	$52,003,183

(1)  Recast from previously reported information

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings(1)	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity(1)
	(Dollars In Thousands)
Balance before cumulative effect adjustments, December 31, 2009	$2	$5,000	$1,361,734	$2,579,504	$(268,450)	$3,677,790
Cumulative effect adjustments				(455,278)	(324)	(455,602)
Balance, December 31, 2009	$2	$5,000	$1,361,734	$2,124,226	$(268,774)	$3,222,188
Net income for 2010					223,311	223,311
Other comprehensive income					626,614	626,614
Comprehensive income for 2010						849,925
Balance, December 31, 2010	$2	$5,000	$1,361,734	$2,347,537	$357,840	$4,072,113
Net income for 2011					323,756	323,756
Other comprehensive income					696,481	696,481
Comprehensive income for 2011						1,020,237
Dividends paid to the parent company				(215,000)		(215,000)
Balance, December 31, 2011	$2	$5,000	$1,361,734	$2,456,293	$1,054,321	$4,877,350
Net income for 2012					308,536	308,536
Other comprehensive income					756,803	756,803
Comprehensive income for 2012						1,065,339
Capital contributions				1,524		1,524
Dividends paid to the parent company				(257,000)		(257,000)
	$2	$5,000	$1,363,258	$2,507,829	$1,811,124	$5,687,213

(1)  Recast from previously reported information

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2012	2011(1)	2010(1)
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$308,536	$323,756	$223,311
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses (gains)	53,124	(45,427)	27,382
Amortization of deferred policy acquisition costs and value of business acquired	192,183	249,520	144,496
Capitalization of deferred policy acquisition costs	(311,960)	(355,033)	(348,730)
Depreciation expense	7,378	8,616	8,931
Deferred income tax	70,037	107,265	66,682
Accrued income tax	359	(24,683)	84,580
Interest credited to universal life and investment products	962,678	993,574	972,806
Policy fees assessed on universal life and investment products	(794,825)	(712,038)	(611,917)
Change in reinsurance receivables	(140,424)	(28,615)	(223,843)
Change in accrued investment income and other receivables	580	(35,436)	(22,567)
Change in policy liabilities and other policyholders' funds of traditional life and health products	300,523	15,307	341,104
Trading securities:
Maturities and principal reductions of investments	276,659	283,239	355,831
Sale of investments	454,150	860,474	730,385
Cost of investments acquired	(585,618)	(950,051)	(963,403)
Other net change in trading securities	(56,615)	7,933	(25,520)
Change in other liabilities	(22,009)	(148,801)	(17,981)
Other income — gains on repurchase of non-recourse funding obligations	(32,044)	(35,512)	(5,377)
Other, net	13,920	118,311	(46,662)
Net cash provided by operating activities	696,632	632,399	689,508
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,169,563	1,396,105	2,053,359
Sale of investments, available-for-sale	2,535,708	2,957,589	3,421,590
Cost of investments acquired, available-for-sale	(4,228,755)	(5,155,155)	(6,384,981)
Change in investments, held-to-maturity	(300,000)	—	—
Mortgage loans:
New lendings	(346,435)	(484,483)	(338,598)
Repayments	739,402	446,794	351,891
Change in investment real estate, net	4,927	(4,266)	151
Change in policy loans, net	14,428	14,190	31,663
Change in other long-term investments, net	(123,401)	77,079	(71,148)
Change in short-term investments, net	(82,282)	122,665	695,506
Net unsettled security transactions	37,169	68,810	(340)
Purchase of property and equipment	(6,157)	(17,463)	(10,636)
Sales of property and equipment	—	—	40
Payments for business acquisitions	—	(209,609)	(348,288)
Net cash used in investing activities	(585,833)	(787,744)	(599,791)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	198,300	(112,200)	(194,200)
Repurchase program borrowings	150,000	—	—
Dividends paid to the parent company	(257,000)	(215,000)	—
Investment product deposits and change in universal life deposits	3,716,553	4,216,738	3,635,447
Investment product withdrawals	(3,818,845)	(3,777,365)	(3,477,430)
Other financing activities, net	—	(24,051)	20,606
Net cash (used in) provided by financing activities	(10,992)	88,122	(15,577)
Change in cash	99,807	(67,223)	74,140
Cash at beginning of period	169,775	236,998	162,858
Cash at end of period	$269,582	$169,775	$236,998

(1)  Recast from previously reported information

See Notes to Consolidated Financial Statement

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange "PL". The Company provides financial services through the production, distribution, and administration of insurance and investment products. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate division devoted to the acquisition of insurance policies from other companies.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 18, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Reclassifications and Accounting Changes

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or shareowner's equity.

On January 1, 2012, the Company adopted Accounting Standard Update ("ASU" or "Update") No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts which changed certain previously reported items within the Company's financial statements and accompanying notes. The previously reported amounts included in the Company's financial statements and accompanying notes have been updated to reflect the retrospective adoption of ASU No. 2010-26, where applicable.

Current and prior period operating income results within the Annuities segment have been updated to reflect the revised definition of operating income (loss) as it relates to embedded derivatives on our variable annuity contracts and the related hedging activities. This change did not impact its comparable GAAP measure income before income tax. See Note 21, Operating Segments for additional information.

Also on January 1, 2012, the Company adopted ASU No. 2011-05, which requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The requirements of ASU No. 2011-05 do not change the items that must be reported in other comprehensive income, or the timing of its subsequent reclassification to net income. The retrospective adoption of ASU No. 2011-05 resulted in the inclusion of consolidated statements of comprehensive income within the Company's consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION — (Continued)

Out of Period Adjustment

During 2012 the Company recorded an adjustment to correct an error in the prior period valuation of our interest support agreement with PLC. The adjustment was $1.9 million related to the year ended December 31, 2011. This adjustment resulted in an increase to "Other Long-Term Investments" and an increase to "Realized Investments Gains (Losses): Derivative Financial Instruments". The adjustment was not material to any one prior period and, as a result, we have not restated the prior period amount.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which we hold a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment fair values and other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of investment securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available for sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held to maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value for fixed maturity, short term, and equity securities, is determined by management after considering and evaluating one of three primary sources of information: third party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, any

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and rates of prepayments. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities is recognized in other comprehensive income (loss) as a non-credit portion of the recognized other-than-temporary impairment. When calculating the post impairment cost for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

During the year ended December 31, 2012, the Company recorded pre-tax other-than-temporary impairments of investments of $67.1 million. Of the $67.1 million of impairments for the year ended December 31, 2012, $58.1 million was recorded in earnings and $9.0 million was recorded in other comprehensive income (loss). For more information on impairments, refer to Note 4, Investment Operations.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank. Such negative balances are included in other liabilities and were $96.6 million and $0.9 million as of December 31, 2012 and 2011, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

In the first quarter of 2012, the Company adopted ASU No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The objective of this Update is to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. Deferred acquisition costs ("DAC") is subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

Based on the Accounting Standards Codification ("ASC" or "Codification") Financial Services — Insurance Topic, the Company makes certain assumptions regarding the mortality, persistency,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.95%) the Company expects to experience in future periods. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, using guidance from ASC Investments — Debt and Equity Securities Topic, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from the acquired insurance policies or investment contracts. This intangible asset, called VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The estimated present value of future cash flows is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. The Company amortizes VOBA in proportion to gross premiums for traditional life products and in proportion to expected gross profits ("EGPs") for interest sensitive products, including accrued interest credited to account balances of up to approximately 8.75%. VOBA is subject to annual recoverability testing.

Property and Equipment

The Company reports land, buildings, improvements, and equipment at cost, including interest capitalized during any acquisition or development period, less accumulated depreciation. The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Home office building	$72,587	$72,148
Data processing equipment	29,209	56,928
Other, principally furniture and equipment	49,220	51,500
	151,016	180,576
Accumulated depreciation	(103,625)	(132,579)
Total property and equipment	$47,391	$47,997

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") which offered notes to both institutional and retail investors.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of PLICO as the seller of the contracts, as opposed to solely meeting the needs of the buyer. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2012 and 2011, the Company had $0.3 billion and $0.8 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years.

As of December 31, 2012, future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2013	$432.6
2014-2015	1,231.9
2016-2017	785.7
Thereafter	60.3

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments". For additional information, see Note 20, Derivative Financial Instruments.

Insurance liabilities and reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed minimum withdrawal benefits

The Company also establishes liabilities for guaranteed minimum withdrawal benefits ("GMWB") on its variable annuity products. The GMWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the liability to be recorded at fair value using current implied volatilities for the equity indices. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality consistent with 57% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. As of December 31, 2012, our net GMWB liability held was $169.0 million.

Goodwill

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If it is determined that it is more likely than not that impairment exists, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. Additionally, the discount rate used is based on the Company's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows. As of December 31, 2012, the Company performed its annual evaluation of goodwill and determined that no adjustment to impair goodwill was necessary. As of December 31, 2012, we had goodwill of $83.8 million.

While continued deterioration of or adverse market conditions for certain businesses may have a significant impact on the fair value of the Company's reporting units, in the Company's view, the key assumptions used in its estimates of fair value of its reporting units continue to be adequate, and PLC's market capitalization being below book value did not result in a triggering or impairment event.

Income Taxes

The results of operations of the Company are included in the consolidated federal and certain state income tax returns of PLC. The Company utilizes the asset and liability method in accordance with the Accounting Standards Codification ("ASC") Income Taxes Topic. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent it can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on a separate company basis (generally without a time limit), and the tax benefit is reflected in future periods when the Company generates taxable income. Income taxes recoverable (payable) are recorded in other assets and other liabilities, respectively, and are settled periodically, per the tax sharing agreement. In general, income tax provisions are based on the income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the recorded change in fair value of investment assets, the deferral of policy acquisition costs, and the provision for future policy benefits and expenses.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

The Company's tax returns are included in PLC's consolidated U.S. income tax return.

Variable Interest Entities

In 2010, the Company adopted guidance issued by the FASB related to variable interest entities ("VIE") and transfers of financial assets. This adoption resulted in the consolidation of certain qualifying special purpose entities used for mortgage loan securitizations. As part of this adoption, the Company recorded a cumulative effect adjustment of $14.3 million as of January 1, 2010.

The Company's VIE analysis consists of a review of entities in which the Company has an ownership interest that is less than 100% (excluding debt and equity securities held as trading and available-for-sale), as well as entities with which the Company has significant contracts or other relationships that could possibly be considered variable interests. The Company reviews the characteristics of each of these applicable entities and compares those characteristics to the criteria of a VIE set forth in Topic 810 of the FASB ASC. If the entity is determined to be a VIE, the Company then performs a detailed review of all significant contracts and relationships (individually an "interest", collectively "interests") with the entity to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company: 1) has the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company's investment in unconsolidated a VIE refer to Note 4, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2012, range from approximately 2.0% to 8.75%. The liability for future policy benefits

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	As of December 31,
	2012	2011	2010
	(Dollars In Thousands)
Balance beginning of year	$312,799	$299,971	$299,396
Less: reinsurance	161,450	156,932	148,479
Net balance beginning of year	151,349	143,039	150,917
Incurred related to:
Current year	702,555	653,525	471,039
Prior year	62,926	65,269	35,555
Total incurred	765,481	718,794	506,594
Paid related to:
Current year	664,744	639,118	457,511
Prior year	80,794	76,424	56,961
Total paid	745,538	715,542	514,472
Other changes:
Acquisition and reserve transfers	—	5,058	—
Net balance end of year	171,292	151,349	143,039
Add: reinsurance	155,341	161,450	156,932
Balance end of year	$326,633	$312,799	$299,971

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 2.0% to 8.75% and investment products ranged from 1.5% to 4.55% in 2012.

The Company's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its variable annuity products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes mortality of 57% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB as of December 31, 2012, are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. As of December 31, 2012, the GMDB was $19.6 million.

The Company also establishes liabilities for GMWB on its variable annuity products. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality that is consistent with 57% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. As of December 31, 2012, the net GMWB liability balance was $169.0 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, guaranteed asset protection ("GAP"), and credit-related coverages. Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. Reinsurance allowances received are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's universal life ("UL"), variable universal life, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period. Commission and expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

Reinsurance Allowances — The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and may or may not bear a relationship to the amount and incidence of expenses actually paid by the ceding company. Many of the Company's reinsurance treaties do, in fact, have ultimate renewal allowances that exceed the direct ultimate expenses. Additionally, allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. As a result, first year expenses paid by the Company may be higher than first year allowances paid by the reinsurer, and reinsurance allowances may be higher in later years than renewal expenses paid by the Company.

The Company recognizes allowances according to the prescribed schedules in the reinsurance contracts, which may or may not bear a relationship to actual expenses incurred by the Company. A portion of these allowances is deferred while the non-deferrable allowances are recognized immediately as a reduction of other operating expenses. The Company's practice is to defer reinsurance allowances in excess of the ultimate allowance. This practice is consistent with the Company's practice of capitalizing direct expenses. While the recognition of reinsurance allowances is

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

consistent with GAAP, in some cases non-deferred reinsurance allowances may exceed non-deferred direct costs, which may cause net other operating expenses to be negative.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined by the reinsurer and set by the individual contract of each treaty during the initial negotiation of each such contract. Ultimate reinsurance allowances and other treaty provisions are listed within each treaty and will differ between agreements since each reinsurance contract is separately negotiated. The Company uses the ultimate reinsurance allowances set by the reinsurers and contained within each treaty agreement to complete its accounting responsibilities.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. The amortization pattern varies with changes in estimated gross profits arising from the allowances. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies in accordance with GAAP, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners. Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts capitalized. Non-deferred reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

ASU No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The objective of this Update is to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts. This Update was effective for the Company on January 1, 2012. The Company retrospectively adopted this Update, which resulted in a reduction in its deferred acquisition cost asset as well as a decrease in the amortization associated with those previously deferred costs. There was also a reduction in the level of costs the Company defers. For additional information on the effect this Update had on the Company, see Note 6, Deferred Policy Acquisition Costs and Value of Business Acquired.

ASU No. 2011-03 — Transfers and Servicing — Reconsideration of Effective Control for Repurchase Agreements. This Update amends the assessment of effective control for repurchase agreements to remove 1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee, and 2) the collateral maintenance implementation guidance related to the criterion. The Board determined that these criterion should not be a determining factor of effective control. This Update was effective for the first interim or annual period beginning on or after December 15, 2011. For the Company, the Update was applied to all repurchase agreements beginning January 1, 2012. The Company has modified its policies and procedures to ensure compliance with the updated guidance. There was no impact to the Company's results of operations or financial position as a result of this adoption.

ASU No. 2011-04 — Fair Value Measurement — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in this Update result in common fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards ("IFRSs"). The intent of this Update was not to change the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

application of the requirements in Topic 820. Some of the amendments clarify the intent regarding the application of existing fair value measurement requirements. The Update expanded requirements for disclosing information about fair value measurements. These changes were effective for interim and annual periods beginning after December 15, 2011. The Company has included the required additional disclosures in Note 19, Fair Value of Financial Instruments, and has modified its policies and processes to ensure compliance with the updated guidance.

ASU No. 2011-05 — Comprehensive Income — Presentation of Comprehensive Income. In this Update, a company has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in 1) a single continuous statement of comprehensive income, or 2) in two separate but consecutive statements. In both choices, a company is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The Company has implemented the two-statement report format outlined in ASU No. 2011-05 beginning in the first quarter of 2012. The amendments in this Update do not change the items that must be reported in other comprehensive income, or the timing of its subsequent reclassification to net income. This Update was effective January 1, 2012.

Commensurate with the effective date of ASU No. 2011-05, the requirement to present reclassifications from other comprehensive income on the face of the income statement, was deferred by ASU No. 2011-12 — Comprehensive Income — Deferral of the Effective for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.

ASU No. 2012-04 — Technical Corrections and Improvements. This Update contains changes intended to clarify the Codification or to correct unintended application of guidance, and which are not expected to have a significant effect on current accounting practice. In addition, this Update includes more substantive, limited-scope improvements to the Codification. These are items that represent narrow and incremental improvements to U.S. GAAP and are not purely technical corrections. This Update was effective upon issuance on October 1, 2012, and will not have an impact on the Company's results of operations or financial position.

Accounting Pronouncements Not Yet Adopted

ASU No. 2011-11 — Balance Sheet — Disclosures about Offsetting Assets and Liabilities. This Update contains new disclosure requirements regarding the nature of an entity's rights of offset and related arrangements associated with its financial and derivative instruments. The new disclosures are designed to make financial statements that are prepared under GAAP more comparable to those prepared under IFRSs. Generally, it is more difficult to qualify for offsetting under IFRSs than it is under GAAP. As a result, entities with significant financial instrument and derivative portfolios that report under IFRSs typically present positions on their balance sheets that are significantly larger than those of entities with similarly sized portfolios whose financial statements are prepared in accordance with GAAP. To facilitate comparison between financial statements prepared under GAAP and IFRSs, the new disclosures will give financial statement users information about both gross and net exposures. In January 2013, the FASB issued ASU No. 2013-01, which clarifies that application of ASU No. 2011-11 is limited to certain derivatives, repurchase and reverse repurchase agreements, and securities borrowing and securities lending transactions. Both Updates are effective January 1, 2013. However,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

the Company expects that neither Update will have an impact on the Company's results of operations or financial position.

ASU No. 2012-02 — Intangibles — Goodwill and Other — Testing Indefinite-Lived Intangible Assets for Impairment. This Update is intended to reduce the complexity and cost of performing an impairment test for indefinite-lived intangible assets by allowing an entity the option to make a qualitative evaluation about the likelihood of impairment prior to the quantitative calculation required by current guidance. Under the amendments to Topic 350, an entity has the option to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test. If an entity determines it is not more likely than not that impairment exists, quantitative impairment testing is not required. However, if an entity concludes otherwise, the impairment test outlined in current guidance is required to be completed. The Update does not change the current requirement that indefinite-lived intangible assets be reviewed for impairment at least annually.

ASU No. 2013-02 — Comprehensive Income — Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The amendments in this Update supersede the presentation requirements for reclassifications out of accumulated other comprehensive income in ASU No. 2011-05, Comprehensive Income — Presentation of Comprehensive Income, and ASU No. 2011-12, Comprehensive Income — Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, for all entities. The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. The Update requires an entity to report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income if the amount being reclassified is required under U.S. GAAP to be reclassified in its entirety to net income. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety in the same reporting period, an entity is required to cross-reference other disclosures required under U.S. GAAP that provide additional detail about those amounts. The amendments are effective prospectively for reporting periods beginning after December 15, 2012. This Update will not have an impact on the Company's results of operations or financial position.

3.  SIGNIFICANT ACQUISITIONS

On December 31, 2010, the Company completed the acquisition of all of the outstanding stock of United Investors Life Insurance Company ("United Investors"), pursuant to a Stock Purchase Agreement, between the Company, Torchmark Corporation ("Torchmark") and its wholly owned subsidiaries, Liberty National Life Insurance Company ("Liberty National") and United Investors. The Company accounted for this transaction under the acquisition method of accounting as required by FASB guidance under the ASC Business Combinations topic. This guidance requires that assets acquired and liabilities assumed are generally recorded at their fair values. The aggregate purchase price for United Investors was $363.3 million.

On April 29, 2011, the Company closed a previously announced reinsurance transaction with Liberty Life Insurance Company ("Liberty Life") under the terms of which the Company reinsured substantially all of the life and health business of Liberty Life. The transaction closed in conjunction with Athene Holding Ltd's acquisition of Liberty Life from an affiliate of Royal Bank of Canada. The capital invested

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISITIONS — (Continued)

by the Company in the transaction at closing was $321 million, including a $225 million ceding commission. In conjunction with the closing, the Company invested $40 million in a surplus note issued by Athene Life Re. The Company accounted for this transaction under the ASC Financial Services — Insurance topic in a manner similar to the acquisition method of accounting as required by the Financial Accounting Standards Board ("FASB") guidance under ASC Business Combinations topic.

The following (unaudited) pro forma condensed consolidated results of operations assumes that the aforementioned transactions with Liberty Life and United Investors was completed as of January 1, 2010:

	Unaudited For The Year Ended December 31,
	2011	2010
	(Dollars In Thousands)
Revenue	$3,491,414	$3,321,743
Net income	324,793	270,433

4.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Fixed maturities	$1,453,018	$1,414,965	$1,301,047
Equity securities	20,740	20,595	17,836
Mortgage loans	349,845	336,541	310,988
Investment real estate	3,289	3,458	3,180
Short-term investments	62,887	72,137	77,185
	1,889,779	1,847,696	1,710,236
Other investment expenses	100,441	94,252	85,391
Net investment income	$1,789,338	$1,753,444	$1,624,845

Net realized investment gains (losses) for all other investments are summarized as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Fixed maturities	$67,669	$80,044	$51,816
Equity securities	(45)	9,136	6,489
Impairments on fixed maturity securities	(58,144)	(47,321)	(39,550)
Impairments on equity securities	—	—	(1,815)
Modco trading portfolio	177,986	164,224	109,399
Other investments	(12,774)	(5,651)	(9,283)
Total realized gains (losses) — investments	$174,692	$200,432	$117,056

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

For the year ended December 31, 2012, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $73.2 million and gross realized losses were $60.3 million, including $54.7 million of impairment losses. For the year ended December 31, 2011, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $104.5 million and gross realized losses were $62.0 million, including $46.6 million of impairment losses. For the year ended December 31, 2010, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $99.8 million and gross realized losses were $82.6 million, including $41.1 million of impairment losses.

For the year ended December 31, 2012, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $1.6 billion. The gain realized on the sale of these securities was $73.2 million. For the year ended December 31, 2011, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.2 billion. The gain realized on the sale of these securities was $104.5 million. For the year ended December 31, 2010, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.9 billion. The gain realized on the sale of these securities was $99.8 million.

For the year ended December 31, 2012, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $38.0 million. The loss realized on the sale of these securities was $5.6 million. The Company made the decision to exit these holdings in order to reduce its European financial exposure.

For the year ended December 31, 2011, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $263.1 million. The loss realized on the sale of these securities was $15.3 million. The Company made the decision to exit these holdings in order to reduce its European financial exposure.

For the year ended December 31, 2010, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $709.6 million. The loss realized on the sale of these securities was $41.5 million. The Company made the decision to exit these holdings to reduce exposure to the 2010 oil spill in the Gulf of Mexico, to certain issuers with credit deterioration, and European financial institutions.

Certain European countries have experienced varying degrees of financial stress. Risks from the continued debt crisis in Europe could continue to disrupt the financial markets which could have a detrimental impact on global economic conditions and on sovereign and non-sovereign obligations. There remains considerable uncertainty as to future developments in the European debt crisis and the impact on financial markets.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as available-for-sale as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
2012
Fixed maturities:
Bonds
Residential mortgage-backed securities	$1,766,260	$92,417	$(19,347)	$1,839,330	$(406)
Commercial mortgage-backed securities	797,844	72,577	(598)	869,823	—
Other asset-backed securities	1,023,649	12,788	(61,424)	975,013	(241)
U.S. government-related securities	1,097,501	71,536	(591)	1,168,446	—
Other government-related securities	93,565	7,258	(45)	100,778	—
States, municipals, and political subdivisions	1,188,019	255,898	(264)	1,443,653	—
Corporate bonds	17,687,164	2,726,858	(48,395)	20,365,627	(5,488)
	23,654,002	3,239,332	(130,664)	26,762,670	(6,135)
Equity securities	352,272	11,881	(9,993)	354,160	—
Short-term investments	97,852	—	—	97,852	—
	$24,104,126	$3,251,213	$(140,657)	$27,214,682	$(6,135)
2011
Fixed maturities:
Bonds
Residential mortgage-backed securities	$2,340,172	$82,574	$(85,702)	$2,337,044	$(47,652)
Commercial mortgage-backed securities	530,283	24,473	(4,229)	550,527	—
Other asset-backed securities	997,398	6,529	(90,898)	913,029	(6,559)
U.S. government-related securities	1,150,525	65,212	(58)	1,215,679	—
Other government-related securities	88,058	4,959	—	93,017	—
States, municipals, and political subdivisions	1,154,307	173,406	—	1,327,713	—
Corporate bonds	16,888,423	1,922,038	(249,870)	18,560,591	1,787
	23,149,166	2,279,191	(430,757)	24,997,600	(52,424)
Equity securities	286,537	5,430	(16,595)	275,372	(74)
Short-term investments	15,629	—	—	15,629	—
	$23,451,332	$2,284,621	$(447,352)	$25,288,601	$(52,498)

(1)  These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as held-to-maturity as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI
2012
Fixed maturities:
Other	$300,000	$19,163	$—	$319,163	$—
	$300,000	$19,163	$—	$319,163	$—

As of December 31, 2012 and 2011, the Company had an additional $3.0 billion and $3.0 billion of fixed maturities, $19.6 million and $17.0 million of equity securities, and $118.9 million and $85.8 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2012, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-Sale		Held-to-Maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Due in one year or less	$452,876	$459,845	$—	$—
Due after one year through five years	4,568,417	4,996,310	—	—
Due after five years through ten years	6,283,158	6,967,782	—	—
Due after ten years	12,349,551	14,338,733	300,000	319,163
	$23,654,002	$26,762,670	$300,000	$319,163

During the year ended December 31, 2012, the Company recorded pre-tax other-than-temporary impairments of investments of $67.1 million all of which were related to debt securities. Of the $67.1 million of impairments for the year ended December 31, 2012, $58.1 million was recorded in earnings and $9.0 million was recorded in other comprehensive income (loss). There were no impairments related to equity securities. For the year ended December 31, 2012, there were no other-than-temporary impairments related to debt securities or equity securities that the Company intended to sell or expected to be required to sell.

During the year ended December 31, 2011, the Company recorded pre-tax other-than-temporary impairments of investments of $62.2 million all of which were related to debt securities. Of the $62.2 million of impairments for the year ended December 31, 2011, $47.3 million was recorded in earnings and $14.9 million was recorded in other comprehensive income (loss). For the year ended December 31, 2011, there were no impairments related to equity securities. For the year ended December 31, 2011, pre-tax other-than-temporary impairments related to debt securities that the Company does not intend to sell and does not expect to be required to sell were $52.7 million, with $37.8 million of credit losses recorded on debt securities in earnings and $14.9 million of non-credit losses recorded in other comprehensive income (loss). During the same period, other-than-temporary

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

impairments related to debt securities that the Company intends to sell or expects to be required to sell were $9.5 million and were recorded in earnings.

During the year ended December 31, 2010, the Company recorded other-than-temporary impairments of investments of $75.0 million. Of the $75.0 million of impairments for the year ended December 31, 2010, $41.4 million was recorded in earnings and $33.6 million was recorded in other comprehensive income (loss). For the year ended December 31, 2010, there was $2.5 million of other-than-temporary impairments related to equity securities. For the year ended December 31, 2010, there was $72.5 million of other-than-temporary impairments related to debt securities. During this period, there was no other-than-temporary impairments related to debt securities or equity securities that the Company intends to sell or expects to be required to sell.

The following chart is a rollforward of available-for-sale credit losses on debt securities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Beginning balance	$69,476	$39,275	$25,066
Additions for newly impaired securities	26,544	12,699	26,893
Additions for previously impaired securities	25,217	20,591	4,964
Reductions for previously impaired securities due to a change in expected cash flows	—	—	—
Reductions for previously impaired securities that were sold in the current period	—	(3,089)	(17,648)
Other	—	—	—
Ending balance	$121,237	$69,476	$39,275

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$100,412	$(9,578)	$166,000	$(9,769)	$266,412	$(19,347)
Commercial mortgage- backed securities	50,506	(598)	—	—	50,506	(598)
Other asset-backed securities	479,223	(28,179)	242,558	(33,245)	721,781	(61,424)
U.S. government-related securities	106,806	(591)	—	—	106,806	(591)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Other government-related securities	$14,955	$(45)	$—	$—	$14,955	$(45)
States, municipalities, and political subdivisions	11,526	(264)	—	—	11,526	(264)
Corporate bonds	775,593	(23,630)	363,128	(24,765)	1,138,721	(48,395)
Equities	35,059	(5,150)	21,754	(4,843)	56,813	(9,993)
	$1,574,080	$(68,035)	$793,440	$(72,622)	$2,367,520	$(140,657)

RMBS have a gross unrealized loss greater than twelve months of $9.8 million as of December 31, 2012. The non-agency RMBS market experienced improvements during the year, but these losses represent securities where credit concerns are more pronounced. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $33.2 million as of December 31, 2012. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These unrealized losses have occurred within the Company's auction rate securities ("ARS") portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The corporate bonds category has gross unrealized losses greater than twelve months of $24.8 million as of December 31, 2012. These losses relate primarily to fluctuations in credit spreads. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category has a gross unrealized loss greater than twelve months of $4.8 million as of December 31, 2012. These losses primarily relate to a widening in credit spreads on perpetual preferred stock holdings. The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the factors discussed and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of debt securities.

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$276,216	$(15,308)	$524,251	$(70,394)	$800,467	$(85,702)
Commercial mortgage- backed securities	78,893	(4,229)	—	—	78,893	(4,229)
Other asset-backed securities	531,653	(32,074)	190,639	(58,824)	722,292	(90,898)
U.S. government-related securities	21,311	(58)	—	—	21,311	(58)
Corporate bonds	1,870,256	(131,953)	523,913	(117,917)	2,394,169	(249,870)
Equities	50,638	(8,436)	22,095	(8,159)	72,733	(16,595)
	$2,828,967	$(192,058)	$1,260,898	$(255,294)	$4,089,865	$(447,352)

RMBS have a gross unrealized loss greater than twelve months of $70.4 million as of December 31, 2011. The losses relate to a widening in spreads and defaults as a result of continued weakness in the residential housing market which have reduced the fair value of the RMBS holdings. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $58.8 million as of December 31, 2011. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These unrealized losses have occurred within the Company's auction rate securities ("ARS") portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The corporate bonds category has gross unrealized losses greater than twelve months of $117.9 million as of December 31, 2011. These losses relate primarily to fluctuations in credit spreads. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category has a gross unrealized loss greater than twelve months of $8.2 million as of December 31, 2011. These losses primarily relate to a widening in credit spreads on perpetual preferred stock holdings. The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the factors discussed and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of debt securities.

As of December 31, 2012, the Company had securities in its available-for-sale portfolio which were rated below investment grade of $1.7 billion and had an amortized cost of $1.7 billion. In addition, included in the Company's trading portfolio, the Company held $367.1 million of securities which were rated below investment grade. Approximately $415.1million of the below investment grade securities were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Fixed maturities	$819,152	$761,738	$696,942
Equity securities	8,484	(13,292)	9,701

The Company held $12.2 million of non-income producing investments, consisting of fixed maturities, equities, and investment real estate for the year ended December 31, 2012.

Included in the Company's invested assets are $865.4 million of policy loans as of December 31, 2012. The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Securities Lending

In prior periods, the Company participated in securities lending, primarily as an enhancement to its investment yield. During the second quarter of 2011, the Company discontinued this program. Certain collateral assets, which the Company previously intended to dispose of and on which it recorded an other-than-temporary impairment of $1.3 million, were instead retained by the Company and are included in its fixed maturities as of December 31, 2012 with a balance of $3.7 million. The Company currently does not have any intent to sell these securities, nor does the Company anticipate being required to sell them.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC ("Red Mountain"), that was determined to be a VIE as of December 31, 2012. The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 10, Debt and Other Obligations. The Company had the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but did not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company's risk of loss related to the VIE is limited to its investment of $10,000. Additionally, the holding company ("PLC") has guaranteed the VIE's credit enhancement fee obligation to the unrelated third party provider.

5.  MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2012, the Company's mortgage loan holdings were approximately $4.9 billion. The Company has specialized in making loans on either credit-oriented commercial properties or credit-anchored strip shopping centers and apartments. The Company's underwriting procedures relative to its commercial loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, professional office buildings, and warehouses). The Company believes these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history.

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MORTGAGE LOANS — (Continued)

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31, 2012:

Type	Percentage of Mortgage Loans on Real Estate
Retail	67.4%
Office Buildings	13.7
Apartments	9.4
Warehouses	7.4
Other	2.1
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 2.0% of mortgage loans. Approximately 65.5% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Texas	11.6%
Georgia	8.9
Alabama	7.6
Tennessee	7.3
Florida	7.0
Ohio	5.4
North Carolina	5.2
South Carolina	4.9
Utah	4.5
California	3.1
65.5%

During 2012, the Company funded approximately $309.3 million of new loans, with an average loan size of $3.8 million. The average size mortgage loan in the portfolio as of December 31, 2012, was $2.5 million, and the weighted-average interest rate was 6.11%. The largest single mortgage loan was $40.2 million.

Certain of the mortgage loans have call options or interest rate reset options between 3 and 10 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options or increase the interest rates on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $224.8 million would become due in 2013, $1.3 billion in 2014 through 2018, $599.0 million in 2019 through 2023, and $179.6 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2012 and December 31, 2011, approximately $817.3 million and $876.8 million, respectively, of the Company's mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MORTGAGE LOANS — (Continued)

As of December 31, 2012, approximately $17.9 million, or 0.05%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2012, certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. These transactions generally included acceptance of assets in satisfaction of principal or foreclosure on collateral property, and were the result of agreements between the creditor and the debtor or imposition of law. For all mortgage loans, the impact of troubled debt restructurings is reflected in the Company's investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year ended December 31, 2012 resulted in a reduction of $7.8 million in the Company's investment in mortgage loans, net of existing allowances for mortgage loan losses. None of these loans remained on the Company's balance sheets as of December 31, 2012. The Company's mortgage loan portfolio consists of two categories of loans: (1) those not subject to a pooling and servicing agreement and (2) those subject to a contractual pooling and servicing agreement.

As of December 31, 2012, $11.0 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming. None of these nonperforming loans have been restructured during the year ending 2012.

As of December 31, 2012, $6.9 million of loans subject to a pooling and servicing agreement were nonperforming. None of these nonperforming loans have been restructured during the year ending December 31, 2012.

As of December 31, 2012 and December 31, 2011, the Company had an allowance for mortgage loan credit losses of $2.9 million and $5.0 million, respectively. Due to the Company's loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current estimated fair value of the loan's underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MORTGAGE LOANS — (Continued)

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Beginning balance	$4,975	$11,650
Charge offs	(8,340)	(16,278)
Recoveries	(628)	(2,471)
Provision	6,868	12,074
Ending balance	$2,875	$4,975

It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company's general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart as of December 31, 2012.

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
Commercial mortgage loans	$12,149	$2,270	$—	$14,419
Number of delinquent commercial mortgage loans	7	1	—	8

The Company's commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart as of December 31:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
2012
Commercial mortgage loans:
With no related allowance recorded	$13,044	$14,419	$—	$2,609	$53	$69
With an allowance recorded	13,927	13,927	2,875	3,482	154	154

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MORTGAGE LOANS — (Continued)

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
2011
Commercial mortgage loans:
With no related allowance recorded	$6,338	$9,346	$—	$2,113	$34	$34
With an allowance recorded	14,021	14,021	4,975	7,010	117	181

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

On January 1, 2012, the Company adopted ASU No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. For more information on how this Updated impacted our accounting policies related to deferred acquisition costs, refer to the Accounting Pronouncements Recently Adopted section of Note 2, Summary of Significant Accounting Policies. The Company retrospectively adopted this Update, which resulted in several adjustments to the Company's balance sheet on the date of adoption and income statements for periods prior to January 1, 2012. The Update primarily resulted in a reduction in its deferred acquisition cost asset as well as a decrease in the amortization associated with those deferred costs. There was also a reduction in the level of costs the Company defers. As part of the Company's retrospective adoption of this Update, a cumulative effect adjustment was recorded as of January 1, 2010 which was the earliest period presented. The cumulative effect adjustment resulted in a decrease of $469.6 million in retained earnings, a decrease of $0.3 million in accumulated other comprehensive income, and an overall decrease of $469.9 million in total shareowner's equity.

The chart shown below summarizes the effect of the adjustments on the Company's 2011 consolidated balance sheet (only balances impacted by the Update are presented):

	As of December 31, 2011
	As Originally Reported	As Adjusted	Effect of Change
	(Dollars In Thousands)
Assets:
Deferred policy acquisition costs and value of business acquired	$4,011,936	$3,223,220	$(788,716)
Total assets	$52,791,899	$52,003,183	$(788,716)
Liabilities:
Deferred income taxes	$1,573,764	$1,293,996	$(279,768)
Total liabilities	$47,405,601	$47,125,833	$(279,768)
Equity:
Retained earnings	$2,984,466	$2,456,293	$(528,173)
Accumulated other comprehensive income (loss):
Net unrealized gain (losses) on investments, net of income tax	1,076,854	1,096,079	19,225
Total equity	$5,386,298	$4,877,350	$(508,948)
Total liabilities and shareowner's equity	$52,791,899	$52,003,183	$(788,716)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

The charts shown below summarize the effect of the adjustments on the Company's income statement for the years ended December 31, 2011 and 2010 (only balances impacted by the Update are presented).

	For The Year Ended December 31, 2011
	As Originally Reported	As Adjusted	Effect of Change
	(Dollars In Thousands)
Expenses:
Amortization of deferred policy acquisition costs and value of business acquired	$300,450	$249,520	$(50,930)
Other operating expenses	373,964	461,570	87,606
Total benefits and expenses	2,896,634	2,933,310	36,676
Income before income tax	511,951	475,275	(36,676)
Income tax (benefit) expense	164,517	151,519	(12,998)
Net income	$347,434	$323,756	$(23,678)
	For The Year Ended December 31, 2010
	As Originally Reported	As Adjusted	Effect of Change
	(Dollars In Thousands)
Expenses:
Amortization of deferred policy acquisition costs and value of business acquired	$189,255	$144,496	$(44,759)
Other operating expenses	284,070	382,920	98,850
Total benefits and expenses	2,549,717	2,603,808	54,091
Income before income tax	387,267	333,176	(54,091)
Income tax (benefit) expense	129,029	109,865	(19,164)
Net income	$258,238	$223,311	$(34,927)

The charts shown below summarize the effect of the adjustments on the Company's cash flow statement for the years ended December 31, 2011 and 2010 (only balances impacted by the Update are presented).

	For The Year Ended December 31, 2011
	As Originally Reported	As Adjusted	Effect of Change
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$347,434	$323,756	$(23,678)
Amortization of deferred policy acquisition costs and value of business acquired	300,450	249,520	(50,930)
Capitalization of deferred policy acquisition costs	(442,638)	(355,033)	87,605
Deferred income tax	120,262	107,265	(12,997)
Change to net cash (used in) provided by operating activities	$325,508	$325,508	$—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

	For The Year Ended December 31, 2010
	As Originally Reported	As Adjusted	Effect of Change
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$258,238	$223,311	$(34,927)
Amortization of deferred policy acquisition costs and value of business acquired	189,255	144,496	(44,759)
Capitalization of deferred policy acquisition costs	(446,560)	(348,730)	97,830
Deferred income tax	85,483	66,682	(18,801)
Other, net	(47,319)	(46,662)	657
Change to net cash (used in) provided by operating activities	$39,097	$39,097	$—

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Balance, beginning of period	$2,291,613	$2,182,085
Capitalization of commissions, sales, and issue expenses	311,959	355,033
Amortization	(105,447)	(159,329)
Change in unrealized investment gains and losses	(90,599)	(86,176)
Balance, end of period	$2,407,526	$2,291,613

Value of business acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Balance, beginning of period	$931,607	$881,324
Acquisitions	—	137,418
Amortization	(86,736)	(90,192)
Change in unrealized gains and losses	(27,041)	3,057
Balance, end of period	$817,830	$931,607

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

The expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2013	$71,285
2014	63,386
2015	55,618
2016	50,957
2017	43,753

7.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2010	$41,812	$48,158	$89,970
Tax benefit of excess tax goodwill	(3,099)	—	(3,099)
Balance as of December 31, 2011	38,713	48,158	86,871
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2012	$35,615	$48,158	$83,773

During the year ended December 31, 2012 and 2011, the Company decreased its goodwill balance by approximately $3.1 million and $3.1 million, respectively. The decreases were due to an adjustment in the Acquisitions segment related to tax benefits realized during 2012 and 2011 on the portion of tax goodwill in excess of GAAP basis goodwill.

8.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and variable annuity products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our variable annuity products, various account value guarantees upon death. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GMWB rider is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The variable annuity separate account balances subject to GMWB were $7.2 billion as of December 31, 2012. For more information regarding the valuation of and income impact of GMWB please refer to Note 2, Summary of Significant Accounting Policies, Note 19, Fair Value of Financial Instruments, and Note 20, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.54%, age-based mortality consistent with 57% of the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table, lapse rates ranging from 0.8% — 38.7% (depending on product type and duration), and an average discount rate of 6.2%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The variable annuity separate account balances subject to GMDB were $9.6 billion as of December 31, 2012. The total GMDB amount payable based on variable annuity account balances as of December 31, 2012, was $149.8 million (including $129.3 million in the Annuities segment and $20.5 million in the Acquisitions segment) with a GMDB reserve of $19.3 million and $0.3 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2012 for the Company was 67.

These amounts exclude the variable annuity business of the Chase Insurance Group, which consisted of five insurance companies that manufactured and administered traditional life insurance and annuity products and four non-insurance companies (which collectively are referred to as the "Chase Insurance Group") which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC"), under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $20.9 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2012, was 64.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Beginning balance	$9,798	$6,412	$342
Incurred guarantee benefits	14,087	7,171	11,799
Less: Paid guarantee benefits	4,279	3,785	5,729
Ending balance	$19,606	$9,798	$6,412

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Equity mutual funds	$6,171,196	$3,972,729
Fixed income mutual funds	3,381,581	2,185,654
Total	$9,552,777	$6,158,383

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Activity in the Company's deferred sales inducement asset was as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Deferred asset, beginning of period	$125,527	$112,147	$116,298
Amounts deferred	23,362	29,472	25,587
Amortization	(4,940)	(16,092)	(29,738)
Deferred asset, end of period	$143,949	$125,527	$112,147

9.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company continues to monitor the consolidation of reinsurers and the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2012, the Company had reinsured approximately 60% of the face value of its life insurance in-force. The Company has reinsured approximately 26% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hanover Re)

•  Swiss Re Life & Health America Inc.

•  Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2012, 2011, or 2010 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  REINSURANCE — (Continued)

The following table presents the net life insurance in-force:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Millions)
Direct life insurance in-force	$706,416	$728,670	$753,519
Amounts assumed from other companies	30,470	32,813	18,799
Amounts ceded to other companies	(444,951)	(469,530)	(495,056)
Net life insurance in-force	$291,935	$291,953	$277,262
Percentage of amount assumed to net	10%	11%	7%

The following table reflects the effect of reinsurance on life insurance premiums written and earned:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Millions)
Direct premiums	$2,227	$2,245	$2,153
Reinsurance assumed	282	248	167
Reinsurance ceded	(1,229)	(1,278)	(1,284)
Net premiums(1)	$1,280	$1,215	$1,036
Percentage of amount assumed to net	22%	20%	16%

(1)  Includes annuity policy fees of $103.8 million, $74.9 million, and $43.4 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The Company has also reinsured accident and health risks representing $12.1 million, $14.4 million, and $17.3 million of premium income, while the Company has assumed accident and health risks representing $29.4 million, $21.7 million, and $0.1 million of premium income for 2012, 2011, and 2010, respectively. In addition, the Company reinsured property and casualty risks representing $69.6 million, $71.2 million, and $78.9 million of premium income, while the Company assumed property and casualty risks representing $6.8 million, $6.2 million, and $7.1 million of premium income for 2012, 2011, and 2010, respectively.

As of December 31, 2012 and 2011, policy and claim reserves relating to insurance ceded of $5.6 million and $5.5 million, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2012 and 2011, the Company had paid $105.0 million and $127.1 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2012 and 2011, the Company had receivables of $66.1 million and $64.9 million, respectively, related to insurance assumed.

During 2006, the Company recorded $27.1 million of bad debt charges related to its Lender's Indemnity product line. These bad debt charges followed the bankruptcy filing related to CENTRIX Financial LLC ("CENTRIX"), the originator and servicer of the business, and are the result of the Company's assessment, based in part on facts discovered by an audit after the bankruptcy filing, of the inability of CENTRIX and an affiliated reinsurer to meet their obligations under the program. The

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  REINSURANCE — (Continued)

Company ceased offering the Lender's Indemnity product in 2003 with the last policy expiring in 2009. During 2010, the Company successfully settled its last claim and as a result of this final settlement, $7.8 million in excess reserves were released in the first quarter of 2010.

The Company's third party reinsurance receivables amounted to $5.7 billion and $5.5 billion as of December 31, 2012 and 2011, respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2012		2011
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Co.	$649.1	A	$626.4	A
Swiss Re Life & Health America, Inc.	625.9	A+	624.4	A+
Lincoln National Life Insurance Co.	472.3	A+	479.4	A+
Transamerica Life Insurance Co.	425.5	A+	392.9	A+
American United Life Insurance Co.	321.3	A+	325.1	A+
Employers Reassurance Corp.	257.7	A-	290.2	A-
The Canada Life Assurance Company	219.8	A+	219.1	A+
RGA Reinsurance Co.	215.4	A+	228.2	A+
Scottish Re (U.S.), Inc.	180.5	NR(1)	179.9	NR(1)
XL Life Ltd.	179.6	A-	183.0	A-

(1)Scottish Re (U.S.), Inc. is not rated as of December 31, 2012 and 2011.

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

10.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement that was in effect as of July 17, 2012 (the "Credit Facility"), the Company had the ability to borrow on an unsecured basis up to an aggregate principal amount of $500 million. The Company had the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $600 million. Balances outstanding under the Credit Facility accrued interest at a rate equal to (i) either the prime rate or the London Interbank Offered Rate ("LIBOR"), plus (ii) a spread based on the ratings of our senior unsecured long-term debt. The Credit Agreement provides that the Company is liable for the full amount of any obligations for borrowings or letters of credit, excluding those of PLC, under the Credit

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  DEBT AND OTHER OBLIGATIONS — (Continued)

Facility. The maturity date on the Credit Facility was April 16, 2013. The Company did not have an outstanding balance under the Credit Facility as of December 31, 2012. PLC had an outstanding balance of $160.0 million at an interest rate of LIBOR plus 0.40% under the Credit Facility as of July 17, 2012.

On July 17, 2012 the Company replaced the Credit Facility with a new credit facility ("2012 Credit Facility"). Under the 2012 Credit Facility, the Company and PLC has the ability to borrow on an unsecured basis up to an aggregate principal amount of $750 million. The Company has the right in certain circumstances to request that the commitment under the 2012 Credit Facility be increased up to a maximum principal amount of $1.0 billion. Balances outstanding under the 2012 Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's senior unsecured long-term debt ("Senior Debt"), or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The 2012 Credit Facility also provides for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the 2012 Credit Facility, whether used or unused. The maturity date on the 2012 Credit Facility is July 17, 2017. The Company is not aware of any non-compliance with the financial debt covenants of the 2012 Credit Facility as of December 31, 2012. The Company did not have an outstanding balance under the Credit Facility as of December 31, 2012. PLC had an outstanding balance of $50.0 million at an interest rate of LIBOR plus 1.20% under the 2012 Credit Facility as of December 31, 2012.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

Golden Gate Captive Insurance Company ("Golden Gate"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had three series of Surplus Notes with a total outstanding balance of $800 million as of December 31, 2012. PLC holds the entire outstanding balance of Surplus Notes. The Series A1 Surplus Notes have a balance of $400 million and accrue interest at 7.375%, the Series A2 Surplus Notes have a balance of $100 million and accrue interest at 8%, and the Series A3 Surplus Notes have a balance of $300 million and accrue interest at 8.45%.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a wholly owned special purpose financial captive insurance company, had $575.0 million of non-recourse funding obligations outstanding as of December 31, 2012. These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates purchased a portion of these securities during 2011 and 2012. As a result of these purchases, as of December 31, 2012, securities related to $286.0 million of the outstanding balance of the non-recourse funding obligations was held by external parties, securities related to $60.9 million of the non-recourse funding obligations was held by nonconsolidated affiliates, and $228.1 million was held by consolidated subsidiaries of the Company. These non-recourse funding obligations mature in 2052. $275 million of this amount is currently accruing interest at a rate of LIBOR plus 30 basis points. We have experienced higher borrowing costs than were originally expected associated with $300 million of our non-recourse funding obligations supporting the business reinsured to Golden Gate II. These

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  DEBT AND OTHER OBLIGATIONS — (Continued)

higher costs are the result of higher spread component of interest expense associated with the illiquidity of the current market for auction rate securities, as well as a rating downgrade of our guarantor by certain rating agencies. The current rate associated with these obligations is LIBOR plus 200 basis points, which is the maximum rate we can be required to pay under these obligations. We have contingent approval to issue an additional $100 million of obligations. Under the terms of the non-recourse funding obligations, the holders of the non-recourse funding obligations cannot require repayment from PLC, us, or any of our subsidiaries, other than Golden Gate II, the direct issuers of the non-recourse funding obligations, although PLC has agreed to indemnify Golden Gate II for certain costs and obligations (which obligations do not include payment of principal and interest on the non-recourse funding obligations). In addition, PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V and Red Mountain, wholly owned subsidiaries of the Company, entered into a 20-year transaction to finance up to $945 million of "AXXX" reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coat Life Insurance Company ("WCL"). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V's obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America ("Hannover Re"), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is "non-recourse" to Golden Gate V, Red Mountain, WCL, PLC and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2012, the principal balance of the Red Mountain note was $300 million. In connection with the transaction, PLC has entered into certain support agreements under which we guarantee or otherwise support certain obligations of Golden Gate V or Red Mountain.

In connection with the transaction outlined above, Golden Gate V had a $300 million outstanding non-recourse funding obligation as of December 31, 2012. This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  DEBT AND OTHER OBLIGATIONS — (Continued)

Non-recourse funding obligations outstanding as of December 31, 2012, on a consolidated basis, are shown in the following table:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company	$800,000	2037	7.86%
Golden Gate II Captive Insurance Company	346,900	2052	1.22%
Golden Gate V Vermont Captive Insurance Company	300,000	2037	6.25%
Total	$1,446,900

Non-recourse funding obligations outstanding as of December 31, 2011, on a consolidated basis, are shown in the following table:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company	$800,000	2037	7.88%
Golden Gate II Captive Insurance Company	448,600	2052	1.37%
Total	$1,248,600

During 2012, the Company repurchased $101.7 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $32.0 million pre-tax gain for the Company.

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), a Vermont special purpose financial captive insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement (the "Reimbursement Agreement") with UBS AG, Stamford Branch ("UBS"), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the "LOC") in the initial amount of $505 million to a trust for the benefit of our wholly owned subsidiary, WCL. The LOC balance increased during 2011 in accordance with the terms of the Reimbursement Agreement. The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011, to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018, to April 1, 2022. The LOC balance was $580 million as of December 31, 2012. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $610 million in 2013. The term of the LOC is expected to be 12 years, subject to certain conditions including capital contributions made to Golden Gate III by us or one of our affiliates. The LOC was issued to support certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  DEBT AND OTHER OBLIGATIONS — (Continued)

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), a Vermont special purpose financial captive insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. The LOC balance has increased, in accordance with the terms of the Reimbursement Agreement, each quarter of 2012 and was $625 million as of December 31, 2012. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $790 million in 2016. The term of the LOC is expected to be 12 years. The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement effective October 1, 2010, which was subsequently amended and restated as of July 1, 2011.

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities. As of December 31, 2012, the fair value of securities pledged under the repurchase program was $168.1 million and the repurchase obligation of $150.0 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 15 basis points). During 2012, the maximum balance outstanding at any one point in time related to these programs was $425.0 million. The average daily balance was $266.3 million (at an average borrowing rate of 14 basis points) during the year ended December 31, 2012. As of December 31, 2011, the Company had no outstanding balance related to such borrowings. These borrowings are for a term less than thirty days. During 2011, the maximum balance outstanding at any one point in time related to these programs was $348.2 million. The average daily balance was $147.7 million (at an average borrowing rate of 13 basis points) during the year ended December 31, 2011.

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $92.9 million, $90.8 million, and $71.4 million in 2012, 2011, and 2010, respectively. The $2.1 million variance was primarily due to an increase in interest expense on the Golden Gate V non-recourse funding obligation which was offset by reductions in interest expense as a result of the Company's repurchase of non-recourse funding obligations during the year.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 20 cities including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $11.2 million, $10.8 million, and $10.8 million for the years ended December 31, 2012, 2011, and 2010, respectively. The aggregate annualized rent was approximately $6.9 million for the year ended December 31, 2012. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2013	$6,948
2014	5,462
2015	4,229
2016	2,664
2017	740
Thereafter	235

Additionally, the Company leases a building contiguous to its home office. The lease extends to January 2014. At the end of the lease term the Company may purchase the building for approximately $75 million. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2013	$679
2014	75,065

As of December 31, 2012 and 2011, the Company had outstanding mortgage loan commitments of $182.6 million at an average rate of 5.10% and $182.4 million at an average rate of 5.58%, respectively.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. In addition, from time to time, companies may be asked to contribute amounts beyond prescribed limits. Most insurance guaranty fund laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. The Company does not believe its insurance guaranty fund assessments will be materially different from amounts already provided for in the financial statements.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Companies in the financial services and insurance industries are also sometimes the target of law enforcement and regulatory investigations

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS AND CONTINGENCIES — (Continued)

relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such outcome will have an impact, either individually or in the aggregate, on its financial condition or results of operations that differs materially from the Company's established liabilities. Given the inherent difficulty in predicting the outcome of such matters, however, it is possible that an adverse outcome in certain such matters could be material to the Company's financial condition or results of operations for any particular reporting period.

In the IRS audit that concluded during this quarter, the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and is seeking resolution at the IRS' Appeals Division. Although it cannot be certain, the Company believes that the Appeals process will conclude within the next 12 months. If the IRS prevails on every issue that it identified in this audit, and the Company does not litigate these issues, then the Company will make an income tax payment of approximately $24.3 million. However, this payment, if it was to occur, would not materially impact the Company or its effective tax rate.

The Company has received notice from two third party auditors that the Company, as well as certain of its insurance affiliates and certain other insurance companies for which the Company has co-insured blocks of life insurance and annuity products, will be audited for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company has recorded a reserve with respect to life insurance policies and certain co-insured blocks of life insurance policies issued by other companies in connection with these pending audits. The Company does not consider the amount of this reserve to be material to the Company's financial condition or results of operations. With respect to one block of life insurance policies that is co-insured by the Company, the Company is presently unable to estimate the reasonably possible loss or range of loss due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies, the distinct characteristics of this co-insured block of policies which differentiate it from the blocks of life insurance policies for which the Company has recorded a reserve, and the early stages of the audits being conducted. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with this block of co-insured policies probable or reasonably estimable.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS AND CONTINGENCIES — (Continued)

The Company has received notice that it and its affiliated life insurance companies are subject to a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration's Death Master File or similar databases (a "Death Database") to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid substantial administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $3.5 million.

12.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2012, 2011, and 2010, PL&A paid no dividends to PLC on its preferred stock.

13.  STOCK-BASED COMPENSATION

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Under plans approved by shareowners in 1997, 2003, 2008, and 2012, up to 9,500,000 PLC shares may be issued in payment of awards.

The criteria for payment of the 2012 performance awards is based on PLC's average operating return on average equity ("ROE") over a three-year period. If PLC's ROE is below 10.0%, no award is earned. If PLC's ROE is at or above 11.2%, the award maximum is earned. The criteria for payment of the 2011 performance awards is based on PLC's ROE (excluding certain accounting and operating income definition changes) over a three-year period. If PLC's ROE is below 9%, no award is earned. If PLC's ROE is at or above 10.0%, the award maximum is earned. Awards are paid in shares of PLC's common stock. Performance shares are equivalent in value to one share of our common stock times the award earned percentage payout. Performance share awards of 306,100 were issued during the year ended December 31, 2012 and 191,000 performance share awards were issued during the year ended December 31, 2011.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  STOCK-BASED COMPENSATION — (Continued)

Performance share awards in 2012 and 2011 and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2012	306,100	$8,608
2011	191,100	5,433
2010	—	—

Stock appreciation rights ("SARs") of PLC have been granted to certain officers to provide long-term incentive compensation based solely on the performance of PLC's common stock. The SARs are exercisable either five years after the date of grants or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price is as follows:

	Weighted-Average Base Price per share	No. of SARs
Balance at December 31, 2009	$22.28	2,469,202
SARs granted	18.34	344,400
SARs exercised / forfeited	20.98	(488,765)
Balance at December 31, 2010	$21.97	2,324,837
SARs exercised / forfeited	8.31	(50,608)
Balance at December 31, 2011	$22.27	2,274,229
SARs exercised / forfeited / expired	22.60	(633,062)
Balance at December 31, 2012	$22.15	1,641,167

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  STOCK-BASED COMPENSATION — (Continued)

The following table provides information as of December 31, 2012, about equity compensation plans under which PLC's common stock is authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2012(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2012(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of December 31, 2012(c)
Equity compensation plans approved by shareowners	2,702,768	(1)	$22.15 (3)	4,530,673 (4)
Equity compensation plans not approved by shareowners	318,421	(2)	Not applicable	Not applicable(5)
Total	3,021,189		$22.15	4,530,673

(1)  Includes the following number of shares: (a) 1,066,759 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of PLC common stock will be payable with respect to each outstanding SAR); (b) 602,160 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2012); (c) 646,632 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 319,555 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC's Deferred Compensation Plan for Officers; and (e) 67,662 shares issuable with respect to stock equivalents representing previous awards under PLC's Stock Plan for Non-Employee Directors that the recipient deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC.

(2)  Includes the following number of PLC's shares of common stock: (a) 216,103 shares issuable with respect to stock equivalents representing (i) stock awards to PLC's Directors before June 1, 2004 that the recipient deferred pursuant to PLC's Deferred Compensation Plan for Directors Who Are Not Employees of the Company and (ii) cash retainers and fees that PLC's Directors deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 102,318 shares issuable with respect to stock equivalents pursuant to PLC's Deferred Compensation Plan for Officers.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents shares of PLC's common stock available for future issuance under the LTIP and the Company's Stock Plan for Non-Employee Directors.

(5)  The plans listed in Note (2) do not currently have limits on the number of PLC's shares of common stock issuable under such plans. The total number of PLC's shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  STOCK-BASED COMPENSATION — (Continued)

The outstanding SARs as of December 31, 2012, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$26.49	50,000	1	50,000
41.05	106,700	3	106,700
48.60	38,400	4	38,400
45.70	35,070	4	35,070
43.46	181,550	5	181,550
48.05	3,000	5	3,000
41.12	2,500	5	2,500
38.59	303,100	6	303,100
3.50	629,608	7	629,608
17.48	8,000	8	5,333
18.36	283,239	8	181,888

There were no SARs issued for the years ended December 31, 2012 and 2011. The SARs issued for the year ended December 31, 2010, had estimated fair values at grant date of $3.3 million. These fair values were estimated using a Black- Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and an expected exercise date of 2016.

Restricted stock units are awarded to participants and include certain restrictions relating to vesting periods. PLC issued 190,800 restricted stock units for the year ended December 31, 2012 and 175,500 restricted stock units for the year ended December 31, 2011. These awards had a total fair value at grant date of $5.4 million and $5.0 million, respectively. Approximately half of these restricted stock units vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $10.3 million, $10.2 million, and $10.2 million in 2012, 2011, and 2010, respectively. The Company recognized expense associated with PLC's stock-based compensation plans for compensations awarded to its employees of $3.9 million, $2.7 million, and $3.0 million in 2012, 2011, and 2010, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's common stock are reported as a component of shareowners' equity, net of deferred taxes.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007, with age plus vesting service less than 55 years will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 ("PPA"), a plan could be subject to certain benefit restrictions if the plan's adjusted funding target attainment percentage ("AFTAP") drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan's assets by the plan's funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan's AFTAP may be different from the assumptions and methods used to measure the plan's funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act ("MAP-21"), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. The funding stabilization provisions of MAP-21 will reduce PLC's minimum required defined benefit plan contributions for the 2012 and 2013 plan years. We are evaluating the impact this change will have on funding requirements in future years. Since the funding stabilization provisions of MAP-21 do not apply for Pension Benefit Guaranty Corporation ("PBGC") reporting purposes, PLC may also make additional contributions in future periods to maintain an 80% funded status for PBGC reporting purposes.

During the twelve months ended December 31, 2012, PLC contributed $11.6 million to its defined benefit pension plan for the 2011 plan year and $9.6 million to its defined benefit pension plan for the 2012 plan year. PLC has not yet determined what amount it will fund during 2013, but estimates that the amount will be between $6 million and $15 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

PLC uses a December 31 measurement date for all of its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of PLC's defined benefit pension plan and unfunded excess benefit plan as of December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2012	2011	2012	2011
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$210,319	$186,300	$39,828	$33,675
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$199,162	$165,704	$36,256	$31,592
Service cost	9,145	8,682	867	679
Interest cost	8,977	8,938	1,473	1,506
Amendments	—	94	—	3
Actuarial (gain) or loss	15,286	23,859	6,946	4,187
Special termination benefits	—	—	—	—
Benefits paid	(9,251)	(8,115)	(2,571)	(1,711)
Projected benefit obligation at end of year	223,319	199,162	42,971	36,256
Change in plan assets:
Fair value of plan assets at beginning of year	125,058	117,856	—	—
Actual return on plan assets	15,202	2,874	—	—
Employer contributions(1)	21,178	12,443	2,571	1,711
Benefits paid	(9,251)	(8,115)	(2,571)	(1,711)
Fair value of plan assets at end of year	152,187	125,058	—	—
After reflecting FASB guidance:
Funded status	(71,132)	(74,104)	(42,971)	(36,256)
Amounts recognized in the balance sheet:
Other liabilities	(71,132)	(74,104)	(42,971)	(36,256)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss	95,055	91,804	17,571	11,924
Prior service cost/(credit)	(1,816)	(2,208)	48	60
Total	$93,239	$89,596	$17,619	$11,984

(1)  Employer contributions disclosed are based on PLC's fiscal filing year

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2012	2011	2012	2011
Discount rate	4.07%	4.62%	3.37%	4.07%
Rate of compensation increase	3.0	2.5 - 3.0	4.0	3.5 - 4.0
Expected long-term return on plan assets	7.5	7.75	N/A	N/A

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

In assessing the reasonableness of its long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC's asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2012	2011	2010	2012	2011	2010
Discount rate	4.62%	5.30%	5.57%	4.07%	4.79%	5.4%
Rates of compensation increase	2.5 - 3.0	2.5 - 3.0	0 - 3.75	3.5 - 4.0	3.5 - 4.0	0 - 4.75
Expected long-term return on plan assets	7.75	7.75	8.00	N/A	N/A	N/A

Components of the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2012	2011	2010	2012	2011	2010
	(Dollars In Thousands)
Service cost — benefits earned during the period	$9,145	$8,682	$7,423	$867	$679	$584
Interest cost on projected benefit obligation	8,977	8,938	8,091	1,473	1,506	1,545
Expected return on plan assets	(10,916)	(10,021)	(9,349)	—	—	—
Amortization of prior service cost/(credit)	(392)	(392)	(403)	12	12	12
Amortization of actuarial losses(1)	7,749	5,625	3,905	1,300	881	653
Total benefit cost	$14,563	$12,832	$9,667	$3,652	$3,078	$2,794

(1)  2012 average remaining service period used is 8.14 years and 7.51 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

The estimated net actuarial loss, prior service cost/(credit), and transition obligation for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2013 is as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
Net actuarial loss	$9,150	$1,767
Prior service cost / (credit)	(392)	12
Transition obligation	—	—

The amortization of any prior service cost is determined using a straight-line amortization of the cost over the average remaining service period of employees expected to receive benefits under the Plan.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

Asset Category	Target Allocation for 2013	2012	2011
Cash and cash equivalents	2.0%	4.0%	1.0%
Equity securities	60.0	60.0	61.0
Fixed income	38.0	36.0	38.0
Total	100.0%	100.0%	100.0%

PLC's target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from PLC in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan's cash is invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group deposit administration annuity contract with PLC.

Plan assets of the defined benefit pension plan by category as of December 31, are as follows:

	As of December 31,
Asset Category	2012	2011
	(Dollars In Thousands)
Cash	$6,222	$1,004
Equity securities:
Collective Russell 3000 Equity Index Fund	61,451	52,792
Fidelity Spartan U.S. Equity Index Fund	34,482	29,735
Fixed income	50,032	41,527
Total investments	152,187	125,058
Employer contribution receivable	—	2,270
Total	$152,187	$127,328

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's group deposit administration annuity contract with the Company is recorded at contract value, which, by utilizing a long-term view, the Company believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$—	$6,222	$—	$6,222
Collective investment funds	—	95,933	—	95,933
Group deposit administration annuity contract	—	—	50,032	50,032
Total investments	$—	$102,155	$50,032	$152,187

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$—	$1,004	$—	$1,004
Collective investment funds	—	82,527	—	82,527
Group deposit administration annuity contract	—	—	41,527	41,527
Total investments	$—	$83,531	$41,527	$125,058

For the year ended December 31, 2012, $6.0 million was transferred into Level 3 from Level 2. This transfer was made to maintain an acceptable asset allocation as set by PLC's investment policy.

For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

For the year ended December 31, 2011, there were no transfers between levels.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

A reconciliation of the beginning and ending balances for the fair value measurements for which significant unobservable inputs (Level 3) have been used is as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Balance, beginning of year	$41,527	$39,403
Interest income	2,505	2,124
Transfers from collective short-term investments fund	6,000	—
Transfers to collective short-term investments fund	—	—
Balance, end of year	$50,032	$41,527

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Estimated future benefit payments under the defined benefit pension plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
2013	$13,088	$3,614
2014	12,516	3,742
2015	12,949	3,843
2016	13,603	3,838
2017	15,250	4,001
2018-2022	81,524	17,486

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2012 and 2011, the accumulated postretirement benefit obligation associated with these benefits was $0.8 million and $0.9 million, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

The change in the benefit obligation for the retiree medical plan is as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$949	$1,309
Service cost	6	9
Interest cost	17	28
Amendments	—	(29)
Actuarial (gain) or loss	(144)	(297)
Plan participant contributions	293	255
Benefits paid	(333)	(326)
Special termination benefits	—	—
Benefit obligation, end of year	$788	$949

For the retiree medical plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2012, is 1.09% and 1.97%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2012 and 2011, PLC's liability related to this benefit was less than $0.1 million. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$8,951	$7,955
Service cost	123	118
Interest cost	412	416
Amendments	—	—
Actuarial (gain) or loss	895	816
Plan participant contributions	—	—
Benefits paid	(311)	(354)
Special termination benefits	—	—
Benefit obligation, end of year	$10,070	$8,951

For the postretirement life insurance plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2012, is 4.10% and 4.62%, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC's expected long-term rate of return assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2012, is 3.26% and 3.45%, respectively. In assessing the reasonableness of its long-term rate of return assumption, PLC utilized a 20 year annualized return and a 20 year average return on Barclay's short treasury index. PLC's long-term rate of return assumption was determined based on analytics related to these 20 year return results.

Investments of PLC's group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC's postretirement life insurance plan is as follows:

	For The Year Ended December 31,
Category of Investment	2012	2011	2010
	(Dollars In Thousands)
Money Market Fund	$6,174	$6,193	$6,217

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,174	$—	$—	$6,174

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,193	$—	$—	$6,193

For the year ended December 31, 2012 and 2011, there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their eligible annual compensation to the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($17,000 for 2012). The Plan also provides a "catch-up" contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($5,500 for 2012). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC's 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the year ended December 31, 2012, and 2011, PLC recorded an expense of $5.9 million and $5.6 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.4 million, $0.4 million, and $0.2 million, respectively, in 2012, 2011, and 2010.

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of common stock to fulfill its obligation under the plans. As of December 31, 2012, the plans had 932,801 common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of its common stock, in which case they are reported as a component of shareowners' equity.

15.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2012	2011	2010
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
State income taxes	0.4	0.4	0.5
Investment income not subject to tax	(3.1)	(2.0)	(1.4)
Uncertain tax positions	0.2	(0.1)	(0.9)
Other	0.4	(1.2)	0.1
	32.9%	32.1%	33.3%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Income tax expense per the income tax returns:
Federal	$78,510	$(4,609)	$3,600
State	2,496	33	2,944
Total current	$81,006	$(4,576)	$6,544
Deferred income tax expense:
Federal	$66,375	$153,412	$104,608
State	3,662	2,683	(1,287)
Total deferred	$70,037	$156,095	$103,321

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Deferred income tax assets:
Premium receivables and policy liabilities	$51,276	$35,267
Intercompany losses	45,079	42,685
Invested assets (other than unrealized gains)	—	68,530
Deferred compensation	3,750	3,059
State tax valuation allowance	(2,552)	(2,440)
Other	26,604	454
	124,157	147,555
Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	911,858	873,979
Invested assets (other than realized gains)	20,936	—
Unrealized gain on investments	975,076	567,572
	1,907,870	1,441,551
Net deferred income tax (liability) asset	$(1,783,713)	$(1,293,996)

The Company's income tax returns are included in PLC's consolidated U.S. income tax returns.

In management's judgment, the gross deferred income tax asset as of December 31, 2012, will more likely than not be fully realized. With regard to state tax loss carryforwards, the Company has recognized a valuation allowance of $2.6 million and $2.4 million as of December 31, 2012 and 2011, respectively, related to operating loss carryforwards that it has determined are more likely than not to expire unutilized. As of December 31, 2012 and 2011, no valuation allowances were established with regard to deferred tax assets relating to impairments on fixed maturities, capital loss carryforwards, and unrealized losses on investments. As of December 31, 2012 and 2011, the Company relied upon certain prudent and feasible tax-planning strategies and its ability and intent to hold to recovery its

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  INCOME TAXES — (Continued)

fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold any unrealized loss bond to maturity, thereby avoiding a realized loss, or to generate a realized gain from unrealized gain bonds if such unrealized loss bond is sold at a loss prior to maturity. As of December 31, 2012, the Company recorded a net unrealized gain on its fixed maturities.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2012	2011
	(Dollars In Thousands)
Balance, beginning of period	$4,318	$12,659
Additions for tax positions of the current year	9,465	—
Additions for tax positions of prior years	64,050	106
Reductions of tax positions of prior years:
Changes in judgment	(3,498)	(8,447)
Settlements during the period	—	—
Lapses of applicable statute of limitations	—	—
Balance, end of period	$74,335	$4,318

Included in the balance above, as of December 31, 2012 and 2011, are approximately $67.5 million and $2.0 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $6.8 million and $2.3 million as of December 31, 2012 and as of December 31, 2011, respectively.

Any accrued interest and penalties related to the unrecognized tax benefits have been included in income tax expense. There were no amounts included in 2012, a $1.4 million benefit in 2011, and a $2.9 million expense in 2010. The Company has no accrued interest associated with unrecognized tax benefits as of December 31, 2012, and approximately $1.4 million of accrued interest associated with unrecognized tax benefits as of December 31, 2011 (before taking into consideration the related income tax benefit that is associated with such an expense).

During 2012, an IRS audit concluded in which the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and is seeking resolution at the IRS' Appeals Divisions. Although it cannot be certain, the Company believes the Appeals process may conclude within the next 12 months. If this is the case, approximately $16.1 million of the unrecognized tax benefits on the above chart will be reduced. This reduction could occur because of the Company's successful negotiation of certain issues at Appeals coupled with its unsuccessful negotiations on other issues. This possible scenario includes an assumption that the Company would pay the IRS-asserted deficiencies on issues that it loses at Appeals rather than litigating such issues. If the IRS prevails at Appeals and the Company does not litigate these issues, the tax payments that would occur as a result would not materially impact the Company or its effective tax rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  INCOME TAXES — (Continued)

During the 12 months ended December 31, 2012 and 2011, the Company's uncertain tax position liability decreased in the amount of $3.5 million and $8.4 million, respectively, as a result of new technical guidance and other developments which led the Company to conclude that the full amount of the associated tax benefit was more than 50% likely to be realized.

In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2003.

16.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$92,175	$89,657	$57,544
Income taxes	77,665	25,129	(79,281)
Noncash investing and financing activities:
Decrease in collateral for securities lending transactions	—	(96,653)	(10,630)

17.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $4.7 million, $4.6 million, and $3.4 million for the years ended December 31, 2012, 2011, and 2010, respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $154.7 million, $143.0 million, and $135.9 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2012 and 2011 of $10.3 million and $26.8 million, respectively and an intercompany receivable with affiliates of $6.0 million and $34.0 million as of December 31, 2012 and 2011, respectively.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $59.1 million, $51.0 million, and $13.1 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, in 2010, PLC also received a $5 million deposit from Regions Bank Stable Principal Fund related to a Guaranteed Investment Contract sold by PLC. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $13.0 million, $4.6 million, and $7.2 million for the years ended December 31, 2012, 2011, and 2010, respectively.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2012, PLC is the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  RELATED PARTY TRANSACTIONS — (Continued)

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of a new office building and parking deck. The synthetic lease was amended and restated as of January 11, 2007, wherein as of December 31, 2012, PLC continues to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has also entered into intercompany reinsurance agreements that provide for a more balanced mix of business at various insurance entities. These transactions were eliminated in consolidation.

During 2012, PLC entered into an intercompany capital support agreement with Shades Creek Captive Insurance Company ("Shades Creek"), a direct wholly-owned insurance subsidiary. The agreement provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek's regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. As of December 31, 2012, Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

18.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs, 2) benefit liabilities that are calculated using realistic estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) similar treatment of realized gains and losses on the sale of securities, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income for PLICO was $376.3 million, $259.2 million, and $303.6 million for the year ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus for PLICO was $3.0 billion and $2.6 billion as of December 31, 2012 and 2011, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

As of December 31, 2012, approximately $633 million of consolidated shareowner's equity, excluding net unrealized gains on investments, represented net assets of the Company's insurance subsidiaries that cannot be transferred to the Protective Life Insurance Company in the form of dividends, loans, or advances. In addition, the Company's insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. In addition, the Company can receive approximately $95.0 million of ordinary dividends from its insurance subsidiaries in 2013.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2012, the Company's total adjusted capital and company action level RBC was $3.3 billion and $644 million, respectively, providing an RBC ratio of approximately 510%.

As of December 31, 2012, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $48.7 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles ("SAP"). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting, the reporting of Bank Owned Life Insurance ("BOLI") separate account amounts at book value rather than at fair value, and a reserve difference related to a captive insurance company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The favorable (unfavorable) effects of the Company's statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2012	2011
	(Dollars In Millions)
Non-admission of goodwill	$—	$(159)
Report BOLI Separate Accounts at Book Value	(1)	(7)
Reserving difference related to a captive insurance company	(49)	—
Total (net)	$(50)	$(166)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, and accounting for the face amount of all issued and outstanding letters of credit as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered "Special Purpose Financial Captives".

The favorable (unfavorable) effects on the statutory surplus of the Company's insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2012	2011
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,205	$1,015
Accounting for Red Mountain Note as admitted asset	$300	$—
Reserving based on state specific actuarial practices	$95	$84

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

In the first quarter of 2012, the Company adopted ASU No. 2011-04 — Fair Value Measurement — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs. The amendments in this Update resulted in modification of certain disclosures regarding fair value measurements, but did not result in a material change to the Company's fair value methodology or measurements and had no impact to the Company's financial position or results of operations.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,839,326	$4	$1,839,330
Commercial mortgage-backed securities	—	869,823	—	869,823
Other asset-backed securities	—	378,870	596,143	975,013
U.S. government-related securities	909,988	258,458	—	1,168,446
State, municipalities, and political subdivisions	—	1,439,378	4,275	1,443,653
Other government-related securities	—	80,767	20,011	100,778
Corporate bonds	207	20,197,528	167,892	20,365,627
Total fixed maturity securities — available-for-sale	910,195	25,064,150	788,325	26,762,670

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Fixed maturity securities — trading Residential mortgage-backed securities	$—	$357,803	$—	$357,803
Commercial mortgage-backed securities	—	171,073	—	171,073
Other asset-backed securities	—	87,395	70,535	157,930
U.S. government-related securities	304,704	1,169	—	305,873
State, municipalities, and political subdivisions	—	278,898	—	278,898
Other government-related securities	—	63,444	—	63,444
Corporate bonds	—	1,672,172	115	1,672,287
Total fixed maturity securities — trading	304,704	2,631,954	70,650	3,007,308
Total fixed maturity securities	1,214,899	27,696,104	858,975	29,769,978
Equity securities	273,072	35,116	65,527	373,715
Other long-term investments(1)	23,639	58,134	48,655	130,428
Short-term investments	214,295	2,492	—	216,787
Total investments	1,725,905	27,791,846	973,157	30,490,908
Cash	269,582	—	—	269,582
Other assets	—	—	—	—
Assets related to separate accounts
Variable annuity	9,601,417	—	—	9,601,417
Variable universal life	562,817	—	—	562,817
Total assets measured at fair value on a recurring basis	$12,159,721	$27,791,846	$973,157	$40,924,724
Liabilities:
Annuity account balances(2)	$—	$—	$129,468	$129,468
Other liabilities(1)	19,187	27,250	611,437	657,874
Total liabilities measured at fair value on a recurring basis	$19,187	$27,250	$740,905	$787,342

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$2,337,037	$7	$2,337,044
Commercial mortgage-backed securities	—	550,527	—	550,527
Other asset-backed securities	—	298,216	614,813	913,029
U.S. government-related securities	664,506	536,173	15,000	1,215,679
State, municipalities, and political subdivisions	—	1,327,713	—	1,327,713
Other government-related securities	—	93,017	—	93,017
Corporate bonds	204	18,440,822	119,565	18,560,591
Total fixed maturity securities — available-for-sale	664,710	23,583,505	749,385	24,997,600
Fixed maturity securities — trading Residential mortgage-backed securities	—	313,963	—	313,963
Commercial mortgage-backed securities	—	190,247	—	190,247
Other asset-backed securities	—	29,585	28,343	57,928
U.S. government-related securities	555,601	255	—	555,856
State, municipalities, and political subdivisions	—	229,032	—	229,032
Other government-related securities	—	44,845	—	44,845
Corporate bonds	—	1,568,094	—	1,568,094
Total fixed maturity securities — trading	555,601	2,376,021	28,343	2,959,965
Total fixed maturity securities	1,220,311	25,959,526	777,728	27,957,565
Equity securities	211,023	11,310	70,080	292,413
Other long-term investments(1)	27,757	7,785	19,103	54,645
Short-term investments	101,470	—	—	101,470
Total investments	1,560,561	25,978,621	866,911	28,406,093
Cash	169,775	—	—	169,775
Other assets	—	—	—	—
Assets related to separate accounts
Variable annuity	6,741,959	—	—	6,741,959
Variable universal life	502,617	—	—	502,617
Total assets measured at fair value on a recurring basis	$8,974,912	$25,978,621	$866,911	$35,820,444
Liabilities:
Annuity account balances(2)	$—	$—	$136,462	$136,462
Other liabilities(1)	2,727	15,370	437,613	455,710
Total liabilities measured at fair value on a recurring basis	$2,727	$15,370	$574,075	$592,172

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ''waterfall'' approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price over 90% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2012.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2012, the Company held $3.7 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin.

As of December 31, 2012, the Company held $666.7 million of Level 3 ABS, which included $70.5 million of other asset-backed securities classified as trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities,8) liquidity premium, and 9) paydown rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Corporate bonds, U.S. Government-related securities, States, municipals, and political subdivisions, and Other government related securities

As of December 31, 2012, the Company classified approximately $24.0 billion of corporate bonds, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 bonds and securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the bonds and securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2012, the Company classified approximately $192.3 million of bonds and securities as Level 3 valuations. Level 3 bonds and securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2012, the Company held approximately $100.6 million of equity securities classified as Level 2 and Level 3. Of this total, $64.6 million represents Federal Home Loan Bank ("FHLB") stock. The Company believes that the cost of the FHLB stock approximates fair value. The remainder of these equity securities is primarily made up of holdings we have obtained through bankruptcy proceedings or debt restructurings.

Other long-term investments and Other liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 20, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2012, 79.3% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments classified as Level 1 generally include futures, credit default swaps, and puts, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate and inflation swaps, puts, and swaptions. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The guaranteed minimum withdrawal benefits ("GMWB") embedded derivative is carried at fair value in "other long-term investments" and "other liabilities" on the Company's consolidated balance sheet. The changes in fair value are recorded in earnings as "Realized investment gains (losses) — Derivative financial instruments". Refer to Note 20, Derivative Financial Instruments for more information related to GMWB embedded derivative gains and losses. The fair value of the GMWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near-term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality that is consistent with 57% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). As a result of using significant unobservable inputs, the GMWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in earnings. The fair value of the embedded derivative is the difference between the policy liabilities (net of policy loans) of $2.6 billion and the fair value of the trading securities of $3.1 billion. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company's subsidiaries have entered into interest support, YRT premium support and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

derivatives as of December 31, 2012 was $17.1 million and is included in "Other long-term investments". For information regarding realized gains on these derivatives please refer to 20, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II's obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. The fair value of this derivative as of December 31, 2012 was $15.0 million. The assessment of required payments from PLC under the Interest Support Agreement occurs annually. As of December 31, 2012, no payments have been triggered under this agreement.

The YRT Premium support agreement provides that PLC will make payments to Golden Gate II in the event that YRT premium rates increase. The derivative is valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of this derivative as of December 31, 2012 was $1.6 million. As of December 31, 2012, no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate V and West Coast Life in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2012, was approximately $0.5 million.

Annuity account balances

The Company records its equity indexed annuities ("EIA") at fair value. The fair value is considered a Level 3 valuation. The EIA valuation model calculates the present value of future benefit cash flows less the projected future profits to quantify the net liability that is held as a reserve. This calculation is done using multiple risk neutral stochastic equity scenarios. The cash flows are discounted using LIBOR plus a credit spread. Best estimate assumptions are used for partial withdrawals, lapses, expenses and asset earned rate with a risk margin applied to each. These assumptions are reviewed at least annually as a part of the formal unlocking process. If an event were to occur within a quarter that would make the assumptions unreasonable, the assumptions would be reviewed within the quarter.

The discount rate for the equity indexed annuities is based on an upward sloping rate curve which is updated each quarter. The discount rates for December 31, 2012, ranged from a one month rate of 0.30%, a 5 year rate of 1.96%, and a 30 year rate of 4.14%. A credit spread component is also included in the calculation to accommodate non-performance risk.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2012	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars In Thousands)
Assets:
Other asset-backed securities	$596,143	Discounted cash flow	Liquidity premium Paydown rate	0.72% - 1.68% (1.29%) 8.51% - 18.10% (11.40%)
Other government-related securities	20,011	Discounted cash flow	Spread over treasury	(0.30%)
Corporate bonds	168,007	Discounted cash flow	Spread over treasury	0.92% - 7.75% (3.34%)
Liabilities:
Embedded derivatives — GMWB(1)	$169,041	Actuarial cash flow model	Mortality Lapse	57% of 1994 GMDB table 0% - 24%, depending on product/duration/funded status of guarantee
			Utilization	93% - 100%
			Nonperformance risk	0.09% - 1.34%
Annuity account balances(2)	129,468	Actuarial cash flow model	Asset earned rate	5.81%
			Expenses	$88 - $108 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	57% of 1994 GMDB table 2.2% - 45.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.09% - 1.34%

(1)  The fair value for the GMWB embedded derivative is presented as a net liability. Excludes modified coinsurance arrangements.

(2)  Represents liabilities related to equity indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company which resulted in $70.5 million of financial instruments, all asset backed securities, being classified as Level 3 as of December 31, 2012.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2012, the Company held $69.8 million of financial instruments where book value approximates fair value. Of the $69.8 million, $65.5 million represents equity securities, which are predominantly FHLB stock, and $4.3 million of other fixed maturity securities.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and increase when spreads decrease.

The GMWB liability is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the liability and conversely, if there is a decrease in the assumptions the liability would increase. The liability is also dependent on the assumed policyholder utilization of the GMWB where an increase in assumed utilization would result in an increase in the liability and conversely, if there is a decrease in the assumption, the liability would decrease.

The fair value of the EIA account balance liability is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the EIA account balance liability is sensitive to the asset earned rate and required return on assets. The value of the liability increases with an increase in required return on assets and decreases with an increase in the asset earned rate and conversely, the value of the liability decreases with a decrease in required return on assets and an increase in the asset earned rate.

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PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2012, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$7	$—	$—	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	614,813	339	21,780	—	(22,587)
U.S. government-related securities	15,000	—	—	—	(2)
States, municipals, and political subdivisions		—	—	—	—
Other government-related securities	—	—	29	—	(27)
Corporate bonds	119,565	470	8,052	(4)	(2,723)
Total fixed maturity securities — available-for-sale	749,385	809	29,861	(4)	(25,339)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	28,343	4,086	—	(2,306)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	—	2	—	—	—
Total fixed maturity securities — trading	28,343	4,088	—	(2,306)	—
Total fixed maturity securities	777,728	4,897	29,861	(2,310)	(25,339)
Equity securities	70,080	8	827	—	(1,097)
Other long-term investments(1)	19,103	—	—	29,552	—
Short-term investments	—	—	—	—	—
Total investments	866,911	4,905	30,688	27,242	(26,436)
Total assets measured at fair value on a recurring basis	$866,911	$4,905	$30,688	$27,242	$(26,436)
Liabilities:
Annuity account balances(2)	$136,462	$—	$—	$12,293	$—
Other liabilities(1)	437,613	86,523	—	(260,347)	—
Total liabilities measured at fair value on a recurring basis	$574,075	$86,523	$—	$(248,054)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.
For the year ended December 31, 2012, $67.7 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2012.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$(3)	$—	$—	$—	$—	$4	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(19,050)	—	—	771	77	596,143	—
U.S. government-related securities	—	(15,000)	—	—	—	2	—	—
States, municipals, and political subdivisions	4,275	—	—	—	—	—	4,275	—
Other government-related securities	20,024	—	—	—	—	(15)	20,011	—
Corporate bonds	11,960	(9,854)	—	—	40,060	366	167,892	—
Total fixed maturity securities — available-for-sale	36,259	(43,907)	—	—	40,831	430	788,325	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	48,255	(9,896)	—	—	—	2,053	70,535	1,780
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	1	—	—	—	112	—	115	10
Total fixed maturity securities — trading	48,256	(9,896)	—	—	112	2,053	70,650	1,790
Total fixed maturity securities	84,515	(53,803)	—	—	40,943	2,483	858,975	1,790
Equity securities	4	(4,295)	—	—	—	—	65,527	—
Other long-term investments(1)	—	—	—	—	—	—	48,655	29,552
Short-term investments	—	—	—	—	—	—	—	—
Total investments	84,519	(58,098)	—	—	40,943	2,483	973,157	31,342
Total assets measured at fair value on a recurring basis	$84,519	$(58,098)	$—	$—	$40,943	$2,483	$973,157	$31,342
Liabilities:
Annuity account balances(2)	$—	$—	$860	$20,147	$—	$—	$129,468	$—
Other liabilities(1)	—	—	—	—	—	—	611,437	(173,824)
Total liabilities measured at fair value on a recurring basis	$—	$—	$860	$20,147	$—	$—	$740,905	$(173,824)

For the year ended December 31, 2012, $26.8 million of securities were transferred out of Level 3. This amount was transferred to Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2012, there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2012, there were no transfers from Level 1 to Level 2.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2011, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$20	$—	$12	$(4)	$—
Commercial mortgage-backed securities	19,901	—	147	—	(719)
Other asset-backed securities	641,129	4,527	28,873	(8,661)	(50,941)
U.S. government-related securities	15,109	—	—	—	(122)
States, municipals, and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	64,996	—	5,216	—	(1,689)
Total fixed maturity securities — available-for-sale	741,155	4,527	34,248	(8,665)	(53,471)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	59,925	1,213	—	(2,689)	—
U.S. government-related securities	3,442	387	—	(476)	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	—	611	—	(1,453)	—
Total fixed maturity securities — trading	63,367	2,211	—	(4,618)	—
Total fixed maturity securities	804,522	6,738	34,248	(13,283)	(53,471)
Equity securities	66,592	49	555	—	(1,050)
Other long-term investments(1)	31,765	—	—	(12,662)	—
Short-term investments	—	—	—	—	—
Total investments	902,879	6,787	34,803	(25,945)	(54,521)
Total assets measured at fair value on a recurring basis	$902,879	$6,787	$34,803	$(25,945)	$(54,521)
Liabilities:
Annuity account balances(2)	$143,264	$—	$—	$(5,850)	$—
Other liabilities(1)	190,529	—	—	(249,757)	—
Total liabilities measured at fair value on a recurring basis	$333,793	$—	$—	$(255,607)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$(12)	$—	$—	$(9)	$—	$7	$—
Commercial mortgage-backed securities	—	(103)	—	—	(19,224)	(2)	—	—
Other asset-backed securities	—	—	—	—	—	(114)	614,813	—
U.S. government-related securities	—	—	—	—	—	13	15,000	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	40,000	(3,543)	—	—	14,585	—	119,565	—
Total fixed maturity securities — available-for-sale	40,000	(3,658)	—	—	(4,648)	(103)	749,385	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	3,792	(40,292)	—	—	4,002	2,392	28,343	(937)
U.S. government-related securities	—	(3,347)	—	—	—	(6)	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	—	(37,292)	—	—	38,039	95	—	—
Total fixed maturity securities — trading	3,792	(80,931)	—	—	42,041	2,481	28,343	(937)
Total fixed maturity securities	43,792	(84,589)	—	—	37,393	2,378	777,728	(937)
Equity securities	3,962	(49)	—	—	21	—	70,080	—
Other long-term investments(1)	—	—	—	—	—	—	19,103	(12,662)
Short-term investments	—	—	—	—	—	—	—	—
Total investments	47,754	(84,638)	—	—	37,414	2,378	866,911	(13,599)
Total assets measured at fair value on a recurring basis	$47,754	$(84,638)	$—	$—	$37,414	$2,378	$866,911	$(13,599)
Liabilities:
Annuity account balances(2)	$—	$—	$654	$13,306	$—	$—	$136,462	$—
Other liabilities(1)	—	(2,673)	—	—	—	—	437,613	(249,757)
Total liabilities measured at fair value on a recurring basis	$—	$(2,673)	$654	$13,306	$—	$—	$574,075	$(249,757)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of equity indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of equity indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments as of the periods shown below are as follows:

		As of December 31,
		2012		2011
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$4,948,625	$5,723,579	$5,351,902	$6,251,902
Policy loans	3	865,391	865,391	879,819	879,819
Fixed maturities, held-to-maturity(1)	3	300,000	319,163	—	—
Liabilities:
Stable value product account balances	3	$2,510,559	$2,534,094	$2,769,510	$2,855,614
Annuity account balances	3	10,658,463	10,525,702	10,946,848	10,767,892
Mortgage loan backed certificates	3	—	—	19,755	19,893
Debt:
Non-recourse funding obligations(2)	3	$1,446,900	$1,357,290	$1,248,600	$1,060,275

Except as noted below, fair values were estimated using quoted market prices.

(1)  Security purchased from unconsolidated subsidiary, Red Mountain LLC.

(2)  Of this carrying amount $300 million, fair value of $297.6 million, relates to non-recourse funding obligations issued by Golden Gate V.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Mortgage loans on real estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed maturities, held-to-maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

Stable value product and Annuity account balances

The Company estimates the fair value of stable value product account balances and annuity account balances using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Non-recourse funding obligations

The Company estimated the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

20.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI").

Derivatives Related to Risk Mitigation of Variable Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to variable annuity contracts:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit Derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

The Company has in certain periods, sold credit protection under single name credit default swaps and credit default swap indices for which it receives a premium to insure credit risk. Such credit derivatives are a part of the Company's program to mitigate risks related to certain minimum guaranteed benefits of variable annuity contracts and are designed to offset some portion of the Company's nonperformance risk. The Company will only make a payment in the event there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less an auction-determined recovery rate, to the percentage extent described. A credit event is generally defined to include material default, bankruptcy, or debt restructuring. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, would equal the notional value of the credit default swaps. As of December 31, 2012 and 2011, the Company did not have any open credit default swaps.

Other Derivatives

The Company has certain derivatives with PLC. These derivatives consist of an interest support agreement, a YRT premium support arrangement, and portfolio maintenance agreements with PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments".

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  In connection with the issuance of inflation-adjusted funding agreements, the Company has entered into swaps to essentially convert the floating CPI-linked interest rate on these agreements to a fixed rate. The Company pays a fixed rate on the swap and receives a floating rate primarily determined by the period's change in the CPI. The amounts that are received on the swaps are almost equal to the amounts that are paid on the agreements.

•  The Company has entered into an interest rate swap to convert LIBOR-based floating rate interest payments on a certain funding agreement to fixed rate interest payments. This structure is basically the same as that described regarding the CPI-based agreements and swaps. As of December 31, 2012, the Company no longer held these positions.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives related to variable annuity contracts

•  The Company uses equity, interest rate, currency and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within our variable annuity products. In general, the cost of such benefits varies with the level of equity and interest rate markets,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

foreign currency levels, and overall volatility. The equity futures resulted in net pre-tax losses of $50.8 million and $30.1 million and interest rate futures resulted in pre-tax gains of $21.1 million and $164.2 million for the year ended December 31, 2012 and 2011, respectively. Currency futures resulted in net pre-tax losses of $2.8 million and net pre-tax gains of $3.0 million for the year ended December 31, 2012 and 2011, respectively. Volatility futures resulted in pre-tax losses of $0.1 million for the year ended December 31, 2012. Such positions were not held during the year ended December 31, 2011.

•  The Company uses equity options and volatility swaps to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within our variable annuity products. In general, the cost of such benefits varies with the level of equity markets and overall volatility. The equity options resulted in net pre-tax losses of $37.4 million and $15.1 million and the volatility swaps resulted in net pre-tax losses of $11.8 million and $0.2 million for the year ended December 31, 2012 and 2011, respectively.

•  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its variable annuity products. The interest rate swaps resulted in net pre-tax gains of $3.3 million and $7.7 million for the year ended December 31, 2012 and 2011, respectively. The interest rate swaptions resulted in net pre-tax losses of $2.3 million for the year ended December 31, 2012. Such positions were not held during the year ended December 31, 2011.

•  The Company entered into credit default swaps to partially mitigate the Company's non-performance risk related to certain guaranteed minimum withdrawal benefits within our variable annuity products. The Company reported net pre-tax losses of $7.9 million for the year ended December 31, 2011. Net settlements received were $2.5 million, offset by termination losses of $10.4 million. As of December 31, 2011, the Company did not hold any remaining credit default swaps. Such positions were not held during the year ended December 31, 2012.

•  The Company markets certain variable annuity products with a GMWB rider. The GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract. The Company recognized pre-tax losses of $22.1 million and $127.5 million for the year ended December 31, 2012 and 2011, respectively, related to these embedded derivatives.

Other Derivatives

•  The Company uses certain interest rate swaps to mitigate the price volatility of fixed maturities. The Company recognized pre-tax losses of $0.1 million and $11.3 million on interest rate swaps for the year ended December 31, 2012 and 2011, respectively.

•  The Company purchased interest rate caps during 2011 to mitigate risk associated with the Company's LIBOR exposure and the potential impact of European financial market distress. These caps resulted in net pre-tax losses of $2.7 million and $2.8 million for the year ended December 31, 2012 and 2011, respectively.

•  The Company has an interest support agreement, a yearly renewable term ("YRT") premium support arrangement, and two portfolio maintenance agreements with PLC. The Company recognized pre-tax gains of $9.6 million and pre-tax losses of $0.3 million for the years ended

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

December 31, 2012 and 2011, respectively, related to the interest support agreement. The Company recognized a pre-tax gain of $0.6 million for the year ended December 31, 2012 related to the YRT premium support arrangement. There were no gains or losses for the year ended December 31, 2011 related to the YRT premium support arrangement. The Company entered into two separate portfolio maintenance agreements in October 2012. The Company recognized pre-tax gains of $0.5 million for the year ended December 31, 2012 related to its portfolio maintenance agreements.

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures. The Company recognized pre-tax losses of $0.1 million and $0.5 million for the year ended December 31, 2012 and 2011, respectively.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had fair value changes which substantially offset the gains or losses on these embedded derivatives. The Company recognized pre-tax losses of $132.8 million and $134.3 million for the year ended December 31, 2012 and 2011, respectively.

The tables below present information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2012		2011
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Inflation	$—	$—	$7,068	$1
Derivatives not designated as hedging instruments:
Interest rate swaps	355,000	6,532	125,000	5,118
Volatility swaps	500	406	—	—
Derivatives with PLC(1)	1,404,750	17,064	796,713	6,400
Embedded derivative — Modco reinsurance treaties	30,244	1,330	30,001	2,038
Embedded derivative — GMWB	1,640,075	30,261	826,790	10,665
Interest rate futures	—	—	615,445	6,393
Equity futures	147,581	595	49,631	837
Currency futures	15,944	784	57,912	976
Interest rate caps	3,000,000	—	3,000,000	2,666
Equity options	573,493	61,833	440,000	19,396
Interest rate swaptions	400,000	11,370	—	—
Other	224	253	224	155
	$7,567,811	$130,428	$5,948,784	$54,645

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

	As of December 31,
	2012		2011
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other liabilities
Cash flow hedges:
Inflation	$182,965	$5,027	$244,399	$8,863
Interest rate	—	—	75,000	3,443
Derivatives not designated as hedging instruments:
Interest rate swaps	400,000	10,025	25,000	3,064
Volatility swaps	2,675	12,198	—	—
Embedded derivative — Modco reinsurance treaties	2,655,134	411,907	2,761,686	279,799
Embedded derivative — GMWB	5,253,961	199,530	3,741,688	157,813
Interest rate futures	893,476	13,970	270,019	1,148
Equity futures	152,364	3,316	189,765	1,454
Currency futures	131,979	1,901	14,348	126
	$9,672,554	$657,874	$7,321,905	$455,710

(1)  These derivatives include the Interest, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

Gain (Loss) on Derivatives in Cash Flow Relationship

	For The Year Ended December 31,
	2012			2011
	Realized investment gains (losses)	Benefits and settlement expenses	Other comprehensive income (loss)	Realized investment gains (losses)	Benefits and settlement expenses	Other comprehensive income (loss)
	(Dollars In Thousands)
Gain (loss) recognized in other comprehensive income (loss) (effective portion):
Interest rate	$—	$—	$(77)	$—	$—	$(272)
Inflation	—	—	3,067	—	—	2,468
Gain (loss) reclassified from accumulated other comprehensive income (loss) into income (effective portion):
Interest rate	$—	$(2,261)	$—	$—	$(3,581)	$—
Inflation	—	(938)	—	—	(276)	—
Gain (loss) recognized in income (ineffective portion):
Inflation	$(177)	$—	$—	$(359)	$—	$—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Based on the expected cash flows of the underlying hedged items, the Company expects to reclassify $1.7 million out of accumulated other comprehensive income (loss) into earnings during the next twelve months.

Realized investment gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures — VA	$21,138	$164,221	$(11,778)
Equity futures — VA	(50,797)	(30,061)	(42,258)
Currency futures — VA	(2,763)	2,977	—
Volatility futures — VA	(132)	—	—
Volatility swaps — VA	(11,792)	(239)	(2,433)
Equity options — VA	(37,370)	(15,051)	(1,824)
Interest rate swaptions — VA	(2,260)	—	—
Interest rate swaps — VA	3,264	7,718	—
Credit default swaps — VA	—	(7,851)	—
Embedded derivative — GMWB	(22,120)	(127,537)	(5,728)
Total derivatives related to variable annuity contracts	(102,832)	(5,823)	(64,021)
Embedded derivative — Modco reinsurance treaties	(132,816)	(134,340)	(67,989)
Interest rate swaps	(87)	(11,264)	(8,427)
Interest rate caps	(2,666)	(2,801)	—
Derivatives with PLC(1)	10,664	(300)	(4,800)
Other derivatives	(79)	(477)	799
Total realized gains (losses) — derivatives	$(227,816)	$(155,005)	$(144,438)

(1)  These derivatives include the Interest, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

From time to time, the Company is required to post and obligated to return collateral related to derivative transactions. As of December 31, 2012, the Company had posted cash and securities (at fair value) as collateral of approximately $34.8 million and $54.9 million, respectively. As of December 31, 2012, the Company received $11.6 million of cash as collateral. The Company does not net the collateral posted or received with the fair value of the derivative financial instruments for reporting purposes.

Realized investment gains (losses) — all other investments

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Modco trading portfolio(1)	$177,986	$164,224	$109,399

(1)  The Company elected to include the use of alternate disclosures for trading activities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS

The Company has several operating segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments, as prescribed in the ASC Segment Reporting Topic, and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets UL, variable universal life, bank-owned life insurance ("BOLI"), and level premium term insurance ("traditional") products on a national basis primarily through networks of independent insurance agents and brokers, stockbrokers, and independent marketing organizations.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically "closed" blocks of business (no new policies are being marketed). Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets fixed and variable annuity products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") which offered notes to both institutional and retail investors.

•  The Asset Protection segment markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles, watercraft, and recreational vehicles. In addition, the segment markets a guaranteed asset protection ("GAP") product. GAP coverage covers the difference between the loan pay-off amount and an asset's actual cash value in the case of a total loss.

•  The Corporate and Other segment primarily consists of net investment income not attributable to the segments above (including the impact of carrying liquidity), expenses not attributable to the segments above, and a trading portfolio that was previously part of a variable interest entity. This segment includes earnings from several non-strategic or runoff lines of business, various investment-related transactions, the operations of several small subsidiaries, and the repurchase of non-recourse funding obligations.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income and assets. Segment operating income (loss) is income before income tax, excluding net realized investment gains and losses (excluding periodic settlements of derivatives associated with debt and certain investments) net of the related amortization of DAC and VOBA. Operating earnings exclude changes in the GMWB

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS — (Continued)

embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

In the first quarter of 2012, management revised the definition of operating income (loss) as it relates to certain features of our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of its business is internally assessed. Under the revised definition, the following items have been excluded from operating income for the historical periods presented within the document:

•  Changes in GMWB embedded derivatives related to this rider feature of certain variable annuity products (excluding the portion attributed to economic costs). Economic cost is the long-term expected average cost of providing the product benefit over the life of the policy based on product pricing assumptions. These include assumptions about the economic/market environment, and elective and non-elective policy owner behavior (e.g. lapses, withdrawal timing, mortality, etc.). These features are considered embedded derivatives under ASC 815.

•  Changes in value of certain derivative instruments used to mitigate the risk related to variable annuity contracts.

•  That portion of the change in balance sheet components amortized over estimated gross profit that is attributed to the embedded GMWB derivative and related economic hedges (e.g. DAC amortization).

Prior periods have been revised to conform to the current period presentation for these changes.

Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

During the first quarter of 2010, the Company recorded a $7.8 million decrease in reserves related to the final settlement in the runoff Lender's Indemnity line of business within the Asset Protection Division.

During the first quarter of 2011, the Company recorded $8.5 million of pre-tax earnings in the Corporate and Other business segment relating to the settlement of a dispute with respect to certain investments.

There were no significant intersegment transactions during the year ended December 31, 2012, 2011, and 2010.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS — (Continued)

The following tables summarize financial information for the Company's segments:

	For The Year Ended December 31,
	2012	2011	2010
	(Dollars In Thousands)
Revenues
Life Marketing	$1,233,654	$1,193,927	$1,127,924
Acquisitions	1,064,295	982,821	761,344
Annuities	610,489	633,185	500,697
Stable Value Products	123,274	170,455	168,127
Asset Protection	294,146	282,587	269,597
Corporate and Other	130,202	145,610	109,295
Total revenues	$3,456,060	$3,408,585	$2,936,984
Segment Operating Income (Loss)
Life Marketing	$102,114	$96,110	$123,495
Acquisitions	171,060	157,393	111,143
Annuities	117,778	79,373	48,109
Stable Value Products	60,329	56,780	39,207
Asset Protection	9,765	16,892	24,267
Corporate and Other	1,119	6,985	(13,458)
Total segment operating income	462,165	413,533	332,763
Realized investment (losses) gains — investments(1)(3)	188,729	194,866	134,559
Realized investment (losses) gains — derivatives(2)	(191,315)	(133,124)	(134,146)
Income tax expense	(151,043)	(151,519)	(109,865)
Net Income	$308,536	$323,756	$223,311
(1) Realized investment (losses) gains — investments	$174,692	$200,432	$117,056
Less: related amortization of DAC/VOBA	(14,037)	5,566	(17,503)
	$188,729	$194,866	$134,559
(2) Realized investment gains (losses) — derivatives	$(227,816)	$(155,005)	$(144,438)
Less: settlements on certain interest rate swaps	—	—	168
Less: derivative activity related to certain annuities	(36,501)	(21,881)	(10,460)
	$(191,315)	$(133,124)	$(134,146)
Net investment income
Life Marketing	$486,374	$446,014	$387,953
Acquisitions	550,334	529,261	458,703
Annuities	504,342	507,229	482,264
Stable Value Products	128,239	145,150	171,327
Asset Protection	19,698	21,650	23,959
Corporate and Other	100,351	104,140	100,639
Total net investment income	$1,789,338	$1,753,444	$1,624,845
Amortization of DAC and VOBA
Life Marketing	$45,079	$87,461	$47,809
Acquisitions	77,251	75,041	64,410
Annuities	45,319	57,201	76
Stable Value Products	947	4,556	5,430
Asset Protection	22,569	22,607	25,077
Corporate and Other	1,018	2,654	1,694
Total amortization of DAC and VOBA	$192,183	$249,520	$144,496

(3)  Includes credit related other-than-temporary impairments of $58.1 million, $47.3 million, and $41.4 million for the year ended December 31, 2012, 2011, and 2010, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2012
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$12,171,384	$11,312,550	$17,649,488	$2,509,160
Deferred policy acquisition costs and value of business acquired	2,001,708	679,746	491,184	1,399
Goodwill	—	35,615	—	—
Total assets	$14,173,092	$12,027,911	$18,140,672	$2,510,559
	Asset Protection	Corporate and Other	Total Adjustments	Consolidated
Investments and other assets	$740,153	$9,446,057	$19,662	$53,848,454
Deferred policy acquisition costs and value of business acquired	50,253	1,066	—	3,225,356
Goodwill	48,158	—	—	83,773
Total assets	$838,564	$9,447,123	$19,662	$57,157,583
	Operating Segment Assets As of December 31, 2011
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$10,885,785	$11,471,856	$14,945,002	$2,767,163
Deferred policy acquisition costs and value of business acquired	1,912,916	824,277	435,462	2,347
Goodwill	—	38,713	—	—
Total assets	$12,798,701	$12,334,846	$15,380,464	$2,769,510
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$707,181	$7,894,614	$21,491	$48,693,092
Deferred policy acquisition costs and value of business acquired	46,606	1,612	—	3,223,220
Goodwill	48,158	—	—	86,871
Total assets	$801,945	$7,896,226	$21,491	$52,003,183

22.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the year ended December 31, 2012 and 2011 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  CONSOLIDATED QUARTERLY RESULTS — (Continued)

years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner's equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands, Except Per Share Amounts)
2012
Premiums and policy fees	$692,398	$707,720	$681,324	$717,948
Reinsurance ceded	(296,295)	(336,119)	(311,862)	(365,821)
Net of reinsurance ceded	396,103	371,601	369,462	352,127
Net investment income	443,532	438,648	446,374	460,784
Realized investment gains (losses)	(13,022)	6,669	(2,686)	(44,085)
Other income	75,142	50,121	51,046	54,244
Total revenues	901,755	867,039	864,196	823,070
Total benefits and expenses	760,687	749,974	757,507	728,313
Income before income tax	141,068	117,065	106,689	94,757
Income tax expense	45,212	35,438	35,778	34,615
Net income	$95,856	$81,627	$70,911	$60,142
2011
Premiums and policy fees	$662,256	$712,472	$693,161	$716,245
Reinsurance ceded	(324,417)	(356,603)	(319,732)	(363,162)
Net of reinsurance ceded	337,839	355,869	373,429	353,083
Net investment income	427,311	434,425	445,928	445,780
Realized investment gains (losses)	(7,986)	19,974	31,880	1,559
Other income	43,863	56,107	47,262	42,262
Total revenues	801,027	866,375	898,499	842,684
Total benefits and expenses	705,685	726,214	775,941	725,470
Income before income tax	95,342	140,161	122,558	117,214
Income tax expense	33,223	48,557	39,579	30,160
Net income	$62,119	$91,604	$82,979	$87,054

23.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2012, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
For The Year Ended December 31, 2012:
Life Marketing	$2,001,708	$12,733,602	$698,862	$277,919	$743,361	$486,374	$1,054,645	$45,079	$31,816	$161
Acquisitions	679,746	7,666,423	8,367	3,514,838	459,835	550,334	716,893	77,251	51,714	29,874
Annuities	491,184	1,102,577	103,316	7,372,471	97,902	504,342	369,622	45,319	100,848	—
Stable Value Products	1,399	—	—	2,510,559	—	128,239	64,790	947	2,174	—
Asset Protection	50,253	51,279	540,766	1,790	168,656	19,698	91,778	22,569	170,034	159,927
Corporate and Other	1,066	72,184	1,561	58,430	19,539	100,351	19,393	1,018	130,591	19,456
Total	$3,225,356	$21,626,065	$1,352,872	$13,736,007	$1,489,293	$1,789,338	$2,317,121	$192,183	$487,177	$209,418
For The Year Ended December 31, 2011:
Life Marketing	$1,912,916	$11,755,841	$589,027	$274,870	$744,819	$446,014	$978,098	$87,461	$32,258	$196
Acquisitions	824,277	7,804,207	6,792	3,669,366	414,823	529,261	662,293	75,041	55,792	22,386
Annuities	435,462	1,175,690	103,314	7,497,370	68,319	507,229	390,788	57,201	84,996	—
Stable Value Products	2,347	—	—	2,769,510	—	145,150	81,256	4,556	2,557	—
Asset Protection	46,606	53,987	517,274	1,645	170,898	21,650	88,257	22,607	154,831	161,387
Corporate and Other	1,612	78,002	1,851	50,113	21,361	104,140	21,528	2,654	131,136	21,107
Total	$3,223,220	$20,867,727	$1,218,258	$14,262,874	$1,420,220	$1,753,444	$2,222,220	$249,520	$461,570	$205,076
For The Year Ended December 31, 2010:
Life Marketing	$1,826,001	$10,910,433	$520,589	$275,325	$736,252	$387,953	$921,765	$47,809	$34,855	$246
Acquisitions	810,681	6,241,033	16,329	3,857,946	246,698	458,703	512,433	64,410	25,559	766
Annuities	368,279	1,231,374	93,609	6,985,784	42,650	482,264	407,455	76	68,106	—
Stable Value Products	6,903	—	—	3,076,233	—	171,327	123,365	5,430	3,325	—
Asset Protection	48,048	63,357	509,273	2,258	178,883	23,959	86,799	25,077	133,454	168,762
Corporate and Other	3,497	84,068	2,125	48,216	24,162	100,639	24,575	1,694	117,621	23,961
Total	$3,063,409	$18,530,265	$1,141,925	$14,245,762	$1,228,645	$1,624,845	$2,076,392	$144,496	$382,920	$193,735

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2012:
Life insurance in-force	$706,415,969	$444,950,866	$30,470,432	$291,935,535		10.4%
Premiums and policy fees:
Life insurance	2,226,614	1,228,444	281,711	1,279,881	(1)	22.0
Accident/health insurance	38,873	12,065	29,413	56,221		52.3
Property and liability insurance	216,014	69,589	6,765	153,190		4.4
Total	$2,481,501	$1,310,098	$317,889	$1,489,292
For The Year Ended December 31, 2011:
Life insurance in-force	$728,670,260	$469,530,487	$32,812,882	$291,952,655		11.2%
Premiums and policy fees:
Life insurance	2,245,359	1,278,273	248,467	1,215,553	(1)	20.4
Accident/health insurance	43,161	14,415	21,719	50,465		43.0
Property and liability insurance	219,267	71,225	6,160	154,202		4.0
Total	$2,507,787	$1,363,913	$276,346	$1,420,220
For The Year Ended December 31, 2010:
Life insurance in-force	$753,518,782	$495,056,077	$18,799,243	$277,261,948		6.8%
Premiums and policy fees:
Life insurance	2,153,318	1,284,504	166,606	1,035,420	(1)	16.1
Accident/health insurance	49,520	17,323	63	32,260		0.2
Property and liability insurance	232,744	78,885	7,106	160,965		4.4
Total	$2,435,582	$1,380,712	$173,775	$1,228,645

(1)  Includes annuity policy fees of $103.8 million, $74.9 million, and $43.4 million for the years ended December 31, 2012, 2011, and 2010, respectively.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
2012
Allowance for losses on commercial mortgage loans	$4,975	$6,240	$—	$(8,340)	$2,875
2011
Allowance for losses on commercial mortgage loans	$11,650	$9,603	$—	$(16,278)	$4,975
2010
Allowance for losses on commercial mortgage loans	$1,725	$11,071	$—	$(1,146)	$11,650